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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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CyrusOne Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 1, 2014

To our stockholders:

        You are cordially invited to attend the 2014 annual meeting of the stockholders of CyrusOne Inc., a Maryland corporation (the "Company" or "CyrusOne"), which will be held at the W Hotel Dallas, located at 2440 Victory Park Lane, Dallas, TX 75219, on May 1, 2014 at 11:00 a.m., local time. At the meeting, stockholders will consider and vote on the following matters:

  1.
  the election of nine directors, each to hold office until our 2015 annual meeting of stockholders and until his or her successor has been duly elected and qualifies;

  2.
  the approval of our 2014 Employee Stock Purchase Plan;

  3.
  the approval of the material terms of the performance goals under our 2012 Long-Term Incentive Plan for purposes of Internal Revenue Code Section 162(m);

  4.
  the approval of the material terms of the performance goals under our 2013 Short-Term Incentive Plan for purposes of Internal Revenue Code Section 162(m); and

  5.
  the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2014.

        In addition, stockholders will transact such other business as may properly come before the annual meeting, including any adjournments or postponements of the meeting.

        If you own shares of our common stock as of the close of business on March 3, 2014, you can vote those shares by proxy or at the meeting.

        Pursuant to rules promulgated by the Securities and Exchange Commission (the "SEC"), we are providing access to our proxy materials over the internet. On March 19, 2014, we mailed our stockholders either (i) a copy of this proxy statement, the accompanying proxy card, our annual report and the Notice of Internet Availability of Proxy Materials (the "Notice") or (ii) the Notice only, each in connection with the solicitation of proxies by the Board of Directors for exercise at the annual meeting and any adjournments or postponements thereof. If you received only the Notice by mail, you will not receive a printed copy of the proxy materials other than as described herein. The Notice contains instructions for your use of this process, including how to access our proxy statement and annual report over the internet, how to authorize your proxy to vote online and how to request a paper copy of the proxy statement and annual report.

        If you are unable to attend the meeting in person, it is very important that your shares be represented and voted at the annual meeting. You may authorize your proxy to vote your shares over the internet as described in the Notice. Alternatively, if you received a paper copy of the proxy card by mail, please complete, date, sign and promptly return the proxy card in the self-addressed stamped envelope provided. You also may authorize your proxy by telephone as described in your proxy card. If you authorize your proxy over the internet, by mail or by telephone prior to the annual meeting, you may nevertheless revoke your proxy and cast your vote personally at the meeting.

By Order of the Board of Directors:
THOMAS W. BOSSE Vice President, General Counsel and Secretary
1649 West Frankford Road Carrollton, Texas 75007 March 19, 2014

CYRUSONE INC.

2014 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

QUESTIONS AND ANSWERS

Q:
Why did I receive a Notice of Internet Availability of Proxy Materials?

A:
The Board of Directors is soliciting proxies to be voted at our annual meeting. The annual meeting will be held at the W Hotel Dallas, located at 2440 Victory Park Lane, Dallas, Texas, 75219, on Thursday, May 1, 2014, at 11:00 a.m., local time. Pursuant to rules promulgated by the Securities and Exchange Commission (the "SEC"), we are providing access to our proxy materials over the internet. On or about March 19, 2014, we are mailing to our stockholders of record on March 3, 2014 either (i) a copy of this proxy statement, the accompanying proxy card, our annual report and the Notice of Internet Availability of Proxy Materials (the "Notice"), or (ii) the Notice only. The Notice and this proxy statement summarize the information you need to know to vote by proxy or in person at the annual meeting. You do not need to attend the annual meeting in person in order to vote.

Q:
When was the Notice mailed?

A:
The Notice was mailed to stockholders on March 19, 2014.

Q:
Who is entitled to vote?

A:
All common stockholders of record as of the close of business on March 3, 2014, the record date, are entitled to vote at the annual meeting.

Q:
What is the quorum for the meeting?

A:
A quorum at the annual meeting will consist of the presence, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast. No business may be conducted at the meeting if a quorum is not present. As of the record date, 22,692,319 shares of our common stock were issued and outstanding. If less than a majority of outstanding shares entitled to vote are represented at the annual meeting, the chairman of the meeting may adjourn the annual meeting to another date not more than 120 days after the original record date of March 3, 2014. Notice need not be given of the new date if announced at the meeting before an adjournment is taken.

Q:
How many votes do I have?

A:
You are entitled to one vote for each whole share of common stock you held as of the record date. Our stockholders do not have the right to cumulate their votes for directors.

Q:
What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
If your shares are registered in your name with our transfer agent, Computershare Trust Company N.A., you are the "stockholder of record" of those shares.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the "beneficial owner" of those shares. The Notice and proxy statement and any accompanying documents have been forwarded to you by your broker, bank or other holder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote your shares by using the voting instruction card your broker, bank or other holder of record provides you or by following their instructions for voting by telephone or on the internet.

Q:
How do I vote?

A:
Whether or not you plan to attend the annual meeting, we urge you to authorize your proxy to vote your shares over the internet as described in the Notice. Alternatively, if you received a paper copy of the proxy card by mail, please complete, date, sign and promptly return the proxy card in the self-addressed stamped envelope provided. You also may authorize your proxy to vote your shares by telephone as described in your proxy card. Authorizing your proxy over the internet, by mailing a proxy card or by telephone, will not limit your right to attend the annual meeting and vote your shares in person. Your proxy (one of the individuals named in your proxy card) will vote your shares per your instructions.

Q:
How do I vote my shares that are held by my broker, bank or other holder of record?

A:
If you have shares held by a broker, bank or other holder of record, you may instruct your broker to vote your shares by following the instructions that the broker provides to you. Most brokers, banks and other holders of record allow you to submit voting instructions by mail, telephone and on the internet.

Q:
What am I voting on?

A:
You will be voting on:

•
Proposal 1: the election of nine directors, each to hold office until our 2015 annual meeting of stockholders and until his or her successor has been elected and qualifies;

•
Proposal 2: the approval of the CyrusOne Inc. 2014 Employee Stock Purchase Plan;

•
Proposal 3: the approval of the material terms of the performance goals under the CyrusOne Inc. 2012 Long Term Incentive Plan for purposes of Internal Revenue Code Section 162(m);

•
Proposal 4: the approval of the material terms of the performance goals under the CyrusOne Inc. 2013 Short Term Incentive Plan for purposes of Internal Revenue Code Section 162(m); and

•
Proposal 5: the ratification of the appointment of Deloitte & Touche LLP ("Deloitte") to act as our independent registered public accounting firm for year ending December 31, 2014.

In addition, you will be voting on such other business as may properly come before the annual meeting, including any adjournments or postponements thereof.

Q:
What vote is required to approve the proposals assuming that a quorum is present at the annual meeting?

A:	Proposal 1: Election of Directors	The election of the director nominees must be approved by a plurality of all the votes cast.
	Proposal 2: Approval of 2014 Employee Stock Purchase Plan	The approval of our 2014 Employee Stock Purchase Plan requires the affirmative vote of a majority of the votes cast on the matter.
	Proposal 3: Approval of the material terms of the performance goals under the 2012 Long Term Incentive Plan	The approval of the material terms of performance goals under our 2012 Long Term Incentive Plan requires the affirmative vote of a majority of the votes cast on the matter.
	Proposal 4: Approval of the material terms of the performance goals under the 2013 Short Term Incentive Plan	The approval of the material terms of the performance goals under our 2013 Short Term Incentive Plan requires the affirmative vote of a majority of the votes cast on the matter.
	Proposal 5: Ratification of Independent Auditors	Ratification of the appointment of auditors requires the affirmative vote of a majority of the votes cast on the matter.
Q:
How are abstentions and broker non-votes treated?

A:
If you are a beneficial owner whose shares are held of record by a broker, bank or other nominee, your broker, bank or other nominee must vote your shares in accordance with your instructions. Under stock exchange rules, if you do not give specific voting instructions, your broker, bank or other nominee cannot vote your shares on "non-discretionary" items. A "broker non-vote" occurs when a bank, broker or other nominee holder of record holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

If you are a beneficial owner whose shares are held of record by a broker, bank or other nominee, your broker, bank or other nominee has discretionary voting authority to vote your shares on the ratification of Deloitte as our independent registered public accounting firm even if your broker, bank or other nominee does not receive voting instructions from you. However, your broker, bank or other nominee does not have discretionary authority to vote on the election of directors, the approval of our employee stock purchase plan or the approval of the material terms of the performance goals under our 2012 Long Term Incentive Plan and our 2013 Short Term Incentive Plan, in which case if you do not give voting instructions to your broker, bank or other nominee, a broker non-vote will occur and your shares will not be voted on these matters.

Pursuant to Maryland law, abstentions and broker non-votes are counted as present for purposes of determining the presence of a quorum. For purposes of the election of directors, the approval of our employee stock purchase plan, the approval of the material terms of the performance goals under our 2012 Long Term Incentive Plan and our 2013 Short Term Incentive Plan and the ratification of auditors, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote.

Important: Beneficial owners of shares held by brokers, banks and other nominees are advised that, if they do not timely provide instructions to their broker, bank or other nominee, their shares will not be voted in connection with the election of directors, the approval of our employee stock purchase plan or the approval of the material terms of the performance goals under our 2012 Long Term Incentive Plan and our 2013 Short Term Incentive Plan. Accordingly, it is particularly important that beneficial owners instruct their broker, bank or other nominee how they wish to vote their shares.

Q:
Will there be any other items of business on the agenda?

A:
As of the date of this Proxy Notice, the Board of Directors does not know of any other matters that may be brought before the annual meeting nor does it have reason to believe that proxy holders will have to vote for substitute or alternate nominees for election to the Board of Directors. If any other matter should come before the annual meeting or any nominee is unable to serve or declines to do so, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matters in accordance with their discretion.

Q:
What happens if I submit my proxy without providing voting instructions on all proposals?

A:
Proxies properly submitted via the internet, mail or telephone will be voted at the annual meeting in accordance with your directions. If the properly-submitted proxy does not provide voting instructions on a proposal, the proxy will be voted as follows:

•
to elect (FOR) each of the director nominees listed in "Proposal 1—Election of Directors";

•
in favor of (FOR) "Proposal 2—Approval of 2014 Employee Stock Purchase Plan";

•
in favor of (FOR) "Proposal 3—Approval of the Material Terms of the Performance Goals under the 2012 Long Term Incentive Plan";

•
in favor of (FOR) "Proposal 4—Approval of the Material Terms of the Performance Goals under the 2013 Short Term Incentive Plan"; and

•
in favor of (FOR) "Proposal 5—Ratification of Appointment of Independent Registered Public Accounting Firm."

Q:
Will anyone contact me regarding this vote?

A:
We have arranged for Georgeson and Company to assist us in the solicitation of proxies. Proxies may be solicited by our solicitation agent, directors, officers or employees personally or by telephone. Solicitations may be made by mail, telephone, facsimile, e-mail or personal interviews.

Q:
Who has paid for this proxy solicitation?

A:
We have paid the entire expense of preparing, printing and mailing the Notice and, to the extent requested by our stockholders, the proxy statement and any additional materials furnished to stockholders. We will bear all expenses associated with our solicitation agent, and any solicitation activities of our directors, officers or employees will be without additional compensation for such activities. We have hired Georgeson to solicit proxies for $3,500 plus expenses, and Computershare to assist in proxy matters and act as our inspector of elections, for $3,000 plus expenses. We also will request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send appropriate solicitation materials to such beneficial owners. We will reimburse such holders for their reasonable expenses.

Q:
May stockholders ask questions at the annual meeting?

A:
Yes. There will be time allotted at the end of the meeting when our representatives will answer appropriate questions from the floor.

Q:
How many copies should I receive if I share an address with another stockholder?

The SEC has adopted rules that permit companies and intermediaries, such as a broker, bank or other nominee, to implement a delivery procedure called "householding." Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our proxy materials, unless the affected stockholder has provided us with contrary instructions. This procedure provides extra convenience for stockholders and cost savings for companies.

Our Company and some brokers, banks or other nominees may be householding our proxy materials. A single Notice and, if applicable, a single set of our proxy materials, including the proxy statement, the accompanying proxy card, our annual report and the Notice, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker, bank or other nominee that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. Stockholders of record may revoke their consent at any time by contacting Thomas W. Bosse, Vice President, General Counsel and Corporate Secretary, either by calling toll-free (855) 564-3198 or by writing to 1649 W. Frankford Rd., Carrollton, TX 75007, Attention: Corporate Secretary. If you hold your shares through a broker, bank or other nominee holder of record, you should contact your holder of record to revoke your consent.

Upon written or oral request, we will promptly deliver a separate copy of the Notice and, if applicable, a single set of our proxy materials, to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice and, if applicable, our proxy materials, you may either call (855) 564-3198 or send a written request to CyrusOne Inc., 1649 West Frankford Road, Carrollton, Texas 75007, Attention: Thomas W. Bosse, Corporate Secretary. In addition, if you are receiving multiple copies of the Notice and, if applicable, our proxy materials, you can request householding by contacting our corporate secretary in the same manner.

Q:
What does it mean if I receive more than one Notice?

A:
It means that you have multiple accounts with our transfer agent or with brokers. Please submit all of your proxies over the internet, following the instructions provided in the Notice, by mail or by telephone to ensure that all of your shares are voted.

Q:
Can I change my vote after I have voted?

A:
Yes. The proper submission of proxies over the internet, by mail or by telephone does not preclude a stockholder from voting in person at the meeting. A stockholder may revoke a proxy at any time prior to its exercise by filing with our corporate secretary a duly executed revocation of proxy, by properly submitting, either by internet, mail or telephone, a proxy to our corporate secretary bearing a later date or by appearing at the meeting and voting in person. Attendance at the meeting will not by itself constitute revocation of a proxy.

Q:
Can I find additional information on the Company's website?

A:
Yes. Our website is located at www.cyrusone.com. Although the information contained on our website is not part of this proxy statement, you can view additional information on the website, such as our corporate governance guidelines, our code of business conduct and ethics, charters of our Board committees and reports that we file with the SEC. A copy of our corporate governance guidelines, our code of business conduct and ethics and each of the charters of our Board committees may be obtained free of charge by writing to CyrusOne Inc., 1649 West Frankford Road, Carrollton, Texas 75007, Attention: Thomas W. Bosse, Corporate Secretary.

 PROPOSAL 1: ELECTION OF DIRECTORS

        Our Board of Directors currently consists of eight members. The Board of Directors has approved an increase in the size of the Board of Directors to nine members, effective at the annual meeting. Accordingly, at the 2014 annual meeting, pursuant to our charter and bylaws, nine directors will be elected to serve until the 2015 annual meeting and until their successors are duly elected and qualified.

        The Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee, has nominated the following current directors to serve as directors: Gary J. Wojtaszek, John F. Cassidy, William E. Sullivan, T. Tod Nielsen, Alex Shumate, Melissa E. Hathaway and David H. Ferdman. Roger T. Staubach, a current director, has decided to retire from our Board of Directors at the conclusion of his term and accordingly, has not been nominated for re-election at the annual meeting. In addition, on recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has also nominated the following two individuals who are not currently serving on the Board to serve as directors: Lynn A. Wentworth (who was designated to the Committee by our stockholder Cincinnati Bell Inc. ("CBI")) and John W. Gamble. The Board of Directors anticipates that each of these nine nominees (the "Nominees") will serve, if elected, as a director. However, if any Nominee is unable to serve or declines to do so, the proxies will be voted as the Board of Directors may recommend, including for another person or persons as recommended by the Board of Directors.

        The Board of Directors recommends a vote FOR each Nominee.

 The Board of Directors

  Nominees for Election to Term Expiring 2015

        The biographical descriptions below set forth certain information with respect to each Nominee for election as a director at the annual meeting. The Board has identified specific attributes of each Nominee that the Board has determined qualify that person for service on the Board.

Gary J. Wojtaszek, Age 47

Director Since: July 2012

Board Committees: None

Qualifications: Mr. Wojtaszek is our Chief Executive Officer and brings to our Board of Directors critical knowledge and understanding of our data center colocation business coupled with an in-depth understanding of the Company's capital structure.

Gary J. Wojtaszek is our President and Chief Executive Officer and has served as a member of our Board of Directors since July 2012. Mr. Wojtaszek was appointed to the Board of Directors of CBI on July 29, 2011 and was named President of CyrusOne effective August 5, 2011. Upon consummation of our initial public offering, Mr. Wojtaszek resigned as a member of the board of directors of CBI. Prior to becoming the President of CyrusOne in August 2011, Mr. Wojtaszek served as Chief Financial Officer of CBI beginning July 2008 and as Senior Vice President, Treasurer and Chief Accounting Officer for the Laureate Education Corporation in Baltimore, Maryland from 2006 to 2008. Prior to that, Mr. Wojtaszek worked from 2001 to 2008 at Agere Systems, the semiconductor and optical electronics communications division of Lucent Technologies, which was subsequently spun-off through an initial public offering. While at Agere Systems, Mr. Wojtaszek worked in a number of finance positions, ultimately serving as the Vice President of Corporate Finance, overseeing all Controllership, Tax and Treasury functions. Mr. Wojtaszek started his career in General Motors Company's New York treasury group and joined Delphi Automotive Systems as the regional European treasurer in connection with the initial public offering and spin-off of Delphi Automotive Systems from General Motors.

John F. Cassidy, Age 59

Director Since: July 2012

Board Committees: None; Chairman

Qualifications: Mr. Cassidy brings to our Board of Directors critical knowledge and understanding of the products and services offered by CyrusOne, as well as a thorough understanding of the technology industries in which it operates.

John F. Cassidy has served as the Chairman of our Board of Directors since January 2013. Mr. Cassidy served as the President and Chief Executive Officer of CBI from July 2003 to January 2013, where he was instrumental in the design and implementation of CBI's entry into the data center co-location business, and the acquisition of Cyrus Networks in 2010. Effective January 31, 2013, Mr. Cassidy retired as President and Chief Executive Officer of CBI and was appointed Vice Chairman of CBI's board of directors, on which he had served since 2002. Effective December 31, 2013, Mr. Cassidy retired from CBI's board of directors. Mr. Cassidy has held various other positions within CBI, including President and Chief Operating Officer of Cincinnati Bell Telephone Company and President of Cincinnati Bell Wireless Company.

William E. Sullivan, Age 59

Independent Director Since: January 2013

Board Committees: Audit Committee (Chair) and Compensation Committee; Lead Independent Director

Qualifications: Mr. Sullivan brings to our Board of Directors a comprehensive understanding of the commercial real estate industry coupled with extensive real estate investment trust ("REIT") management experience.

William E. Sullivan has served as a member of our Board of Directors since January 2013. Mr. Sullivan is our lead independent director and the chair of our Audit Committee. From March 2007 to May 2012, Mr. Sullivan served as the Chief Financial Officer of ProLogis Inc. ("ProLogis"), a REIT operating as an owner, manager and developer of distribution facilities. Prior to joining ProLogis, Mr. Sullivan was the founder and President of Greenwood Advisors, Inc., a private financial consulting and advisory firm, from 2005 to 2007. Prior to that, Mr. Sullivan served as the Chairman (2001 to 2007) and Chief Executive Officer (2001 to 2005) of SiteStuff, Inc., a procurement solutions company specializing in real estate property and facility management. Mr. Sullivan worked for Jones Lang LaSalle Incorporated ("Jones Lang LaSalle"), and its predecessor, LaSalle Partners, in a variety of positions from 1984 to 2001, including as Chief Financial Officer from 1997 to 2001 and as a member of the Board of Directors from 1997 to 1999. Prior to joining Jones Lang LaSalle, he was a member of the Communications Lending Group of the First National Bank of Chicago and also served as a member of the tax division of Ernst & Ernst LLP, a predecessor to Ernst & Young LLP ("Ernst & Young"). Mr. Sullivan has also served as a director and audit committee chairman of Jones Lang LaSalle Income Property Trust, Inc. since September 2012, and as a director and audit committee chairman of Club Corp., since August 2013.

T. Tod Nielsen, Age 48

Independent Director Since: January 2013

Board Committees: Nominating and Corporate Governance Committee

Qualifications: Mr. Nielsen brings to our Board of Directors a strong technical background in software development, coupled with extensive management experience and knowledge of the information technology market.

T. Tod Nielsen has served as a member of our Board of Directors since January 2013. Since June 2013, Mr. Nielsen has been the Chief Executive Officer of Heroku, a cloud application development company. Prior to that, Mr. Nielsen was Co-President, Applications Platform of VMware, Inc. ("VMware"). Mr. Nielsen served as VMware's Chief Operating Officer from January 2009 to January 2011. Prior to that, he served as President and Chief Executive Officer of Borland Software Corporation from November 2005 to December 2008. From June 2005 to November 2005, Mr. Nielsen served as Senior Vice President, Marketing and Global Sales Support for Oracle Corporation, an enterprise software company. From August 2001 to August 2004, he served in various positions at BEA Systems, Inc., a provider of application infrastructure software, including Chief Marketing Officer and Executive Vice President, Engineering. Mr. Nielsen also spent 12 years with Microsoft Corporation ("Microsoft") in various roles, including General Manager of Database and Developer Tools, Vice President of Developer Tools, and at the time of his departure, Vice President of Microsoft's platform group. Mr. Nielsen is a current director of Club Holdings LLC and former director of MyEdu Corp.

Alex Shumate, Age 63

Independent Director Since: January 2013

Board Committees: Audit Committee and Compensation Committee (Chair)

Qualifications: Mr. Shumate brings to our Board of Directors demonstrated managerial ability and a thorough understanding of the principles of good corporate governance.

Alex Shumate has served as a member of our Board of Directors since January 2013. Mr. Shumate is also a member of our Audit Committee and serves as the chair of our Compensation Committee. Mr. Shumate is currently the Managing Partner, North America, of Squire Sanders (US) LLP, an international law firm ("Squire Sanders"), since 2009. Prior to that, he served as the Managing Partner of the Columbus, Ohio office of Squire Sanders since 1991. He is a current director of The J.M. Smucker Company. He also served as a director of the Wm. Wrigley Jr. Company from 1998 until its acquisition in 2008, as well as Nationwide Financial Services from 2002 until its acquisition in 2009. He served as a director of CBI from 2005 to January 2013. Mr. Shumate resigned as a member of CBI's Board of Directors upon consummation of our initial public offering.

Melissa E. Hathaway, Age 45

Independent Director Since: January 2013

Board Committees: Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee (Chair)

Qualifications: Ms. Hathaway brings to our Board of Directors more than 20 years of high-level public and private-sector experience regarding cyber security matters.

Melissa E. Hathaway has served as a member of our Board of Directors since January 2013. Ms. Hathaway is also a member of our Audit Committee and our Compensation Committee and serves as the chair of our Nominating and Corporate Governance Committee. Ms. Hathaway has served as President of Hathaway Global Strategies, LLC and a Senior Advisor at Harvard Kennedy School's Belfer Center since August 2009. Ms. Hathaway also served on the Board of Directors of Terremark Worldwide from February 2010 until its acquisition by Verizon Communications Inc. in March 2011. Previously, from February 2009 to August 2009, she led the development of the Cyberspace Policy Review in her role as the Acting Senior Director for Cyberspace in the National Security Council of President Barack Obama's administration. Prior to that, from March 2007 to February 2009, Ms. Hathaway served as Cyber Coordination Executive and Director of the Joint Interagency Cyber Task Force in the Office of the Director of National Intelligence under President George W. Bush. Before working in the Obama and Bush administrations, from June 1993 to February 2007, Ms. Hathaway was a Principal with Booz Allen & Hamilton, Inc. ("Booz Allen"), where she led the information operations and long-range strategy and policy support business units. Her efforts at Booz Allen supported key offices within the Department of Defense and the intelligence community, including the U.S. Southern Command, the U.S. Pacific Command, the Office of the Secretary of Defense for Net Assessment, the Central Intelligence Agency, the Defense Intelligence Agency and the Office of the Director of National Intelligence.

David H. Ferdman, Age 46

Director Since: January 2013

Board Committees: None

Qualifications: Mr. Ferdman brings to our Board of Directors a comprehensive understanding of our business coupled with extensive experience in the data center industry.

David H. Ferdman has served as a member of our Board of Directors since January 2013. Mr. Ferdman was the founder of Cyrus Networks, where he served as President and Chief Executive Officer from 2000 until June 2010. Mr. Ferdman served as the President of Cyrus Networks until August 2011 and served as the Chief Strategy Officer of CyrusOne, LLC ("Cyrus Networks") until January 2013. Upon consummation of our initial public offering, Mr. Ferdman resigned from his employment with the Company. Prior to founding Cyrus Networks, Mr. Ferdman was the Chief Operating Officer and co-founder of UWI Association Programs (d/b/a Eclipse Telecommunications), a facilities-based telecommunications service provider ("UWI"). As Chief Operating Officer of UWI, Mr. Ferdman was instrumental in the company's rapid growth, which culminated in its acquisition by IXC Communications (now part of Level 3 Communications Inc.) in 1998.Mr. Ferdman is also a director of Xand Holdings, Serendipity Wire, LLC, Circuit of the Americas, and Quality Uptime Services.

Lynn A. Wentworth, Age 55

Qualifications: Ms. Wentworth brings to our Board of Directors extensive knowledge regarding complex financial and accounting matters affecting large corporations in the telecommunications industry.

Lynn A. Wentworth is the former Senior Vice President, Chief Financial Officer and Treasurer of BlueLinx Holdings Inc. (a building products distributor) from 2007 to 2008. Prior to joining BlueLinx, she was, most recently, Vice President and Chief Financial Officer for BellSouth Corporation's Communications Group and held various other positions at BellSouth from 1985 to 2007. She is a Certified Public Accountant licensed in the state of Georgia. She is a director and chair of the audit committees of Graphic Packaging Holding Company and CBI, and serves on the executive and compensation committees for CBI.

John W. Gamble, Jr., Age 51 Qualifications: Mr. Gamble brings to our Board of Directors extensive knowledge regarding financial management, and the information technology market.

John W. Gamble Jr. has been executive vice president and chief financial officer for Lexmark International, Inc. since 2005. In addition to corporate finance functions, he is responsible for Lexmark's investor relations, information technology, strategy and development, and internal audit and security functions. Prior to joining Lexmark, he was executive vice president and chief financial officer of Agere Systems, Inc. Mr. Gamble also served in finance leadership roles with AlliedSignal, Inc., and then Honeywell International, Inc., following the merger of the two entities. Earlier, Mr. Gamble served in a variety of finance capacities with General Motors. He began his career as an electrical engineer with Bethlehem Steel Corporation.

Biographical Information Regarding Executive Officers Who Are Not Directors

Kimberly H. Sheehy, Age 48 Chief Financial Officer and Administrative Officer	Kimberly H. Sheehy has served as our Chief Financial and Administrative Officer since 2011. Prior to that, she held various roles between 1996 and 2011 at CBI, including Treasurer and Vice President of Investor Relations from March 2011 through November 2011, Vice President of Finance and Treasurer from 2007 to 2011, and prior to 2007 she held positions including Vice President of Financial Planning and Analysis, and Managing Director of Corporate Tax. Prior to joining CBI, Ms. Sheehy held accounting and tax positions at Ernst & Young.
Patricia M. McBratney, Age 39 Vice President and Controller

Patricia M. McBratney has served as our Vice President and Controller since January 2013. Prior to joining CyrusOne, Ms. McBratney held various accounting positions at Deloitte from 1996 to 2013. Ms. McBratney is a Certified Public Accountant with prior experience in both the consumer products and real estate industries. Ms. McBratney has also been involved in various initial public offerings, spin-offs, acquisitions, reverse acquisitions, and debt and equity offerings while employed by Deloitte.

Thomas W. Bosse, Age 52 Vice President, General Counsel and Secretary

Thomas W. Bosse has served as our Vice President, General Counsel and Secretary since March 2013. Prior to joining CyrusOne, beginning in 2003, he was a principal in The Law Offices of Thomas W. Bosse, PLLC, where he represented numerous companies in the communications and technology sectors, including CyrusOne, in financing, corporate governance, real estate, mergers and acquisitions and commercial transactions. From 1999 to 2003, he was Associate General Counsel for Broadwing Inc. Mr. Bosse is a graduate of the University of Notre Dame School of Law.

Kevin L. Timmons, Age 49 Chief Technology Officer

Kevin L. Timmons has served as our Chief Technology Officer since October 2011. Prior to joining CyrusOne, he led Microsoft's global data center team as General Manager, Data Center Services beginning in 2009. Prior to that, Mr. Timmons held several positions between 1999 and 2009 within the operations team at Yahoo! Inc. ("Yahoo!"). Mr. Timmons originally joined Yahoo! via the GeoCities acquisition in 1999 as Director of Operations. He was then promoted to Senior Director in 2000, and assumed the role of Vice President, Operations in 2006.

Venkatesh S. Durvasula, Age 47 Chief Commercial Officer

Venkatesh S. Durvasula has served as our Chief Commercial Officer, overseeing strategy, marketing and sales since October 2012. Mr. Durvasula joined CyrusOne in October 2012. Prior to joining CyrusOne, Mr. Durvasula served as the Chief Marketing and Business Officer of Quality Technology Services ("QTS") from March 2010 through April 2012. Prior to QTS, he was a co-founder and Chief Operating Officer of NYC-Connect, a privately-held interconnection business that was sold to Digital Realty Trust, Inc. and Telx in 2007. Following that sale, Mr. Durvasula served as the Chief Marketing Officer at Telx until August 2009. Prior to NYC-Connect, Mr. Durvasula served as Vice President of Sales at AboveNet, Inc.

Corporate Governance Profile

        We have structured our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. Notable features of our corporate governance structure include the following:

  •
  the Board of Directors is not classified; instead, each of our directors is subject to re-election annually;

  •
  the Board of Directors has determined that a majority of the eight persons who currently serve on the Board of Directors are independent within the meaning of the NASDAQ listing standards, and at least one of the new nominees is independent;

  •
  each of the members of the Audit Committee and the Compensation Committee meet the heightened independence standards within the meaning of the NASDAQ listing standards for service on those committees;

  •
  at least one of our Audit Committee members qualifies as an "Audit Committee financial expert" as defined by the SEC; and

  •
  we have opted out of the control share acquisition statute of the Maryland General Corporation Law.

        Our directors stay informed about our business by attending meetings of the Board of Directors and its standing committees and through supplemental reports and communications. Our independent directors meet regularly in executive sessions without the presence of our corporate officers or non-independent directors.

Board of Directors

        Our business and affairs are managed under the direction of the Board of Directors. A majority of the members of the Board of Directors is "independent," as determined by the Board of Directors, consistent with the rules of the NASDAQ.

Board Leadership

        The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board understands that there is no single, generally accepted approach to providing Board leadership and the right Board leadership structure may vary as circumstances warrant. Consistent with this understanding, the Board of Directors considers its leadership structure on an annual basis.

        The Board of Directors may designate a chairman of the Board, who may or may not be an executive chairman. Since January 2013, John F. Cassidy has served as our chairman of the Board of Directors. Based on its most recent review of our leadership structure and the needs of the Company, the Board continues to believe that having Mr. Cassidy serving in this position is optimal for us because it provides our Company with strong, effective and consistent leadership. Furthermore, our corporate governance guidelines provide that it is the Board's general policy that the positions of Chairman of the Board and Chief Executive Officer should be separate persons as an aid to the Board's oversight of management. The corporate governance guidelines also require a lead independent director, which since January 2013 has been William E. Sullivan.

        In considering its leadership structure, the Board has taken a number of factors into account. The Board, which consists of a majority of independent directors, exercises a strong, independent oversight function. This oversight function is enhanced by the Audit, Compensation and Nominating and Corporate Governance Committees being comprised entirely of independent directors. A number of Board and committee processes and procedures, including regular executive sessions of independent directors and a regular review of our executive officers' performance, provide substantial independent oversight of our management's performance. Finally, under our bylaws and corporate governance guidelines, the Board has the ability to change its structure, should that be deemed appropriate and in the best interest of our Company. The Board believes that these factors provide the appropriate balance between the authority of those who oversee our Company and those who manage it on a day-to-day basis.

        The chairman of the Board presides at all meetings of the Board of Directors, unless otherwise prescribed. The chairman performs such other duties, and exercises such powers, as from time to time shall be prescribed in our bylaws or by the Board of Directors.

 Director Independence

        In accordance with corporate governance listing standards of the NASDAQ and our corporate governance guidelines, the Board, upon the recommendation of its Nominating and Corporate Governance Committee, which is comprised solely of independent members, affirmatively evaluates and determines the independence of each director and each nominee for election. Based on an analysis of information supplied by the directors, and other information including the matters set forth in this proxy document under the caption "Certain Relationships and Related Transactions", the Board evaluates whether any director has any material relationship with CyrusOne either directly or as a partner, shareholder or officer of an organization that has a relationship with CyrusOne that might cause a conflict of interest in the performance of a director's duties.

        Based on these standards, the Board, including a majority of the current independent members, determined that each of the following persons who is serving as a non-employee director has no relationship with CyrusOne, except as a director and stockholder, and is independent: Melissa E. Hathaway, William E. Sullivan, Roger T. Staubach, T. Tod Nielsen and Alex Shumate. In addition, the Board determined that John W. Gamble, who has been nominated for election to the Board of Directors, is independent.

        The Board determined that Gary J. Wojtaszek is not independent because he is the President and Chief Executive Officer of CyrusOne, and John F. Cassidy is not independent because he is the former President and Chief Executive Officer of the Company's former parent, CBI. In addition, the Board determined that David H. Ferdman is not independent, as he founded Cyrus Networks and has served as President and Chief Executive Officer of the Company, and that Lynn A. Wentworth is not independent, as she serves on the board of directors of CBI, with which CyrusOne has a number of commercial and ownership relationships.

Board Meetings

        In 2013, the Board of Directors held 12 meetings, the Audit Committee held 8 meetings, the Compensation Committee held 7 meetings and the Nominating and Corporate Governance Committee held 4 meetings. Each director, other than Roger T. Staubach, attended over 75% of the Board meetings and each director's respective committee meetings in 2013.

        Although we do not have a policy requiring directors' attendance at annual meetings of stockholders, they are expected to do so. The 2014 annual meeting of stockholders will be our first annual meeting of stockholders as a public company.

        The Board of Directors regularly meets in executive session, without management present. Generally, these executive sessions follow after each quarterly meeting of the Board and each committee. In addition, the independent directors of the Board and the committees meet regularly in independent sessions without management or non-independent directors present. William E. Sullivan, our lead independent director, presides over such independent, non-management sessions of the Board. In 2013, the independent directors met at least twice in such independent sessions. As deemed necessary, directors discuss matters informally between board and committee meetings.

Board Committees

        Under our corporate governance guidelines, the composition of each of our committees, including the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee must comply with the rules of the SEC and listing requirements and other rules and regulations of the NASDAQ, as amended or modified from time to time. Our corporate governance guidelines define "independent director" by reference to the rules of the SEC and rules, regulations and listing qualifications of the NASDAQ, which generally deem a director to be independent if the director has no relationship to us that may interfere with the exercise of the director's independence from management and our Company, and which further impose heightened requirements of independence for members of the Audit and Compensation committees. Our Board of Directors may from time to time establish other committees to facilitate the management of our Company. The operating partnership agreement of our operating partnership (the "Partnership Agreement") currently requires that, so long as CBI has the right to nominate at least one director, at least one of its nominees will serve on each committee (if the nominee is qualified as independent under the applicable rules, regulations and listing qualifications of the NASDAQ) other than any committee whose purpose is to evaluate or negotiate any transaction with CBI.

        Audit Committee.    The Audit Committee helps ensure the integrity of our financial statements, the qualifications and independence of our independent auditor and the performance of our internal audit function and independent auditors. The Audit Committee selects, assists and meets with the independent auditor, oversees each annual audit and quarterly review, evaluates the performance of our internal audit controls and prepares the report that federal securities laws require be included in our annual proxy statement. Mr. Sullivan is the chair of the Audit Committee and has been determined to be an audit committee financial expert by the Board. Mr. Shumate and Ms. Hathaway also serve as members of our Audit Committee. Each member of the Audit Committee has been determined to be independent and qualified in accordance with the NASDAQ standards applicable to service on audit committees. The Audit Committee operates pursuant to a written charter.

        Compensation Committee.    The Compensation Committee reviews and makes recommendations to our Board of Directors regarding the compensation and benefits of our executive officers, administers and makes recommendations to our Board of Directors regarding our compensation and stock incentive plans, and produces an annual report on executive compensation for inclusion in our proxy statement. Mr. Shumate is the chair of the Compensation Committee. Mr. Sullivan and Ms. Hathaway also serve as members of our Compensation Committee. Each member of the Compensation Committee has been determined to be independent in accordance with the NASDAQ standards applicable to service on compensation committees. The Compensation Committee operates pursuant to a written charter. In 2013, the Compensation Committee engaged Christenson Advisors to assist it in the performance of its duties and to make recommendations to the Compensation Committee with respect to director and executive compensation. In engaging the compensation consultant, the Compensation Committee considered the consultant's independence and actual or potential conflicts of interest. In connection with this review, the Compensation Committee solicited information regarding work for the Company, fees paid, relationships with members of the Board or management, ownership of Company stock and other information. The Compensation Committee was not aware of any conflicts of interest or other matters that affected the consultant's independence.

        Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee develops and recommends to our Board of Directors a set of corporate governance guidelines, a code of business conduct and ethics and related Company policies and periodically reviews and recommends updates and changes to such guidelines, code and policies to the Board of Directors, monitors our compliance with corporate governance requirements of state and federal law and the rules and regulations of the NASDAQ, establishes criteria for prospective members of our Board of Directors and conducts candidate searches and interviews. Ms. Hathaway is the chair of the Nominating and Corporate Governance Committee. Messrs. Nielsen and Staubach also serve as members of our Nominating and Corporate Governance Committee. Each of the Committee members has been determined to be independent in accordance with the applicable NASDAQ listing standards. The Nominating and Corporate Governance Committee operates pursuant to a written charter.

 Role of the Board in Risk Oversight

        One of the key functions of the Board of Directors is informed oversight of our risk management process. The Board of Directors administers this oversight function directly, with support from the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, each of which addresses risks specific to their respective areas of oversight. In particular, among other things, the Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. The Audit Committee also monitors compliance with the Company's policy on related party transactions, and our executives' compliance with the Company's Code of Conduct and Ethics. The Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. The Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines.

Nomination of Directors

        Before each annual meeting of stockholders, the Nominating and Corporate Governance Committee considers the nomination of all directors whose terms expire at the next annual meeting of stockholders, and also considers new candidates whenever there is a vacancy on the Board or whenever a vacancy is anticipated due to a change in the size or composition of the Board, a retirement of a director or for any other reasons. In addition to considering incumbent directors, the Nominating and Corporate Governance Committee may identify director candidates based on recommendations from any qualified individual or group, including, but not limited to, stockholders, the incumbent directors and members of management. The Committee may in the future engage the services of third-party search firms to assist in identifying or evaluating director candidates. No such firm was engaged in 2013.

        The Nominating and Corporate Governance Committee evaluates annually the effectiveness of the Board as a whole, the committees, and of each individual director and identifies any areas in which the Board would be better served by adding new members with different skills, backgrounds or areas of experience. The Board of Directors considers director candidates based on a number of attributes including:

  •
  Established leadership reputation in his/her field;

  •
  Known for good business judgment;

  •
  Active in business;

  •
  Knowledge of business on a national/global basis;

  •
  Meets high ethical standards;

  •
  Commitment to regular Board/committee meeting attendance;

  •
  The candidate's familiarity with data center facilities and operations; and

  •
  Whether the candidate would contribute to the gender, racial and/or geographical diversity of the Board.

        Candidates also are evaluated based on their understanding of our business and willingness to devote adequate time to carrying out their duties. The Nominating and Corporate Governance Committee also monitors the mix of skills, experience and background to assure that the Board has the necessary composition to effectively perform its oversight function. As noted immediately above, diversity characteristics of a candidate are just one of several factors considered by the committee when evaluating director candidates. A candidate will neither be included nor excluded from consideration solely based on his or her diversity traits. The Nominating and Corporate Governance Committee conducts regular reviews of current directors in light of the considerations described above and their past contributions to the Board of Directors.

        The Nominating and Corporate Governance Committee also takes into consideration the nominations submitted by CBI. Pursuant to the Partnership Agreement, CBI has the right to designate up to four nominees for this annual meeting. Pursuant to such right, CBI has designated Lynn A. Wentworth as its nominee, and further designated two incumbent directors, John F. Cassidy and Alex Shumate, to be CBI designated nominees for election to the Board of Directors.

        The Nominating and Corporate Governance Committee will consider appropriate candidates for directors recommended by a stockholder of our Company. The Nominating and Corporate Governance Committee will evaluate director candidates submitted by our stockholders on the same basis as any other director candidates. We did not receive any nominations of directors by stockholders (other than CBI) for the 2014 annual meeting.

        Recommendations for nominations should be addressed to CyrusOne Inc., 1649 West Frankford Road, Carrollton, Texas 75007, Attention: Thomas W. Bosse, Corporate Secretary, indicating the nominee's qualifications and other relevant biographical information and providing confirmation of the nominee's consent to serve as director, if elected. Stockholders may also nominate qualified candidates for the Board of Directors by complying with the advance notice and other requirements of our Bylaws regarding director nominations. These requirements are also described under the caption "Stockholder Proposals."

Compensation Committee Interlocks and Insider Participation

        There are no Compensation Committee interlocks and none of our employees participate on the Compensation Committee.

Board Compensation for 2013

        In 2013, each of our directors who is not an employee of our Company or our subsidiaries received the following as compensation for services as a director: an initial equity grant of restricted stock with a grant-date fair value of $105,000 in connection with our initial public offering ("IPO"), a cash retainer of $50,000 (except as specified below in the case of our lead independent director and our non-executive chair), and a grant of restricted stock with a grant-date fair value of $100,000 for the director's initial 12 months of service. The equity awards granted to our directors were granted on January 24, 2013, pursuant to our 2012 Long Term Incentive Plan and vest in three equal installments, with the first installment vesting on May 15, 2014 and the second and third installments vesting on January 24, 2015 and January 24, 2016, respectively, subject to the director's continued service on our Board of Directors. Our lead independent director receives an annual cash retainer of $75,000, and our non-executive chair receives an annual cash retainer of $100,000. The director who serves as chair of the Audit Committee (Mr. Sullivan) receives an additional annual retainer of $15,000, and the directors who serve as chairs of the Compensation Committee (Mr. Shumate) and the Nominating and Corporate Governance Committee (Ms. Hathaway) each receive an additional annual retainer of $10,000. Directors who are employees of our Company or our subsidiaries do not receive compensation for their services as directors. We did not provide any per-meeting compensation to any of our directors.

        The following table summarizes the compensation that we paid to our non-management directors in 2013:

2013 Director Compensation Table

Name	Fees Earned ($)	Stock Awards ($)(1)		All Other Compensation ($)		Total ($)
John F. Cassidy	100,000	205,010		—		305,010
William E. Sullivan	90,000	205,010		—		295,010
Roger T. Staubach	50,000	205,010		—		255,010
T. Tod Nielsen	50,000	205,010		—		255,010
Alex Shumate	60,000	205,010		—		265,010
Melissa E. Hathaway	60,000	205,010		—		265,010
David H. Ferdman	50,000	921,139	(2)	797,658	(3)	1,768,797

(1)
Reflects the aggregate grant date fair value of the restricted stock awards granted on January 24, 2013, determined in accordance with Financial Accounting Standards Board ASC Topic 718 Stock Compensation (FASB ASC 718). The grant date fair value of the restricted stock awards was determined by reference to the closing price of the shares on the grant date and excludes the impact of estimated forfeitures. The assumptions used in the calculation of the grant date fair value are incorporated by reference to Note 16 to the financial statements in our annual report on Form 10-K filed with the Securities and Exchange Commission on March 3, 2014. As of December 31, 2013, our non-employee directors held the following aggregate number of stock options and shares of restricted stock:

Name	Stock Options (#)	Stock Awards (#)
Mr. Cassidy	—	10,790
Mr. Sullivan	—	10,790
Mr. Staubach	—	10,790
Mr. Nielsen	—	10,790
Mr. Shumate	—	10,790
Ms. Hathaway	—	10,790
Mr. Ferdman	—	48,481
(2)
Reflects the initial grant of restricted stock to each of the non-employee members of our board of Directors in January 2013 with a grant date fair value of $205,010, and a one-time grant to Mr. Ferdman with a grant date fair value of $716,129 made in connection with the termination of his employment agreement with CBI in January 2013.

(3)
Reflects cash payments made to Mr. Ferdman in the amounts of: (i) $16,133 made in connection with the termination of his employment agreement with CBI in January 2013, and (ii) $781,525 as an incentive award under the CyrusOne Performance Plan, for which Mr. Ferdman was eligible as a result of his employment prior to service on the Board of Directors, and payments for which were made to eligible participants as a result of the Company's successful IPO in 2013. See "CBI IPO Bonuses" on pages 42-43 below for a description of the CyrusOne Performance Plan.

Corporate Governance Matters

        We have adopted corporate governance guidelines and a code of business conduct and ethics that applies to all of our executive officers and employees, and each member of the Board of Directors. We anticipate that any waivers of our code of business conduct and ethics will be posted on our website.

The following documents are available at our website at www.cyrusone.com in the "Corporate Governance" area of the "Investors" section:

  •
  Corporate Governance Guidelines;

  •
  Code of Business Conduct and Ethics;

  •
  Audit Committee Charter;

  •
  Compensation Committee Charter; and

  •
  Nominating and Corporate Governance Committee Charter.

        Each committee reviews its written charter annually. Copies of the documents listed above are available in print to any stockholder who requests them. Requests should be sent CyrusOne Inc., 1649 West Frankford Road, Carrollton, Texas 75007, Attention: Thomas W. Bosse, Corporate Secretary.

Communication with the Board of Directors, Independent Directors and the Audit Committee

        The Board of Directors may be contacted by any party via mail at the address listed below.

    Board of Directors
    CyrusOne Inc.
    1649 West Frankford Road
    Carrollton, Texas 75007

        The Board of Directors also may be contacted by any party via e-mail at the address listed below.

    boardofdirectors@cyrusone.com

        The Audit Committee has adopted a process for anyone to send communications to the Audit Committee with concerns or complaints concerning our Company's regulatory compliance, accounting, audit or internal controls issues. The Audit Committee may be contacted by any party via mail at the address listed below:

    Chair
    Audit Committee
    CyrusOne Inc.
    1649 West Frankford Road
    Carrollton, Texas 75007

        The Audit Committee also may be contacted by any party via e-mail at the address listed below:

    auditcommittee@cyrusone.com

        Alternatively, anyone may call our toll-free whistleblower hotline at 1-866-822-4720.

        Relevant communications are distributed to the Board, or to any individual director or directors, as appropriate, depending on the facts and circumstances outlined in the communication. In that regard, the Board of Directors has requested that certain items unrelated to the duties and responsibilities of the Board should be excluded or redirected, as appropriate, such as: business solicitations or advertisements; junk mail and mass mailings; resumes and other forms of job inquiries; spam; and surveys.

        In addition, material that is unduly hostile, threatening, potentially illegal or similarly unsuitable will be excluded; however, any communication that is excluded will be made available to any outside director upon request.

 PROPOSAL 2: APPROVAL OF THE
CYRUSONE INC. 2014 EMPLOYEE STOCK PURCHASE PLAN

        We are asking you to approve the CyrusOne Inc. 2014 Employee Stock Purchase Plan (referred to as the "ESPP"), which was adopted by the Company's Board of Directors on February 4, 2014 to be effective May 1, 2014, subject to approval by the stockholders at the annual meeting of stockholders. Our Board of Directors believes that the ESPP is in the best interests of the Company, as it provides a convenient way for the Company's employees to purchase shares of the Company's common stock at a discounted price, which stock ownership aligns their interests with that of our stockholders.

        The Company has reserved a total of 200,000 shares of common stock for issuance under the ESPP. The total shares reserved for issuance under the ESPP represent less than 1% of the Company's outstanding shares as of the Record Date.

Summary of the ESPP

        THE FULL TEXT OF THE ESPP IS ATTACHED TO THIS PROXY STATEMENT AS APPENDIX A AND THE FOLLOWING DISCUSSION IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO SUCH TEXT.

        Stock Subject to the ESPP.    Subject to adjustment as provided in the ESPP, the aggregate number of shares of common stock reserved and available for issuance pursuant to the ESPP is 200,000. In the event of any stock dividend, stock split, recapitalization, or other change in the capital structure of the Company, the Compensation Committee will make appropriate adjustments in the number and kind of shares subject to the ESPP, the maximum number of shares that may be delivered under the ESPP, and the selling price and any other relevant provision of the ESPP.

        Administration.    Subject to the express provisions of the ESPP, the Compensation Committee of our Board of Directors (for purposes of this discussion as to the ESPP, the "Committee") has authority to interpret and construe the provisions of the ESPP, to adopt rules and regulations for administering the ESPP, and to make all other determinations necessary or advisable for administering the ESPP. The ESPP will be administered in order to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

        Eligibility.    In general, all employees employed by the Company and its participating subsidiaries at the beginning of a purchase period are eligible to participate in the ESPP. As of February 28, 2014, there were approximately 271 employees eligible to participate in the ESPP, including 6 executive officers. Employees must also be actively employed on the last day of the purchase period to purchase shares under the ESPP, except that in the event of a participant's death, his or her legal representative may elect that such participant's account balance be used to purchase shares on the purchase date for the then-current offering period. Participation in the ESPP is voluntary. The Committee may designate subsidiaries from time to time among a group consisting of the Company and its subsidiaries as eligible to participate in the ESPP as to its eligible employees. An employee who owns, or would own after the ESPP purchase, 5% or more of the Company's outstanding shares, including rights to purchase stock as a result of ESPP participation, cannot enroll in the ESPP.

        Plan Provisions.    The ESPP is a broad-based plan that allows employees to purchase shares of the Company's common stock at up to a 15% discount, measured at the end of each bi-weekly purchase period (or such other period as determined by the Committee). The Committee has set the initial discount at 5%, and may from time to time adjust the discount, up to a maximum discount of 15%. The ESPP, as initially administered, provides for bi-weekly offering periods, the first day of which is an offering date under the ESPP. Employees fund their purchases through voluntary payroll deductions that accumulate, without interest, in accounts maintained in the employee's name. A participant may contribute up to 15% of his or her gross base pay. All deductions are made on an after-tax basis.

Eligible employees may elect to become a participant in the ESPP by submitting a payroll deduction authorization form to the Committee or its designee, which will remain effective from offering period to offering period unless and until the participant files new enrollment documents or withdraws from the ESPP.

        At the end of each purchase period, and unless the participant terminates employment or withdraws from the ESPP or an offering period on or before the purchase date, the amount credited to the employee's account is applied to the purchase of Company shares at a price equal to the closing stock price on the last business day of the purchase period, less the then-current discount. An employee may not purchase more than 65 shares in an offering period. In addition, an employee may not purchase shares under the ESPP with a fair market value (based on the closing stock price on the first day of each offering period) of more than $25,000 in a given year. Shares purchased under the ESPP have the same voting, dividend and other rights as all other shares of Company common stock.

        A participant's rights under the ESPP are not transferable other than by will or by the laws of descent and distribution and such rights are exercisable only by the participant during his or her lifetime.

        Amendment and Termination of the ESPP.    The Committee may, at any time, amend the ESPP in any respect; provided, however, that the stockholders must approve any amendment that would increase the number of shares of common stock that may be that may be issued under the ESPP (other than an increase merely reflecting a change in the Company's capitalization) or any change in the designation of any corporation (other than a subsidiary of the Company) whose employees may participate in the ESPP. Our Board of Directors may terminate the ESPP at any time. Upon termination of the ESPP, cash balances then credited to participants' accounts will be distributed as soon as practicable.

Federal Income Tax Consequences to the Company and to Participants

        The ESPP is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. A general summary of the federal income tax consequences regarding the ESPP is stated below. The summary is based on the law as in effect on March 14, 2014. The tax consequences of participating in the ESPP may vary with respect to individual situations. Accordingly, participants should consult with their tax advisors in regard to the tax consequences of participating in the ESPP as to both federal and state income tax considerations.

        Tax Treatment of ESPP Participants.    Participants will not recognize income when they enroll in the ESPP or when they purchase shares. All tax consequences are deferred until the participant disposes of the shares. If the participant holds the shares acquired under the ESPP for at least two years after the offering date and at least one year after the purchase date (referred to as the Section 423 holding period), or if the participant dies while owning the shares, then the participant will generally recognize ordinary income upon sale or other disposition of the shares equal to the lesser of (a) the original discount on the share assuming the stock had been purchased on the offering date or (b) the excess of the fair market value of the share of common stock on the day of disposition over the price he or she paid for the share. Any additional gain will be taxed as long-term capital gain. If the shares are sold for less than the purchase price, there is no ordinary income, and the participant will have a long-term capital loss for the difference between the purchase price and the sale price. If a participant sells or otherwise disposes of the shares before the end of the Section 423 holding period, the participant will generally have ordinary income equal to the difference between the purchase price and the fair market value on the purchase date. The difference between the sale price and the fair market value on the purchase date will be a capital gain or loss, which will be long-term if the shares have been held for more than one year.

        Tax Treatment of the Company.    If a participant recognizes ordinary income by selling or otherwise disposing of shares before the end of the Section 423 holding period, the Company will generally be entitled to a tax deduction equal to the participant's ordinary income. Otherwise, the Company will not be entitled to any income tax deduction with respect to shares purchased under the ESPP.

Benefits to Named Executive Officers and Others

        The benefits that will be received by participants, including the named executive officers, under the ESPP will depend on each individual's elections to participate and the fair market value of the Company's common stock at various future dates. Therefore, it is not possible to determine the benefits that will be received by named executive officers or other employees if the ESPP is approved by our stockholders.

The Board of Directors recommends a vote
FOR the approval of the CyrusOne Inc. 2014 Employee Stock Purchase Plan.

PROPOSAL 3: APPROVAL OF THE MATERIAL TERMS OF THE PERFORMANCE
GOALS UNDER THE CYRUSONE 2012 LONG TERM INCENTIVE PLAN FOR
PURPOSES OF INTERNAL REVENUE CODE SECTION 162(m)

General

        On November 15, 2012 and January 7, 2013, prior to our IPO, the board of directors of Cincinnati Bell Inc. and the Company's Board of Directors, respectively, approved the CyrusOne 2012 Long Term Incentive Plan (the "Plan"). The Company's stockholders are being asked to approve the material terms of the performance goals pursuant to the currently effective Plan at the annual meeting of stockholders (including the employees eligible to receive awards pursuant to the currently effective Plan and the maximum number of awards that may be granted to each such employee on an annual basis) for purposes of Section 162(m) of the Code. Section 162(m) of the Code currently provides that if, in any year, the compensation that is paid to our Chief Executive Officer or to any of our three other most highly compensated executive officers (excluding our Chief Financial Officer) exceeds $1,000,000 per person, any amounts that exceed the $1,000,000 threshold will not be deductible by us for federal income tax purposes, unless the compensation qualifies for an enumerated exception under Section 162(m) of the Code. Compensation that is "performance-based," within the meaning of Section 162(m) of the Code, is not subject to these deduction limits. To qualify as performance-based compensation, among other requirements, the compensation generally must be paid only upon the attainment of certain stockholder-approved performance goals. The Company is currently eligible for a post-IPO transition rule under which amounts paid under the Plan may be exempt from the deduction limitations of Section 162(m) of the Code. To help qualify certain awards granted under the Plan as "qualified performance-based compensation" within the meaning of Section 162(m) of the Code following the end of the transition period, which benefits the Company and its stockholders, the Company is seeking stockholder approval of the material terms of the performance goals under the Plan for purposes of compliance with Section 162(m) of the Code. No amendments or modifications to the currently effective Plan are being proposed.

        The total number of shares of common stock that may be delivered pursuant to awards granted under the Plan is 4,000,000. As of December 31, 2013, a total of approximately 2,704,098 shares remained available for issuance under the Plan. No additional shares are being requested in connection with this Proposal 3. The terms and conditions of each award, as determined by the committee that administers the Plan, are set forth in a written (or electronic) award agreement. Stockholder approval of this Proposal 3 is intended to, among other things, comply with the rules and regulations of the NASDAQ and permit certain awards, as discussed below, to qualify as "qualified performance-based compensation" under Section 162(m) of the Code.

        The benefits and amounts that will be received by or allocated to participants under the Plan are not yet determinable because the types and amounts of awards and selection of participants are discretionary.

Material Terms of Performance Goals

        1.    Eligibility.    As described on page 24 below, any director, employee or consultant of the Company is eligible to be granted an award under the Plan.

        2.    Performance Goals.    As described on pages 27-28 below, in granting "qualified performance-based compensation" awards, the Committee may base the relevant performance goals on one or more of the following criteria: (i) free cash flow (cash generated by operating activities, minus capital expenditures and other investing activities, dividend payments and proceeds from the issuance of equity securities, and proceeds from the sale of assets); (ii) operating cash flow; (iii) cash available for distribution; (iv) EBITDA (earnings before interest, taxes, depreciation, and amortization); (v) earnings per share; (vi) funds from operations; (vii) adjusted funds from operations; (viii) operating efficiency;

(ix) operating income; (x) total stockholder returns; (xi) profit targets; (xii) revenue targets; (xiii) profitability targets as measured by return ratios; (xiv) working capital; (xv) market share (in the aggregate or by segment); (xvi) portfolio and regional occupancy rates; (xvii) net income; (xviii) return on investment or capital; (xix) return on assets; (xx) return on equity; (xxi) return on sales; (xxii) return on development and (xxiii) level or amount of acquisitions.

        3.    Plan Limits.    As described on pages 26-27 below, the maximum number of common shares on which all equity-based awards granted under the Plan to any participant during any calendar year may be based will be 500,000 common shares, and the maximum value that is payable under all nonshare-based awards granted under the Plan to any participant during any calendar year will be $5,000,000.

Effect of Proposal

        The Company's stockholders are not being asked to approve amendments or modifications to the currently effective Plan. Approval of this Proposal 3 will not increase the number of shares available for issuance under the Plan. The sole effect of our stockholders' approval of this Proposal 3 will be to qualify the material terms of the performance goals under the Plan as shareholder-approved performance goals for purposes of Section 162(m) of the Code.

Summary of the Plan

        THE FULL TEXT OF THE CURRENTLY EFFECTIVE PLAN IS ATTACHED TO THIS PROXY STATEMENT AS APPENDIX B AND THE FOLLOWING DISCUSSION IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO SUCH TEXT.

        The purposes of the Plan are (i) to further the long-term growth of the Company by offering competitive incentive compensation related to long-term performance goals to our directors and employees who are responsible for planning and directing such growth, (ii) to reinforce a commonality of interest between our stockholders and our directors, employees and consultants who participate in the Plan and (iii) to aid us in attracting and retaining directors, employees and consultants of outstanding abilities and specialized skills.

        The principal provisions of the currently effective Plan are summarized below:

        1.    Administration.    The Plan is administered by a committee (for purposes of this discussion as to the Plan, the "Committee"). Unless otherwise provided by our board of directors, the Committee will be the Compensation Committee of our Board of Directors. Subject to the limits and terms of the Plan, the Committee (i) selects the directors, employees and consultants who will be granted awards, (ii) makes awards, in such forms and amounts and on such conditions as it determines, (iii) interprets the terms of the Plan and (iv) performs all other administrative functions.

        The Committee may delegate to one or more of the Company's executive officers its right to make awards under the Plan to directors, employees or consultants who (i) are not otherwise subject to the stock reporting requirements of Section 16 of the Securities Exchange Act of 1934 and (ii) are not expected to become employees for whom our ability to take deductions related to their compensation is potentially limited under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

        Thus, any one of the Company's executive officers generally can grant awards under the Plan to employees who are not executive officers of the Company if delegated this right by the Committee. If any one of the Company's executive officers is delegated such right, then any reference to the Committee in the following parts of this discussion of the Plan should be deemed to be a reference to such executive officer to the extent the discussion may apply to any awards that he or she grants under the Plan.

        2.    Eligible Participants.    Any director, employee or consultant (including any prospective director, employee or consultant) of the Company is eligible to be granted an award under the Plan. The Company currently expects that approximately 271 employees and non-employee directors (of whom there are currently seven eligible directors) are eligible to receive awards under the Plan.

        3.    Source of Shares.    Any common shares issued under the Plan will consist, in whole or in part, of authorized and unissued common shares or of treasury shares.

        4.    Types of Awards.    The Committee may grant awards under the Plan at any time. The grants may consist of one or a combination of the following forms of awards: (i) stock options, including options intended to qualify as incentive stock options under Section 422 of the Code ("ISOs") and options that are not ISOs ("NSOs"), (ii) stock appreciation rights ("SARs"), (iii) restricted stock, (iv) restricted stock units, (v) performance shares, (vi) share-based performance units, (vii) nonshare-based performance units, (viii) non-restricted stock and (ix) other nonshare-based awards. No award may be granted under the Plan after November 15, 2022.

        (a)    Stock Options.    A stock option represents an option to purchase, over a certain time period not to exceed ten years, a number of common shares at a fixed purchase price. The terms and conditions of any stock option will be determined by the Committee, subject to the terms of the Plan, and set forth in the applicable award agreement. The fixed purchase price of any stock option granted under the Plan will not be less than 100% of the fair market value of a common share on the grant date of the option.

        Stock options can either be ISOs or NSOs. All options granted under the Plan will be NSOs unless the applicable award agreement expressly states that the option is intended to be an ISO. ISOs are a special type of stock options that can provide special tax advantages for participants that are not available with respect to NSOs (but they provide less ability for the Company to deduct their value when exercised by the applicable participants). Also, by reason of applicable law, the aggregate fair market value of common shares, determined at grant date, for which ISOs can be exercisable for the first time during any calendar year as to any participant is limited by tax law (the current limitation is $100,000). In addition, the Committee cannot grant an ISO to any participant who owns (directly or constructively) more than 10% of the voting power of our common shares. Unless otherwise set forth in the applicable award agreement, each stock option will expire upon the tenth anniversary of the date the option is granted.

        (b)    Stock Appreciation Rights.    A SAR represents the right, upon exercise of the SAR, to receive payment of a sum in cash, common shares, other property or any combination thereof (as determined by the Committee on the date of grant of the SAR) not to exceed the amount, if any, by which the fair market value (as determined on the date of the exercise of the SAR) of a number of common shares on which the SAR is based exceeds a fixed grant price of the SAR. The terms and conditions of any SAR will be determined by the Committee, subject to the terms of the Plan, and set forth in the applicable award agreement. The Plan provides that the grant price of the common shares that are subject to a SAR may not be less than the fair market value of such common shares as determined on the SAR's grant date. A SAR may be granted by itself, in conjunction with new stock options granted at the same time under the Plan, or in relation to non-ISO stock options that were previously granted. Unless otherwise set forth in the applicable award agreement, each SAR will expire upon the tenth anniversary of the date the SAR is granted.

        (c)    Restricted Stock.    Restricted stock constitutes common shares that may not be disposed of by the participant to whom they are awarded until certain restrictions lapse (and that will ultimately be forfeited to the extent such restrictions are not satisfied). In general, such restrictions may include but are not limited to restrictions related to service requirements and to the satisfaction of performance goals. The restrictions that apply to any restricted stock award may lapse as to a portion of the common shares subject to the award if the participant meets some but not all of the imposed restrictions. Unless the Committee determines otherwise, the recipient of restricted stock will have all rights of a stockholder of the Company with respect to the restricted common shares, including the right to vote and to receive cash dividends. The terms and conditions of any restricted stock award will be determined by the Committee, subject to the terms of the Plan, and set forth in the applicable award agreement.

        (d)    Restricted Stock Units.    Restricted stock units constitute an unfunded and unsecured promise to deliver common shares, cash, other securities, other awards or other property upon the lapse of certain restrictions. In general, such restrictions may include but are not limited to restrictions related to service requirements and to the satisfaction of performance goals. The terms and conditions of any restricted stock units will be determined by the Committee, subject to the terms of the Plan, and set forth in the applicable award agreement.

        (e)    Performance Share Award.    A performance share award refers to an award that provides that the participant to whom the award is granted will receive a number of common shares, up to a fixed maximum, if certain performance-based conditions are met, in addition to any other conditions specified by the Committee, including service requirements. A portion of the maximum number of common shares subject to the award can be paid if some but not all of the conditions imposed under the award are met. The terms and conditions of any performance share awards will be determined by the Committee, subject to the terms of the Plan, and set forth in the applicable award agreement.

        (f)    Share-based Performance Unit.    A share-based performance unit refers to an award that provides that the participant to whom the award is granted will receive an amount that is equal to a percent of the fair market value of one common share on the date the amount becomes payable under the award (or is equal to a percent of the increase in the fair market value of a common share from the grant date of the award to the date the amount becomes payable) if certain performance-based conditions are met, in addition to any other conditions specified by the Committee, including service requirements. A portion of the maximum amount payable under the award can be paid if some but not all of the conditions imposed under the award are met. Any amount that becomes payable under a share-based performance unit can be paid in cash, in common shares or other property, or by a combination thereof, as the Committee may determine. The terms and conditions of any share-based performance unit will be determined by the Committee, subject to the terms of the Plan, and set forth in the applicable award agreement.

        (g)    Nonshare-based Performance Unit.    A nonshare-based performance unit refers to an award that provides that the participant to whom the award is granted will receive an amount that is equal to a dollar value, not more than a maximum dollar value, if certain performance-based conditions are met, in addition to any other conditions specified by the Committee, including service requirements. A portion of the maximum amount payable under the award can be paid if some but not all of the conditions imposed under the award are met. Any amount that becomes payable under a nonshare-based performance unit can be paid in cash, in common shares or other property, or by a combination thereof, as the Committee may determine. The terms and conditions of any nonshare-based performance unit will be determined by the Committee, subject to the terms of the Plan, and set forth in the applicable award agreement.

        (h)    Non-Restricted Stock Awards.    Non-restricted stock granted constitutes an award to a participant of a fixed number of common shares that can be sold or disposed of immediately and without any restrictions. The terms and conditions of any non-restricted stock awards will be determined by the Committee, subject to the terms of the Plan, and set forth in the applicable award agreement.

        (i)    Other Awards.    The Committee may grant other equity-based or equity-related awards, or other awards that provide for compensation based on a dollar amount, in each case, payable in cash, equity or otherwise. The Committee will determine the terms and conditions of any such awards, subject to the terms of the Plan.

        5.    Share and Compensation Limits under the Plan.

        Common Shares Reserved for Awards.    Subject to adjustment in the case of certain changes in the capital structure of the Company, the following limits apply to the number of common shares that may be issued or paid under or with respect to awards granted under the Plan:

          (a)   The maximum number of common shares that may be issued or paid under or with respect to all of the awards (considered in the aggregate) granted under the Plan during the Plan's entire existence will be equal to 4,000,000 common shares.

          (b)   The maximum number of common shares that may be issued or paid under or with respect to all stock options and SARs (considered in the aggregate but separately from all other forms of awards) granted under the Plan during the Plan's entire existence will be equal to 4,000,000 common shares.

          (c)   The maximum number of common shares that may be issued or paid under or with respect to all ISOs (considered in the aggregate but separately from all other types of stock options and other forms of awards) granted under the Plan during the Plan's entire existence will be equal to 4,000,000 common shares.

        If any portion of a SAR is settled (paid) upon the exercise of such SAR portion by the issuance or payment of common shares, the total number of common shares on which such SAR portion was based will be counted as common shares issued or paid under the Plan for purposes of the foregoing limits, regardless of the number of common shares actually issued or paid to settle such SAR portion upon its exercise.

        Also, if any award or portion of any award is forfeited, expires, or otherwise terminates without the payment of common shares or any other amount, or is settled other than wholly by delivery of common shares, the maximum number of common shares on which such award or portion of an award was based or which could have been paid under the award or portion of the award will again be available to be issued or paid under the Plan and to be the basis on which other awards may be granted under the Plan. As a result, they will not be counted as common shares that were issued or paid under the Plan in determining whether any of the foregoing limits are violated.

        Further, any common shares that would be issued or paid under an award but are withheld in payment of any purchase price or tax withholding requirements will not again be deemed to be available to be issued or paid under the Plan or to be the basis on which other awards may be granted under the Plan and thus will be counted as common shares that were issued or paid under the Plan in determining whether any of the foregoing limits are violated.

        Other Award Limits.    In addition to the foregoing limits and subject to adjustment in the case of certain changes in the capital structure of the Company, (i) the limits set forth below in subparagraphs (a) and (b) will apply in determining the maximum number of common shares or maximum amount of compensation that may ultimately be payable under any awards that are intended to qualify as "qualified performance-based compensation" under Section 162(m) of the Code and that are granted under the Plan to any participant during any one calendar year and (ii) the limits set forth below in subparagraphs (c) and (d) will apply in determining the maximum number of common shares or maximum amount of compensation that may ultimately be payable under any awards that are granted under the Plan to any non-employee member of our board of directors during any one calendar year.

          (a)   The maximum number of common shares on which all stock option, SAR, restricted stock, performance share, share-based performance unit, non-restricted stock awards and other share-based awards (considered in the aggregate) granted under the Plan to any participant during each and any calendar year may be based (that is, the maximum number of common shares that can be issued or paid under such awards or have their fair market value or increase in fair market value over a period used to determine the amount of payments under such awards) will be 500,000 common shares.

          (b)   The maximum value that is payable under all nonshare-based awards granted under the Plan to any participant during each and any calendar year will be $5,000,000.

          (c)   The maximum number of common shares on which all stock option, SAR, restricted stock, performance share, share-based performance unit, non-restricted stock awards and other share-based awards (considered in the aggregate) granted under the Plan to any non-employee member of our board of directors during each and any calendar year may be based (that is, the maximum number of common shares that can be issued or paid under such awards or have their fair market value or increase in fair market value over a period used to determine the amount of payments under such awards) will be 100,000 common shares.

          (d)   The maximum value that is payable under all nonshare-based awards granted under the Plan to any non-employee member of our board of directors during each and any calendar year will be $200,000.

        6.    Performance Goals.    In general, to the extent the meeting of performance goals is a condition to the exercise of or payment under any award granted under the Plan, the Committee will determine such performance goals in its discretion. However, if any award granted under the Plan is intended to qualify as "qualified performance-based compensation" under Section 162(m) of the Code, the Committee must base the relevant performance goals on one or more of the following criteria: (i) free cash flow (cash generated by operating activities, minus capital expenditures and other investing activities, dividend payments and proceeds from the issuance of equity securities, and proceeds from the sale of assets); (ii) operating cash flow; (iii) cash available for distribution; (iv) EBITDA (earnings before interest, taxes, depreciation, and amortization); (v) earnings per share; (vi) funds from operations; (vii) adjusted funds from operations; (viii) operating efficiency; (ix) operating income; (x) total stockholder returns; (xi) profit targets; (xii) revenue targets; (xiii) profitability targets as measured by return ratios; (xiv) working capital; (xv) market share (in the aggregate or by segment); (xvi) portfolio and regional occupancy rates; (xvii) net income; (xviii) return on investment or capital; (xix) return on assets; (xx) return on equity; (xxi) return on sales; (xxii) return on development and (xxiii) level or amount of acquisitions.

        Any performance criteria applicable to an award granted under the Plan will be measured or determined on the basis of a period of not less than one year or in excess of ten years and will be able to be objectively determined by the Committee. In addition, any such performance criteria (i) may be measured or determined for the Company, for any subsidiary of Company, for the entire Company and its subsidiaries in the aggregate, or for any group of corporations or organizations that are included in the Company and (ii) may also be measured and determined in an absolute sense and/or in comparison to the analogous performance criteria of other publicly-traded companies (that are selected for such comparison purposes by the Committee).

        Further, the Committee may provide in the terms of an award granted under the Plan that, in determining whether any of the above listed performance criteria has been attained, certain special or technical factors will be ignored or, conversely, taken into account, in whole or in part. Such special factors may include, but are not limited to, the gain, loss, or other impact of any one or more of the following: (i) changes in generally accepted accounting principles; (ii) an extraordinary event; (iii) nonrecurring events; (iv) the disposition of a business, in whole or in part, the sale of investments or non-core assets, or discontinued operations, categories, or segments of businesses; (v) claims and/or litigation and insurance recoveries relating to claims or litigation; (vi) the impairment of tangible or intangible assets; (vii) restructuring activities, including reductions in force; (viii) investments or acquisitions; (ix) political and legal changes that impact operations, as a consequence of war, insurrection, riot, terrorism, confiscation, expropriation, business interruption, or similar events; (x) natural catastrophes; (xi) currency fluctuations; (xii) the issuance of stock options and/or other stock-based compensation; (xiii) the early retirement of debt; and/or (xiv) the conversion of convertible debt securities.

        Except as otherwise permitted by Section 162(m) of the Code, with respect to any award that is intended to qualify as "qualified performance-based compensation" under Section 162(m) of the Code, in no event may any discretionary authority granted to the Committee under the Plan be used to grant or provide payment in respect of performance awards for which the performance goals described above have not been attained, increase such performance award for any participant at any time after the first 90 days of the performance period (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) or increase such performance award above the maximum amount payable under the underlying award.

        7.    Change in Control.    In the event a change in control of CyrusOne (as described below) occurs, then, unless provision was made in connection with the change in control for assumption of, or substitution for, awards previously granted (unless otherwise prescribed by the terms of the applicable award): (i) all then outstanding stock options and SARs that were granted under the Plan will become exercisable in full; (ii) the restrictions still then in force and applicable to any common shares that have been awarded under the Plan as restricted stock and any nonshare-based performance award (other than nonshare-based performance units) will lapse; (iii) all then outstanding restricted stock units will be deemed to have vested, and the shares of common stock subject thereto will be delivered no later than 10 days following the change in control; (iv) and any performance share, share-based performance unit and nonshare-based performance unit awards granted under the Plan will become payable at the maximum payment amount that was attainable under such awards if all performance goals and other criteria or conditions applicable to the awards were satisfied.

        In addition, unless otherwise prescribed by the Committee in an award agreement, in the event of a change in control of CyrusOne, the Committee will have discretion (i) to pay in cash (in lieu of the right to exercise) the then value of any then outstanding stock option or SAR provided that the then fair market value of the common shares that are subject to such option or SAR exceeds such option's or SAR's purchase price or grant price as to such shares and (ii) to pay in cash (instead of in common shares) the then value of any then outstanding restricted stock units, performance share, share-based performance unit, nonshare-based performance unit awards and other nonshare-based awards.

        Unless otherwise provided pursuant to an award agreement, a change in control is defined to mean any of the following events, generally: (i) during any period of 24 consecutive calendar months, a change in the composition of a majority of the board of directors, as constituted on the first day of such period, that was not supported by a majority of the incumbent board of directors or CBI; (ii) an acquisition by any individual, entity or group (other than CBI and certain such individuals, entities or groups as provided in the Plan) of beneficial ownership of a percentage of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors that was equal to or greater than 20%; (iii) consummation of certain mergers or consolidations of the Company with any other corporation following which our stockholders hold 40% or less of the combined voting power of the surviving entity; or (iv) the stockholders approve a plan of complete liquidation or dissolution of CyrusOne.

        Although award agreements may provide for a different definition of change in control than is provided for in the Plan, except in the case of a transaction described in clause (iv) above, any definition of change in control set forth in any award agreement will provide that a change in control will not occur until consummation or effectiveness of a change in control of CyrusOne, rather than upon the announcement, commencement, stockholder approval or other potential occurrence of any event or transaction that, if completed, would result in a change in control of CyrusOne.

        8.    Adjustments for Stock Dividends, Stock Splits, and Other Corporate Transactions.    In the event of any change affecting the common shares by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, combination or exchange of shares, or other corporate change in the Company, or any distributions to common stockholders of the Company including extraordinary cash dividends, the Committee will make such adjustments in the aggregate number or class of common shares which may be distributed under the Plan and in the number, class, and purchase, grant, or other price of shares on which the outstanding awards granted under the Plan are based as it determines to be necessary or appropriate to prevent any rights provided under the Plan and its awards from being enlarged or diluted by such event.

        9.    Fair Market Value of Common Shares.    For purposes of the Plan, the fair market value of a common share on any date will generally be deemed to be the closing price of a common share on the national stock exchange or quotation system on which the common shares may be listed on such date (or, if no trading in any stocks occurred at all on such exchange on such date, on the next subsequent date on which trading of stocks occurred on such exchange). If, however, common shares are not listed or traded at all on any such exchange on any date as of which a common share's fair market value is needed to be determined for purposes of the Plan, then the fair market value of a common share on such date will be determined by the Committee in good faith.

        10.    Amendment and Termination.    The Plan may generally be amended or terminated by our board of directors, provided that no such action may impair the rights of a participant with respect to a previously granted award without the participant's consent.

        In addition, the Plan provides that no amendment to the Plan may be made without approval of our stockholders if such amendment would: (i) increase the total number of common shares reserved for issuance under all awards that may be granted under the Plan; (ii) change the class of participants eligible for awards under the Plan; (iii) increase the total number of shares reserved for issuance under all ISOs that may be granted under the Plan; or (iv) make any other change in the Plan that is required by applicable law, the rules of the national stock exchange or quotation system on which the common shares are listed or Section 162(m) of the Code if the Plan is intended to be a stockholder approved plan for purposes of Section 162(m) of the Code, to be approved by our stockholders in order to be effective.

        The Committee may generally waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate any award previously granted, prospectively or retroactively. However, unless otherwise provided by the Committee in the applicable award agreement or in the Plan, any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely impair the rights of any participant to any award previously granted would not to that extent be effective without the consent of the affected participant. In addition, in no event may any award (i) be amended to decrease the applicable exercise price or other similar price, (ii) be cancelled at a time when its exercise price exceeds the fair market value of the underlying shares in exchange for another award under any other equity-compensation plan or any cash payment or (iii) be subject to any action that would be treated, for accounting purposes, as a "repricing" of such award, unless such amendment, cancellation or action is approved by our stockholders.

        11.    Miscellaneous.    The Plan generally requires that any purchase price or tax withholding obligations that apply to a participant with respect to an award granted under the Plan to him or her must be satisfied by the participant when the award is exercised or when the award's benefits become payable or are no longer subject to a substantial risk of forfeiture. The Plan provides several different methods that the Committee can use or permit to ensure that such purchase price and tax withholding requirements are satisfied.

        Any award granted under the Plan to a participant who is, at the time of the award, an employee of a corporation that is part of the group of entities of which the Company is part, other than the Company, may be based on common shares of such other corporation. In such case, all of the provisions of the Plan and this discussion, including the common share limits noted above, apply to such award in the same manner as if such other corporation's shares were common shares of the Company.

        Further, in no event will we ever be obligated to issue or deliver any common shares in connection with an award granted under the Plan unless and until we determine that such issuance or delivery will not constitute a violation of the provisions of any applicable law (or regulation issued under such law) or the rules of any securities exchange on which our common shares are listed.

Certain Federal Tax Aspects of Plan

        The following summary describes the federal income tax treatment associated with options awarded under the Plan. The summary is based on the law as in effect on March 14, 2014. The summary does not discuss state or local tax consequences or non-U.S. tax consequences.

        Incentive Stock Options.    Neither the grant nor the exercise of an ISO results in taxable income to the optionee for regular federal income tax purposes. However, an amount equal to (i) the per-share fair market value on the exercise date minus the exercise price at the time of grant multiplied by (ii) the number of shares with respect to which the ISO is being exercised will count as "alternative minimum taxable income" which, depending on the particular facts, could result in liability for the "alternative minimum tax" or AMT. If the optionee does not dispose of the shares issued pursuant to the exercise of an ISO until the later of the two-year anniversary of the date of grant of the ISO and the one-year anniversary of the date of the acquisition of those shares, then (a) upon a later sale or taxable exchange of the shares, any recognized gain or loss would be treated for tax purposes as a long-term capital gain or loss and (b) the Company would not be permitted to take a deduction with respect to that ISO for federal income tax purposes.

        If shares acquired upon the exercise of an ISO were disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), generally the optionee would realize ordinary income in the year of disposition in an amount equal to the lesser of (i) any excess of the fair market value of the shares at the time of exercise of the ISO over the amount paid for the shares or (ii) the excess of the amount realized on the disposition of the shares over the participant's aggregate tax basis in the shares (generally, the exercise price). A deduction would be available to the Company equal to the amount of ordinary income recognized by the optionee. Any further gain realized by the optionee will be taxed as short-term or long-term capital gain and would not result in any deduction by the Company. A disqualifying disposition occurring in the same calendar year as the year of exercise would eliminate the alternative minimum tax effect of the ISO exercise.

        Special rules may apply where all or a portion of the exercise price of an ISO is paid by tendering shares, or if the shares acquired upon exercise of an ISO are subject to substantial forfeiture restrictions. The foregoing summary of tax consequences associated with the exercise of an ISO and the disposition of shares acquired upon exercise of an ISO assumes that the ISO is exercised during employment or within three months following termination of employment. The exercise of an ISO more than three months following termination of employment will result in the tax consequences described below for NSOs, except that special rules apply in the case of disability or death. An individual's stock options otherwise qualifying as ISOs will be treated for tax purposes as NSOs (and not as ISOs) to the extent that, in the aggregate, they first become exercisable in any calendar year for stock having a fair market value (determined as of the date of grant) in excess of $100,000.

        Nonqualified Stock Options.    An NSO (that is, a stock option that does not qualify as an ISO) would result in no taxable income to the optionee or deduction to the Company at the time it is granted. An optionee exercising an NSO would, at that time, realize taxable compensation equal to (i) the per-share fair market value on the exercise date minus the exercise price at the time of grant multiplied by (ii) the number of shares with respect to which the option is being exercised. If the NSO was granted in connection with employment, this taxable income would also constitute "wages" subject to withholding and employment taxes. A corresponding deduction would be available to the Company. The foregoing summary assumes that the shares acquired upon exercise of an NSO option are not subject to a substantial risk of forfeiture.

        Section 162(m).    As mentioned above in this Proposal 3, Section 162(m) of the Code currently provides that if, in any year, the compensation that is paid to our Chief Executive Officer or to any of our three other most highly compensated executive officers (currently excluding our Chief Financial Officer) exceeds $1,000,000 per person, any amounts that exceed the $1,000,000 threshold will not be deductible by us for federal income tax purposes, unless the compensation qualifies for an exception to Section 162(m) of the Code. Certain performance-based awards under plans approved by stockholders are not subject to the deduction limit. Stock options awarded under the Plan are intended to be eligible for this performance-based exception.

        Section 409A.    Section 409A of the Code imposes restrictions on nonqualified deferred compensation. Failure to satisfy these rules results in accelerated taxation, an additional tax to the holder of the amount equal to 20% of the deferred amount, and a possible interest charge. Stock options granted with an exercise price that is not less than the fair market value of the underlying shares on the date of grant will not give rise to "deferred compensation" for this purpose unless they involve additional deferral features. Stock options awarded under the Plan are intended to be eligible for this exception.

Awards

        The number and terms of stock options granted to each of the named executive officers in 2013 are described in "Narrative Disclosure to the Summary Compensation Table—2013 Long-Term Equity Incentive Awards." In addition, during 2013, an aggregate of 127,557 stock options were awarded to our executive officers as a group (inclusive of our named executive officers) and an aggregate of 41,406 stock options were awarded to our employees other than executive officers as a group. Each such stock option was granted with an exercise price of $23.58 and an expiration date of April 17, 2023. Other than the stock options granted during 2013, there are no other stock options outstanding under the Plan.

The Board of Directors recommends a vote
FOR the approval of the material terms of the performance goals under the currently effective CyrusOne Inc. 2012 Long Term Incentive Plan.

 PROPOSAL 4: APPROVAL OF THE MATERIAL TERMS OF THE PERFORMANCE
GOALS UNDER THE CYRUSONE 2013 SHORT TERM INCENTIVE PLAN FOR
PURPOSES OF INTERNAL REVENUE CODE SECTION 162(m)

General

        On November 15, 2012 and January 7, 2013, prior to the IPO, the board of directors of Cincinnati Bell Inc. and the Company's Board of Directors, respectively, approved the CyrusOne 2013 Short Term Incentive Plan (the "Short Term Incentive Plan"). The Company's stockholders are being asked to approve the material terms of the performance goals pursuant to the currently effective Short Term Incentive Plan at the annual meeting of stockholders (including the employees eligible to receive awards pursuant to the currently effective Short Term Incentive Plan and the maximum number of awards that may be granted to such employee on an annual basis) for purposes of Section 162(m). The Company is currently eligible for a post-IPO transition rule under which amounts paid under the Short Term Incentive Plan may be exempt from the deduction limitations of Section 162(m). To help qualify certain awards granted under the Short Term Incentive Plan as "qualified performance-based compensation" within the meaning of Section 162(m) of the Code following the end of the transition period, which benefits the Company and its stockholders, the Company is seeking stockholder approval of the Short Term Incentive Plan for purposes of compliance with Section 162(m). No amendments or modifications to the currently effective Short Term Incentive Plan are being proposed.

Material Terms of Performance Goals

        1.    Eligibility.    As described on page 33 below, only our key employees are eligible to be granted an award under the Plan. A key employee refers to a person who is both (i) employed and classified as an employee of the Company and (ii) an officer of the Company who is subject to Section 16 of the Securities Exchange Act of 1934.

        2.    Performance Goals.    As described on pages 34-35 below, in granting any award under the Short Term Incentive Plan that is intended to qualify as "qualified performance-based compensation" for purposes of Section 162(m) of the Code, the Committee may base the relevant performance goals on one or more of the following criteria: (i) free cash flow (cash generated by operating activities, minus capital expenditures and other investing activities, dividend payments and proceeds from the issuance of equity securities, and proceeds from the sale of assets); (ii) operating cash flow; (iii) cash available for distribution; (iv) EBITDA (earnings before interest, taxes, depreciation, and amortization); (v) earnings per share; (vi) funds from operations; (vii) adjusted funds from operations; (viii) operating efficiency; (ix) operating income; (x) total stockholder returns; (xi) profit targets; (xii) revenue targets; (xiii) profitability targets as measured by return ratios; (xiv) working capital; (xv) market share (in the aggregate or by segment); (xvi) portfolio and regional occupancy rates; (xvii) net income; (xviii) return on investment or capital; (xix) return on assets; (xx) return on equity; (xxi) return on sales; (xxii) return on development and (xxiii) level or amount of acquisitions.

        3.    Plan Limits.    As described on page 33 below, the amount payable to any participant with respect to an award with respect to any calendar year will not exceed $3,000,000.

Effect of Proposal

        The Company's stockholders are not being asked to approve amendments or modifications to the currently effective Short Term Incentive Plan. The sole effect of our stockholders' approval of this Proposal 4 will be to qualify the material terms of the performance goals under the Short Term Incentive Plan as shareholder-approved performance goals for purposes of Section 162(m) of the Code.

 Summary of the Short Term Incentive Plan

        THE FULL TEXT OF THE CURRENTLY EFFECTIVE SHORT TERM INCENTIVE PLAN (THE "SHORT TERM INCENTIVE PLAN") IS ATTACHED TO THIS PROXY STATEMENT AS APPENDIX C AND THE FOLLOWING DISCUSSION IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO SUCH TEXT.

        The Short Term Incentive Plan provides for the grant of annual incentive awards, including awards that are designed to qualify as "performance-based compensation" under Section 162(m).

        The principal provisions of the Short Term Incentive Plan are summarized below:

        1.    Purpose of Plan.    The purpose of the Short Term Incentive Plan is to provide our key employees with annual incentive compensation based upon the achievement of Company performance and individual performance goals.

        2.    Administration.    The Short Term Incentive Plan will be administered by the Compensation Committee of our Board of Directors (for purposes of this discussion as to the Short Term Incentive Plan, the "Committee"). Subject to the limits and terms of the Short Term Incentive Plan, the Committee (i) selects the key employees who will be granted awards, (ii) makes awards, in such amounts and on such conditions as it determines, (iii) interprets the terms of the Short Term Incentive Plan and adopts administrative guidelines and rules in connection with its operation, (iv) appoints certain employees to act on its behalf as its representatives, and (v) performs all other administrative functions. If the Committee makes an award under the Short Term Incentive Plan to our Chief Executive Officer, our Board of Directors must approve the award before it is effective.

        3.    Eligible Participants.    Awards may be granted under the Short Term Incentive Plan to, and only to, our key employees. A key employee refers to a person who is both (i) employed and classified as an employee of the Company and (ii) an officer of the Company who is subject to Section 16 of the Securities Exchange Act of 1934, as amended.

        4.    Awards.    Any award granted under the Short Term Incentive Plan to a participant will be made with respect to a specific CyrusOne tax year for federal income tax purposes (the award's "award year") and will be composed of one or more parts. Each part of an award granted to a participant under the Short Term Incentive Plan is an "award part." An award part will be payable only if certain performance goals applicable to the award part are met. The total amount payable for an award granted under the Short Term Incentive Plan will be equal to the sum of the amounts, if any, payable under each award part and will be paid in a lump sum in cash or equity-based awards, as determined by the Committee, after the end of the award's award year, but no later than the 15th day of the third month that follows the end of the applicable award year. Any equity-based award granted to a participant in payment of an award granted under the Short Term Incentive Plan will be subject to the terms of our 2012 Long Term Incentive Plan.

        Any award granted under the Short Term Incentive Plan to a participant generally will specify a target payment amount (the award's "target") and assign a percent of the award's target to each award part of the award (an award part's "target share"), subject to the achievement of certain performance goals as determined by the Committee. In addition, the award part may specify a payment amount that is more than or less than the award's target if a higher level or lower level, respectively, of the applicable performance goals are satisfied.

        Notwithstanding the foregoing, the Committee (or the Board of Directors with respect to awards granted to the Chief Executive Officer) may, prior to any payment being made under an award in its sole discretion, reduce the amount payable under any award granted under the Short Term Incentive Plan below the amount that would otherwise be payable under the award based solely on the achievement of Company performance goals applicable to the award. The Committee could, for instance, exercise its negative discretion because it determines that the performance goals applicable to the award part were unduly affected by extraordinary or nonrecurring events or because the participant to whom the award was granted failed to meet certain individual goals applicable to the award.

        Except as otherwise permitted by Section 162(m) of the Code, with respect to any award that is intended to qualify as "qualified performance-based compensation" under Section 162(m) of the Code, in no event may any discretionary authority granted to the Committee under the Short Term Incentive Plan be used to grant or provide payment in respect of awards for which the performance goals have not been attained, increase such award for any participant at any time after the first 90 days of the performance period (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) or increase such award above the maximum amount payable under the underlying award.

        In addition, and notwithstanding the foregoing, the amount that is otherwise payable under an award granted under the Short Term Incentive Plan to a participant is generally reduced on a pro rata basis to reflect any portion in the award's award year during which (i) the participant is not a key employee of the Company because the participant only became a key employee after the start of such year or ceased to be a key employee prior to the end of such year for a reason other than retirement or death, (ii) the participant receives disability benefits under a Company plan for more than three months in the award's award year or (iii) the participant is on a leave of absence approved by the Company for more than three months in such award's award year.

        Further, and also notwithstanding the foregoing, a participant to whom an award has been granted under the Short Term Incentive Plan will not in any event be entitled to receive any amount by reason of the award unless the participant: (i) either is an employee of the Company on the last day of the award's award year or terminated his or her employment with the Company during such year because of disability, retirement or death; and (ii) has had at least three months of active service with the Company during the award's award year (not including any time the participant was absent from active service during such award year by reason of any leave of absence or for any other reason, including an absence on account of disability).

        Notwithstanding any other provision of the Short Term Incentive Plan to the contrary, the amount payable to a participant with respect to an award with respect to any calendar year will not in any event exceed $3,000,000.

        5.    Company Performance Goals.    In general, to the extent the meeting of Company performance goals is a condition to the payment under any award granted under the Short Term Incentive Plan, the Committee will determine such performance goals in its discretion. However, if any award granted under the Short Term Incentive Plan is intended to qualify as "qualified performance-based compensation" under Section 162(m) of the Code, the Committee must base the relevant performance goals on one or more of the following criteria: (i) free cash flow (cash generated by operating activities, minus capital expenditures and other investing activities, dividend payments and proceeds from the issuance of equity securities, and proceeds from the sale of assets); (ii) operating cash flow; (iii) cash available for distribution; (iv) EBITDA (earnings before interest, taxes, depreciation, and amortization); (v) earnings per share; (vi) funds from operations; (vii) adjusted funds from operations; (viii) operating efficiency; (ix) operating income; (x) total stockholder returns; (xi) profit targets; (xii) revenue targets; (xiii) profitability targets as measured by return ratios; (xiv) working capital; (xv) market share (in the aggregate or by segment); (xvi) portfolio and regional occupancy rates; (xvii) net income; (xviii) return on investment or capital; (xix) return on assets; (xx) return on equity; (xxi) return on sales; (xxii) return on development and (xxiii) level or amount of acquisitions.

        Further, the Committee may provide in the terms of an award granted under the Short Term Incentive Plan that, in determining whether any of the above listed performance criteria has been attained, certain special or technical factors will be ignored or, conversely, taken into account, in whole or in part. Such special factors may include, but are not limited to, the gain, loss, or other impact of any one or more of the following: (i) changes in generally accepted accounting principles; (ii) an extraordinary event; (iii) nonrecurring events; (iv) the disposition of a business, in whole or in part, the sale of investments or non-core assets, or discontinued operations, categories, or segments of businesses; (v) claims and/or litigation and insurance recoveries relating to claims or litigation; (vi) the impairment of tangible or intangible assets; (vii) restructuring activities, including reductions in force; (viii) investments or acquisitions; (ix) political and legal changes that impact operations, as a consequence of war, insurrection, riot, terrorism, confiscation, expropriation, business interruption, or similar events; (x) natural catastrophes; (xi) currency fluctuations; (xii) the issuance of stock options and/or other stock-based compensation; (xiii) the early retirement of debt; and/or (xiv) the conversion of convertible debt securities.

        Any performance criteria applicable to an award granted under the Short Term Incentive Plan will be measured or determined on the basis of an award year and will be able to be objectively determined by the Committee. In addition, any such performance criteria (i) may be measured or determined for CyrusOne, for any organization other than CyrusOne that is part of the Company, for the entire Company in the aggregate, or for any group of corporations or organizations that are included in the Company and (ii) may also be measured and determined in an absolute sense and/or in comparison to the analogous performance criteria of other publicly-traded companies (that are selected for such comparison purposes by the Committee).

        6.    Individual Performance Goals.    In general, to the extent the meeting of individual performance goals is a condition to the payment under any award granted under the Short Term Incentive Plan, such performance goals will be determined by the Committee in its discretion and may be set at any time, including after the end of the award year applicable to the award. With respect to awards granted to our Chief Executive Officer, our Board of Directors will have final approval as to the determination of whether our Chief Executive Officer has met any such individual performance criteria. However, if any award granted under the Short Term Incentive Plan is intended to qualify as "qualified performance-based compensation" under Section 162(m) of the Code, such award will not be subject to the achievement of individual performance goals.

        7.    Change in Control.    In the event that a "change in control" of CyrusOne (as defined in the 2012 Long Term Incentive Plan and described in "Proposal 3" above) occurs, then, unless otherwise prescribed by the terms of the applicable award, within five business days following the date of the change of control the participant will receive (i) any amount payable that has not yet been paid with respect to any award that was granted under the Short Term Incentive Plan with respect to CyrusOne's tax year that immediately precedes the tax year in which the change in control occurs (and, if the amount of such award has not been determined by the Committee by the date of the change in control, its amount will be deemed to be equal to the award's target), and (ii) a pro rata portion of any award granted under the Short Term Incentive Plan with respect to CyrusOne's tax year in which the change in control occurs. The pro rata portion of such award will generally be based on the award's target multiplied by a fraction that has a numerator equal to the number of full and partial months from the first day of the tax year in which the change in control occurs to the date of the change in control and a denominator equal to twelve.

        8.    Amendment and Termination.    The Short Term Incentive Plan may generally be amended or terminated by our board of directors, provided that no such action may impair the rights of a participant with respect to a previously granted award without the participant's consent. In addition, the Short Term Incentive Plan provides that no amendment to the Short Term Incentive Plan may be made without approval of our stockholders if such amendment would make any change in the Short Term Incentive Plan that is required by law to be approved by our stockholders in order to become effective.

        The Committee may generally waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate any award previously granted, prospectively or retroactively.

However, unless otherwise provided by the Committee in the applicable award agreement or in the Short Term Incentive Plan, any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely impair the rights of any participant to any award previously granted would not to that extent be effective without the consent of the affected participant.

        9.    Withholding.    In general, the Company may withhold from any payment of any award granted under the Short Term Incentive Plan a sufficient amount of cash to satisfy all withholding tax obligations applicable to such award.

The Board of Directors recommends a vote
FOR the approval of the material terms of the performance goals under the currently effective CyrusOne Inc. 2012 Short Term Incentive Plan.

Equity Compensation Plan Information

        The following table provides information as of December 31, 2013 regarding equity compensation plans under which the Company's common stock is authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	168,963	(2)	$23.58	(3)	2,704,098	(4)
Equity compensation plans not approved by security holders(5)	—		—		—
Total	168,963		$23.58		2,704,098

(1)
Consists of the CyrusOne Inc. 2012 Long Term Incentive Plan.

(2)
The Company had 168,963 options outstanding as of December 31, 2013, all of which are included in column (a). In addition, the Company had 1,126,174 shares of restricted stock outstanding as of December 31, 2013, which are not included in column (a), pursuant to Securities and Exchange Commission rules. The Company had no restricted stock units outstanding as of December 31, 2013.

(3)
Calculation of weighted average exercise price of outstanding stock options. Weighted average remaining life of stock options is 9.3 years.

(4)
All of the shares remaining are available for issuance pursuant to grants of full-value awards.

(5)
The Company does not maintain any equity compensation plans that have not been approved by the Company's stockholders.

 PROPOSAL 5: RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of the Board of Directors has selected the accounting firm of Deloitte to serve as the Company's independent registered public accountants for the year ending December 31, 2014, and the Board of Directors is asking stockholders to ratify this appointment. Although current law, rules and regulations, as well as the Audit Committee Charter, require the Company's independent auditor to be engaged, retained and supervised by the Audit Committee, the Board of Directors considers the selection of the independent auditor to be an important matter of stockholder concern and is submitting the selection of Deloitte for ratification by stockholders as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee may reconsider whether or not to retain Deloitte in the future. Deloitte has served as the Company's independent registered public accountants since August 2012 and is considered by our management to be well qualified.

Fee Disclosure

        The following is a summary of the fees billed by Deloitte for professional services rendered for our Company for the years ended December 31, 2013 and December 31, 2012:

	Year Ended December 31, 2013	Year Ended December 31, 2012
Audit Fees	$988,670	$1,583,688
Audit Related Fees	78,458	225,000
Tax Fees	4,363	25,000
All Other Fees	—	—
Total	$1,071,492	$1,833,688

  Audit Fees

        "Audit Fees" consist of fees and related expenses billed for professional services rendered for the audit of the financial statements and services that are normally provided by Deloitte in connection with statutory and regulatory filings or engagements. For example, audit fees include fees for professional services rendered in connection with quarterly and annual reports, and the issuance of consents by Deloitte to be named in our registration statements and to the use of their audit report in the registration statements.

  Audit-Related Fees

        "Audit-Related Fees" consist of fees and related expenses for products and services other than services described under "Audit Fees" and "Tax Fees." These services included, among others, due diligence related to completed and potential acquisitions accounting consultations that were not required by statute or regulation and consultation concerning financial accounting and reporting.

  Tax Fees

        "Tax Fees" consist of fees and related expenses billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance and tax planning and structuring.

  All Other Fees

        None.

  Pre-Approval Policy

        All audit, tax and other services provided to us were reviewed and pre-approved by the Audit Committee or a member of the Audit Committee designated by the full committee to pre-approve such services. Generally, the scope of the work to be performed by Deloitte, and the proposed fees associated with the work, are reviewed by management. The proposed work and associated fees are then presented to the Audit Committee for review, and if deemed appropriate, approval. The Audit Committee in its discretion meets with both Deloitte and with management together and, if needed, separately, prior to giving its approval. For approval of minor adjustments to the scope of work or fees, the Committee in its discretion may delegate approval to its chair. The Audit Committee or designated member concluded that the provision of such services by Deloitte was compatible with the maintenance of that firm's independence in the conduct of its auditing functions.

        A representative of Deloitte will be present at the annual meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

        The Board of Directors recommends a vote FOR the ratification of the appointment of the independent registered public accountants.

 AUDIT COMMITTEE REPORT

        The following is a report by the Audit Committee regarding the responsibilities and functions of the Audit Committee.

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors, in accordance with the Audit Committee Charter. Management is responsible for the Company's financial statements and the financial reporting process, including implementing and maintaining effective internal control over financial reporting and for the assessment of, and reporting on, the effectiveness of internal control over financial reporting. The Company's independent registered public accounting firm, Deloitte, is responsible for expressing an opinion on the conformity of the Company's audited financial statements and financial statement schedules with accounting principles generally accepted in the United States of America.

        In fulfilling its oversight responsibilities, the Audit Committee reviewed with management and Deloitte the audited financial statements for the year ended December 31, 2013 contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2013, and discussed with management the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee also reviewed and discussed with management and Deloitte the disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Controls and Procedures" included in the Annual Report on Form 10-K for the year ended December 31, 2013.

        In addition, the Audit Committee received and discussed the written disclosures and the letter from Deloitte that are required by applicable requirements of the Public Company Accounting Oversight Board regarding the firm's communications with the Audit Committee concerning independence, discussed with Deloitte the firm's independence from management and the Audit Committee, and discussed with Deloitte the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

        In reliance on the reviews and discussions referred to above, prior to the filing of the Company's Annual Report on Form 10-K for the year ended December 31, 2013 with the SEC, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in such Annual Report for filing with the SEC.

  Submitted by the Audit Committee of the Board of Directors

  William E. Sullivan (Chair)
  Alex Shumate
  Melissa E. Hathaway

 EXECUTIVE COMPENSATION

        As an "emerging growth company" under the rules of the Securities and Exchange Commission, we are not required to include a Compensation Discussion and Analysis and have elected to comply with the scaled disclosure requirements applicable to "emerging growth companies."

Summary Compensation Table

Name and Principal Position	Year		Salary ($)	Bonus ($)	Stock Awards ($)		Option Awards ($)		Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)		Total ($)
Gary J. Wojtaszek	2013		598,616	—	4,631,656	(1)	155,892	(2)	4,473,866	(3)	755,330	(4)	10,615,360
President and Chief Executive Officer	2012	(5)	576,000	—	250,000	(6)	250,000	(7)	649,094	(8)	6,366		1,731,460
Kevin L. Timmons	2013		312,019	—	2,156,684	(1)	77,945	(2)	4,221,730	(3)	80,134	(4)	6,848,512
Chief Technology Officer	2012	(5)	281,731	—	—		—		412,981	(8)	10,000		704,712
Kimberly Sheehy(9)	2013		345,961	—	2,192,765	(1)	77,945	(2)	1,978,137	(3)	169,289	(4)	4,764,096
Chief Financial and Administrative Officer

(1)
Reflects the aggregate grant date fair value of time-based and performance-based restricted stock awards granted to the named executive officers in 2013, determined in accordance with FASB ASC 718. The assumptions used in the calculation of the grant date fair values of the stock awards are incorporated by reference to Note 16 to the financial statements in our annual report on Form 10-K filed with the Securities and Exchange Commission on March 3, 2014. For the time-based restricted stock awards, the grant date fair value was determined by reference to the closing price of the shares on the grant date and excludes the impact of estimated forfeitures, and was determined to be $3,950,822 for Mr. Wojtaszek, $1,816,267 for Mr. Timmons, and $1,852,348 for Ms. Sheehy. For the performance-based restricted stock awards, the grant date fair value was based on performance at target levels and the probable outcome as of the date of grant, and excludes the impact of estimated forfeitures. For these performance-based restricted stock awards, the aggregate fair value was determined to be $680,834 for Mr. Wojtaszek, $340,417 for Mr. Timmons, and $340,317 for Ms. Sheehy. Assuming, instead, that the highest level of performance conditions would be achieved, the maximum values of these performance-based restricted stock awards would be $1,361,668 for Mr. Wojtaszek, $680,834 for Mr. Timmons and $680,834 for Ms. Sheehy.

(2)
Reflects the aggregate grant date fair value of performance-based option awards granted to the named executive officers in 2013, computed in accordance with FASB ASC 718. The assumptions used in the calculation of the grant date fair values of the option awards are incorporated by reference to Note 16 to the financial statements in our annual report on Form 10-K filed with the Securities and Exchange Commission on March 3, 2014. The grant date fair value of the performance-based stock options was based on performance at target levels, the probable outcome as of the grant date, and excludes the impact of estimated forfeitures. Assuming, instead, that the highest level of performance conditions would be achieved, the maximum values of the performance-based stock options would be $311,783 for Mr. Wojtaszek, $155,890 for Mr. Timmons and $155,890 for Ms. Sheehy.

(3)
Reflects: (i) annual bonuses earned during 2013 pursuant to the CyrusOne Short Term Incentive Plan, payments of which were made in February 2014, equal to $902,922 for Mr. Wojtaszek, $314,103 for Mr. Timmons, and $261,204 for Ms. Sheehy; and (ii) a one-time performance bonus paid by CBI under the CBI Technology Data Center Program or the CyrusOne Performance Plan pursuant to which certain executives of CBI and the Company were entitled to share in a portion of the equity value created at the time of the Company's IPO, equal to $3,570,944 for Mr. Wojtaszek, $3,907, 627 for Mr. Timmons, and $1,716,933 for Ms. Sheehy. See "CBI IPO Bonuses" on pages 42-43 below for a description of the CBI Technology Data Center Program and the CyrusOne Performance Plan.

(4)
The components of the "All Other Compensation" column for 2013 include the following:

	401(k) Match ($)	Insurance ($)(a)	Excess Pension Payment ($)(b)	CBI Resignation ($)(c)	Perquisites ($)(d)	Total
Mr. Wotjaszek	10,200	2,398	—	450,815	291,917	755,330
Mr. Timmons	10,200	1,884	—	66,250	1,800	80,134
Ms. Sheehy	10,200	1,922	5,930	102,335	48,902	169,289

(a)
Reflects employer-paid life, long-term disability, short-term disability, and accidental death and dismemberment insurance.

(b)
Reflects a payment by the Company to the CBI defined benefit plan in connection with Ms. Sheehy's termination of employment from CBI in January 2013.

(c)
Reflects payments in exchange for the named executive officer's full waiver and release of claims and covenant not to sue contained in his or her resignation letter with CBI.

(d)
Includes: (i) a cell phone allowance of $1,800 for each named executive officer, (ii) reimbursement of relocation expenses for Mr. Wojtaszek and Ms. Sheehy of $289,883 and $46,861, respectively, and (iii) miscellaneous reimbursements of $234 and $241 for Mr. Wojtaszek and Ms. Sheehy, respectively.
(5)
Reflects compensation for the executive's service to CBI for the fiscal year ended December 31, 2012.

(6)
Reflects the grant date fair value of the CBI stock-settled performance units issued in 2012 to Mr. Wojtaszek for the 2012-2014 performance cycle pursuant to the Cincinnati Bell Inc. 2007 Long Term Incentive Plan. Such amount assumes payout at target, the most probable outcome at the time of grant, based on a grant date fair value of $3.40 per share of CBI common stock, computed in accordance with FASB ASC 718 and excludes the impact of estimated forfeitures. If maximum payout is earned, the value of the performance units based on the CBI stock price at the date of grant would be $375,000.

(7)
Reflects the grant date fair value, computed in accordance with FASB ASC 718, of the CBI stock options issued in 2012 to Mr. Wojtaszek. The named executive officers did not receive any option awards under the Cincinnati Bell Inc. 2007 Long Term Incentive Plan during 2013.

(8)
Reflects performance-based incentive awards pursuant to the Cincinnati Bell Inc. 2007 Short Term Incentive Plan. Based on performance achieved, Messrs. Wojtaszek and Timmons received $649,094 and $294,231, respectively, with respect to such awards, which was paid by CBI in February 2013 (less any partial distribution received during 2012). In addition, Mr. Timmons received a cash-settled performance unit award of $118,750, which was earned in 2012 and paid by CBI in February 2013 (less any partial distribution received during 2012). In connection with the IPO, Messrs. Wojtaszek and Timmons resigned their positions with CBI, effective January 23, 2013, and forfeited their respective rights to receive the value of any additional performance units.

(9)
Ms. Sheehy was not a named executive officer in 2012.

  Narrative Disclosure to Summary Compensation Table

        The following describes material features of the compensation disclosed in the Summary Compensation Table.

        Employment Agreements.    On January 24, 2013, the Company, through its subsidiary CyrusOne LLC ("CyrusOne LLC"), entered into employment agreements with each of Messrs. Wojtaszek and Timmons and Ms. Sheehy. The employment agreements with our named executive officers have an initial term of one year, ending on January 24, 2014. The terms of these agreements automatically extend for additional one-year periods unless either party gives prior notice of non-renewal. The agreements provide for annual base salaries and target bonus opportunities discussed below. The employment agreements also specify the payments and benefits to which such executives are entitled upon a termination of employment for specified reasons. For information on the severance benefits provided in the employment agreements, see "Potential Payments Upon Termination of Employment or Change in Control."

        2013 Base Salary and Annual Bonus.    The employment agreements with each of Messrs. Wojtaszek and Timmons and Ms. Sheehy provide for annual base salaries of $576,000, $300,000 and $330,019, respectively. In addition, pursuant to their employment agreements, each of Messrs. Wojtaszek and Timmons will have a bonus target of not less than 100% of his then-current base salary and Ms. Sheehy will have a bonus target of not less than 50% of her then-current base salary. The following table sets forth the 2013 base salary and annual target bonus opportunity for each of our named executive officers.

	Base Salary ($)	Annual Target Bonus ($)	% of Base Salary
Mr. Wojtaszek	600,000	750,000	125%
Mr. Timmons	325,000	325,000	100%
Ms. Sheehy	350,000	262,500	75%

        In 2013, our named executive officers were eligible to earn a cash bonus pursuant to the CyrusOne 2013 Short Term Incentive Plan based upon the achievement of pre-established financial goals (weighted 80%) and individual performance goals (weighted at 20%). The financial performance component of the 2013 bonus opportunities for the named executive officers was based on achieving certain minimum revenue and EBITDA goals. The following table shows the threshold, target, maximum and actual performance levels for each financial component of the 2013 bonus opportunities for our named executive officers, in millions:

Financial Measure	Threshold	Target	Maximum	2013 Actual
Revenue	$243.5	$270.5	$311.1	$263.5
EBITDA	$116.7	$129.7	$149.2	$132.5

        The individual performance component of the 2013 bonus opportunities for the named executive officers was based on achieving certain structural improvements in running the Company after the IPO. Mr. Wojtaszek earned 200%, and each of Mr. Timmons and Ms. Sheehy earned 100%, of the individual component of their respective 2013 annual bonus opportunity.

        2013 Long-Term Equity Incentive Awards.    In 2013, each of our named executive officers received long-term incentive awards in the form of performance-based stock options and shares of time-based restricted stock and performance-based restricted stock, in the following amounts:

		Performance-Based Restricted Stock (#)		Performance-Based Options (#)
	Time-Based Restricted Stock (#)
		Target	Maximum	Target	Maximum
Mr. Wojtaszek	207,938	27,514	55,028	20,911	41,822
Mr. Timmons	95,593	13,757	27,514	10,455	20,911
Ms. Sheehy	97,492	13,757	27,514	10,455	20,911

The equity awards were granted under, and pursuant to the terms and conditions of, the CyrusOne 2012 Long Term Incentive Plan, or the 2012 Plan. For information on the vesting terms of these equity awards, see "Outstanding Equity Awards at 2013 Fiscal Year-End" and "Potential Payments Upon Termination of Employment or Change in Control."

        CBI IPO Bonuses.    Pursuant to a special long-term incentive program under the CBI 2007 Long Term Incentive Plan (the "Technology Data Center Program") and/or the CBI 2010 Cyrus Performance Plan (the "Cyrus Performance Plan"), each of which was established by the CBI compensation committee in 2010, each of our named executive officers and Mr. Ferdman received a performance-based cash bonus based, in part, on the equity value created at the time of the IPO (collectively, the "CBI IPO bonus"). CBI paid the CBI IPO bonuses in March 2013 as follows: $3,570,944 to Mr. Wojtaszek; $3,907,627 to Mr. Timmons; $1,716,933 to Ms. Sheehy; and $781,525 to Mr. Ferdman.

        The Technology Data Center Program was implemented through the grant of cash-settled performance unit awards by the CBI compensation committee, which provided for a specified cash payment to the participating executive in the event that (i) the executive was continuously employed for a three-year period after the date of grant, (ii) specified EBITDA targets were met over such three-year period, (iii) a "qualifying transaction" was consummated within ten years of the date of grant and (iv) at least $1 billion of equity value was created in CBI's Technology Solutions/Data Center segment in connection with the qualifying transaction. The Company's IPO constituted a "qualifying transaction" for purposes of the program, which resulted in full vesting of awards to participants who were continuously employed through the date of the IPO, regardless of the achievement of performance measures. The actual payout was determined based on the percentage of the equity growth in relation to the target equity value of $1 billion. CBI engaged a third-party valuation firm to assist in determining the equity value created by the IPO, which was determined by CBI to be $450 million.

        The CBI compensation committee approved grants of units under the Technology Data Center Program as follows: (a) to Mr. Wojtaszek, for each of the 2011-2013 and 2012-2014 performance periods, units with a maximum value of $4,000,000 per grant and (b) to Ms. Sheehy, for the 2012-2014 performance period, units with a maximum value of $870,000. Based on the equity value created by the IPO, actual payout of awards under the Technology Data Center Program was approximately 44.6% of the units granted.

        The Cyrus Performance Plan was implemented through the grant of awards by the CBI compensation committee to each participating executive providing for the grant of a specified number of points to such executive. Payment with respect to the number of such points was conditioned upon the consummation of a "transaction" prior to June 11, 2020, which was triggered by the IPO. The amount of the payment to each participating executive was determined by multiplying 6% of the equity value created by the IPO (as determined pursuant to the Cyrus Performance Plan) by a ratio, the numerator of which is the number of points held by the participating executive, and the denominator of which is the total number of outstanding points. As of the date of the IPO, an aggregate of 1,000 points were awarded under the Cyrus Performance Plan, of which 250 points were granted to Mr. Timmons, 85 points were granted to Ms. Sheehy and 50 points were granted to Mr. Ferdman.

        CBI Resignation Agreements.    On January 23, 2013, CBI entered into resignation letters with each of Messrs. Wojtaszek and Timmons and Ms. Sheehy, in each case, in connection with his or her resignation from CBI. Pursuant to the terms of the resignation letters, the executives did not receive any severance payments under the applicable executive's prior employment agreement with CBI as a result of his or her resignation. Awards previously granted to each of the executives that were scheduled to vest in accordance with their terms in connection with the closing of the IPO were unaffected by the terms of the resignation letters and will continue to vest and become payable in accordance with their terms. However, any other awards that remained unvested as of January 23, 2013 were forfeited. In addition, each executive remained eligible to receive an annual incentive bonus award in accordance with and under the terms of CBI's annual incentive plan and the applicable award agreement for fiscal year 2012.

        In exchange for his or her full waiver and release of claims and covenant not to sue contained in the applicable resignation letter, each of the named executive officers received a lump-sum cash payment in the amounts specified in the Summary Compensation Table, above.

 Outstanding Equity Awards at 2013 Fiscal Year-End

        The following table describes the outstanding equity awards held by our named executive officers as of December 31, 2013.

	Option Awards						Stock Awards
Name	Equity Incentive Plan Awards: Number of Securities Underlying Unearned Options (#)		Option Exercise Price ($)		Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Mr. Wojtaszek											27,514	(1)	614,388	(2)
							207,938	(3)	4,643,256	(2)
	20,911	(4)	23.58	(4)	4/17/23	(4)
Mr. Timmons											13,757	(1)	307,194	(2)
							95,593	(3)	2,134,592	(2)
	10,456	(4)	23.58	(4)	4/17/23	(4)
Ms. Sheehy											13,757	(1)	307,194	(2)
							97,492	(3)	2,176,996	(2)
	10,456	(4)	23.58	(4)	4/17/23	(4)

(1)
Reflects the target number of shares of performance-based restricted stock granted on April 17, 2013, which vest based on the achievement of the applicable performance criteria, as set forth in the award agreement, during the 2013-2015 performance period as follows: (i) up to 50% of the maximum number of such shares will vest in cumulative installments on March 31, 2014, March 31, 2015 and March 31, 2016, based on the Company achieving certain cumulative EBITDA targets; and (ii) up to 50% of the maximum number of such shares will vest on March 31, 2016 based on the Company achieving certain shareholder returns as measured against an index. The maximum number of shares of restricted stock that may be earned assuming the highest level of performance would be 200% of the target number.

(2)
Based on the closing price of the Company's common stock on December 31, 2013 ($22.33).

(3)
Reflects shares of time-based restricted stock granted on January 24, 2013, which cliff-vest on January 24, 2016, subject to the executive's continued employment on such vesting date.

(4)
Reflects the target number of performance-based stock options granted on April 17, 2013, which vest based on the achievement of the applicable performance criteria, as set forth in the award agreement, during the 2013-2015 performance period as follows: (i) up to 50% of the maximum number of such options will vest in cumulative installments on March 31, 2014, March 31, 2015 and March 31, 2016, based on the Company achieving certain cumulative EBITDA targets; and (ii) up to 50% of the maximum number of such options will vest on March 31, 2016 based on the Company achieving certain shareholder returns as measured against an index. The maximum number of stock options that may be earned assuming the highest level of performance would be 200% of the target number.

        As set forth in the table of Outstanding Equity Awards at 2013 Fiscal Year-End above, each of the named executive officers received grants of time-based restricted stock, performance-based restricted stock and performance-based stock options during 2013. Up to one-third of the performance-based awards that are subject to predetermined EBITDA goals will vest on each March 31 of the year following the applicable year of the performance period, with the percentage that may vest ranging from 0% for achievement below 90% of the EBITDA target, 50% for achievement at 90% of the EBITDA target and 100% for achievement at 100% of the EBITDA target. Vesting for achievement of performance goals that falls between each level will be determined based on linear interpolation. For each of fiscal year 2013 and 2014, if cumulative EBITDA exceeds the target, the maximum number of shares that may vest will be limited to one-third of the award that is subject to EBITDA performance. If at the end of the third year total cumulative EBITDA over the 2013-2015 performance period exceeds the EBITDA target by 115% or more, up to 200% of the target number of performance-based awards may vest.

        The portion of the performance-based awards that is subject to shareholder return goals will cliff-vest on March 31, 2016 if the return on the Company's stock for the three-year period ending

December 31, 2015 meets or exceeds the return for the MSCI-US REIT Index. If our shareholder return exceeds the return of such index by 2% or more, up to a maximum of 200% of the target number of performance-based awards may vest. Vesting for achievement of performance goals that falls between each level will be determined based on linear interpolation. Notwithstanding the foregoing, if despite meeting or exceeding the index return, the Company's shareholder return is negative, the number of shares or options that would have otherwise vested will be reduced by 50%.

        For the 2013 plan year, the Company's cumulative EBITDA exceeded the target cumulative EBITDA by more than 2%, resulting in vesting on March 31, 2014 of 100% of the target number of performance-based awards tied to cumulative EBITDA for that year.

Potential Payments Upon Termination of Employment or Change in Control

Employment Agreements with Messrs. Wojtaszek and Timmons and Ms. Sheehy

        Each of the employment agreements with Messrs. Wojtaszek and Timmons and Ms. Sheehy specify the payments and benefits to which such executives are entitled upon a termination of employment for specified reasons.

        Without Cause or Constructive Termination.    If CyrusOne LLC terminates the executive's employment for any reason other than for cause or the executive's death, disability or in connection with a change in control (as defined in the 2012 Plan) or in the event the executive terminates his or her employment as a result of a constructive termination (as defined below), then the executive will be entitled to:

  •
  a lump-sum cash severance payment equal to 2 times the sum of his or her (i) then-current annual base salary, and (ii) annual bonus target, pro-rated to the date of termination, subject to the executive signing and not revoking a release of claims;

  •
  immediate vesting of the portion of any such outstanding stock option, restricted stock or other incentive that would otherwise have vested on or prior to the end of the one year period beginning at the time of such termination (the "Severance Period");

  •
  if applicable, an amount equal to the sum of (a) any forfeitable benefits of the executive under any nonqualified pension, profit sharing, savings or deferred compensation plan that would have vested if the term of his or her employment had not been terminated prior to the end of the Severance Period, plus (b) any additional vested benefits which would have accrued for the executive under any nonqualified defined benefit pension plan if the term of his or her employment had not been terminated prior to the end of the Severance Period, and if the executive's base salary and bonus target had not increased or decreased after such termination, payable to the executive at the same time and in the same manner as such benefits would have been paid under such plan or plans had such benefits vested and accrued under such plan or plans at the time of the termination of his or her employment (the "Nonqualified Benefit");

  •
  if applicable, an amount equal to the sum of (a) any forfeitable benefits of the executive under any qualified pension, profit sharing, 401(k) or deferred compensation plan that would have vested prior if the term of his or her employment had not been terminated prior to the end of the Severance Period, plus (B) any additional vested benefits which would have accrued for the executive under any qualified defined benefit pension plan if the term of his or her employment had not been terminated prior to the end of the Severance Period, and if the executive's base salary and bonus target had not increased or decreased after such termination, payable by CyrusOne LLC in one lump sum 60 days after such termination of employment, subject to CyrusOne LLC's receipt of an executed and irrevocable release from the applicable executive (the "Qualified Benefit"); and

  •
  continued medical, dental, vision and group term life coverage for the remainder of the Severance Period, comparable to the medical, dental, vision and group term life coverage in effect for the executive immediately prior to such termination (the "Medical Benefit"). To the extent that the executive would have been eligible for any post-retirement medical, dental, vision or group term life benefits from CyrusOne LLC if the executive's employment had continued through the end of the Severance Period, CyrusOne LLC will provide such post-retirement benefits to the executive after the end of the Severance Period (the "Post-Retirement Medical Benefit").

For purposes of the employment agreements, "Cause" generally means an act of fraud, misappropriation, embezzlement or misconduct constituting serious criminal activity on the part of the executive. For the purposes of each of the employment agreements, "Constructive Termination" will generally be deemed to have occurred if, without the executive's consent, (a) there is a material adverse change in the reporting responsibilities set forth in his or her employment agreement or there is otherwise a material reduction in his or her authority, reporting relationship or responsibilities, (b) there is a material reduction in his or her base salary or bonus target or (c) the applicable executive is required by to relocate more than 50 miles from his or her designated office in effect as of January 24, 2013.

        Change of Control.    If within one year following a change in control: (a) the executive terminates his or her employment with CyrusOne LLC as a result of a constructive termination or (b) CyrusOne LLC terminates the executive's employment for any reason other than for cause or the executive's death or disability, then the executive will be entitled to:

  •
  a lump-sum cash severance payment in an amount equal to 2 times the sum of his or her (i) annual base salary and (ii) annual bonus target, in each case, as then in effect, subject to the executive signing and not revoking a release of claims;

  •
  immediate vesting of all outstanding unvested stock options, restricted stock awards or other outstanding incentive awards; and

  •
  the Nonqualified Benefit, the Qualified Benefit, the Medical Benefit, and, to the extent applicable, the Post-Retirement Medical Benefit.

In the event that Section 280G of the Internal Revenue Code of 1986, as amended, applies to the payments and benefits set forth above, the aggregate amount of such payments and benefits payable to the executive will not exceed the amount which produces the greatest after-tax benefit to the executive after taking into account any applicable excise tax to be payable by the executive. Each executive is fully responsible for his or her own personal income taxes and neither the Company nor CyrusOne LLC has any obligation to reimburse or otherwise provide a tax gross-up to the executive in connection with any change of control payments.

        Disability and Death.    In the event the executive's employment terminates by reason of his or her death or disability, CyrusOne LLC will pay the executive or his or her estate, as applicable, his or her accrued compensation (base salary, bonus or otherwise) as of the date of termination and, in the case of disability, will provide the executive with disability benefits and all other benefits in accordance with the provisions of the applicable disability plans and other applicable plans. In addition, his or her time-based restricted stock awards will vest on a pro-rata basis and performance-based restricted stock awards and stock options will vest at the target level on a pro-rata basis.

        Voluntary Resignation; For Cause.    If the executive resigns other than for a constructive termination or CyrusOne LLC terminates the executive's employment for cause, then the executive will be entitled only to accrued compensation.

        Restrictive Covenants.    Pursuant to the employment agreements, each of the executives is subject to confidentiality and intellectual property covenants during the term of his or her employment and thereafter. In addition, each of the executives is subject to non-competition, non-solicitation and non-interference covenants during the term of his or her employment and for a period of one year following the cessation of his or her employment for any reason.

Change in Control

        The named executive officers are not entitled to any change in control benefits absent their termination of employment (discussed above), with the exception of accelerated vesting of their equity awards. Upon the occurrence of a change in control and in the event the outstanding equity awards held by the executives are not assumed or substituted in connection with such change in control, (i) the executive's time-based restricted stock awards shall become fully-vested and (ii) the executive's performance-based awards will vest at the maximum level. In the event the outstanding equity awards are assumed or substituted in connection with such change in control, (i) the executive's time-based restricted stock awards will remain outstanding and subject to continued vesting in accordance with their terms and (ii) the executive's performance-based awards will vest at the target level and remain outstanding, subject to continued vesting between the target and maximum levels in accordance with their terms.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain beneficial ownership information as of March 3, 2014, the record date, unless otherwise noted. The table includes shares of our common stock and shares of common stock into which operating partnership units are exchangeable for (i) each person who is known by us to be beneficial owner of 5% or more of our outstanding common stock, (ii) each of our directors and the executive officers and (iii) our directors and executive officers as a group. Each person named in the table has sole voting and investment power with respect to all of the shares of our common stock shown as beneficially owned by such person, except as otherwise set forth in the notes to the table. The extent to which a person will hold shares of common stock as opposed to operating partnership units is set forth in the footnotes below. Unless otherwise indicated, the address of each named person is c/o CyrusOne Inc., 1649 West Frankford Road, Carrollton, Texas 75007.

Name of Beneficial Owner	Number of Shares and Operating Partnership Units Beneficially Owned	Percent of Common Shares	Percent of Common Shares and Operating Partnership Units(1)
Beneficial owners of 5% or more of our common stock:
CBI(2)	44,476,835	8.3%	68.1%
Marcato Capital Management(3)	1,992,394	8.8%	3.0%
Blackrock Inc.(4)	2,077,727	9.2%	3.1%
The Vanguard Group(5)	1,304,988	5.8%	2.0%
Directors, proposed directors and executive officers
Gary J. Wojtaszek(6)	468,479	2.1%	*
Kevin L. Timmons(7)	207,490	*	*
Kimberly H. Sheehy(7)	199,889	*	*
Venkatesh S. Durvasula(7)	196,503	*	*
Thomas W. Bosse(7)	172,687	*	*
David H. Ferdman(8)	95,324	*	*
John F. Cassidy(8)	65,633	*	*
Roger T. Staubach(8)	20,790	*	*
Patricia M. McBratney(9)	18,584	*	*
William E. Sullivan(8)	16,633	*	*
Melissa E. Hathaway(8)	16,633	*	*
T. Tod Nielsen(8)	15,633	*	*
Alex Shumate(8)	15,633	*	*
Lynn A. Wentworth(8)	1,000	*	*
John W. Gamble	0	*	*
All directors and executive officers as a group (15 persons)	1,500,280	6.6%	2.3%

(1)
Assumes a total of 65,279,154 shares of common stock and operating partnership units are outstanding, comprised of 22,692,319 shares of our common stock and 42,586,835 operating partnership units that may be exchanged for cash or shares of common stock under certain circumstances.

(2)
As disclosed on Form 13D, filed February 28, 2014, the holdings of Cincinnati Bell Inc. consist of an aggregate of (i) 1,890,000 shares of common stock owned by Data Center Investments Holdco LLC, an indirect wholly owned subsidiary of Cincinnati Bell Inc., (ii) 18,108,816.71 common units of limited partnership interest in CyrusOne LP owned by Data Center Investments

  Holdco LLC and (iii) 24,478,018.29 common units of limited partnership interest in CyrusOne LP owned by Data Centers South Holdings LLC, an indirect wholly owned subsidiary of Cincinnati Bell Inc. Cincinnati Bell Inc. is the sole stockholder of Cincinnati Bell Technology Solutions Inc., which is the sole stockholder of Data Center Investments Inc., which is the sole member of Data Center Investments Holdco LLC. Data Center Investments Inc. is also the sole stockholder of Data Centers South Inc., which is the sole member of Data Centers South Holdings LLC. As a result, Cincinnati Bell Inc. exercises investment discretion and control over the shares of common stock and common units of limited partnership interest referenced in clauses (i) through (iii) above. CBI's address is 221 East Fourth Street, Cincinnati, Ohio 45202.

(3)
As disclosed on Form 13(G) filed on February 14, 2014, the holdings of Marcato Capital Management, LP, a Delaware limited partnership ("Marcato") consist of an aggregate of (i) 378,640 shares of common stock owned by Marcato, L.P., a Delaware limited partnership (ii) 32,594 shares of common stock owned by Marcato II, L.P., a Delaware limited partnership, and (iii) 1,581,160 shares of common stock owned by Marcato International Master Fund, Ltd., a Cayman Islands exempted company. Each of the entities identified in clauses (i) - (iii), above, exercises shared voting and shared dispositive power for the shares it owns with Marcato and Richard T. McGuire III, a managing partner of Marcato, and investment manager for each of the identified entities. Marcato Capital Management's address is One Montgomery Street, Suite 3250, San Francisco, CA 94104.

(4)
As disclosed on Form 13(G) filed on January 28, 2014, the holdings of Blackrock Inc. consist of an aggregate of (i) 2,031,516 shares of common stock for which Blackrock retains sole voting and dispositive power, and (ii) 46,211 shares of common stock for which Blackrock Inc. retains sole dispositive power. Blackrock Inc.'s address is 40 East 52nd Street, New York, NY 10022.

(5)
As disclosed on Form 13(G) filed on February 6, 2014 the holdings of The Vanguard Group ("Vanguard") consist of an aggregate of (i) 1,278,837 shares of common stock owned by Vanguard for which it retains sole voting and dispositive power; (ii) 25,251 shares of common stock beneficially owned by Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of Vanguard serving as investment manager of collective trust accounts, for which shares Vanguard retains sole voting and shared dispositive power, and (iii) 900 shares of common stock beneficially owned by Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of Vanguard, as a result of its serving as investment manager of Australian investment offerings, for which Vanguard retains sole voting and dispositive power. Vanguard's address is 100 Vanguard Blvd., Malvern, PA 19355.

(6)
Shares beneficially owned include all shares of restricted stock and 3,485 options to purchase shares of the Company's common stock, which are expected to vest within 60 days of the Record Date.

(7)
Shares beneficially owned include all shares of restricted stock and 1,743 options to purchase shares of the Company's common stock, which are expected to vest within 60 days of the Record Date.

(8)
Shares beneficially owned include all shares of restricted stock.

(9)
Shares beneficially owned include all shares of restricted stock and 174 options to purchase shares of the Company's common stock, which are expected to vest within 60 days of the Record Date.

*
Less than 1%.

 SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our directors, executive officers, and the persons who beneficially own more than ten percent of our common stock, to file reports of ownership of, and changes in ownership of, our securities with the SEC, and to file copies of such reports with us. Based solely upon a review of the copies of the reports furnished to us from January 1, 2013 through the date of this Proxy Statement, we believe that no director, executive officer or person who beneficially owns more than ten percent of our common stock failed to file, on a timely basis, the reports required by Section 16(a) of the Exchange Act, except for Ms. McBratney's Form 3 Initial Statement of Beneficial Ownership of Securities, which, when filed with the SEC on March 28, 2013, was outside of the time period for filing of that Form.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Aggregate Consideration and Issuance of Equity Interests to CBI

        As a result of the transactions relating to our formation in 2012 and IPO in 2013, CBI received an aggregate consideration of approximately $845 million comprised of 42,586,835 limited partnership units in our operating partnership, and 1,890,000 shares of our common stock.

        We have granted CBI a waiver of the ownership restrictions contained in our charter, subject to certain initial and ongoing conditions designed to protect our status as a REIT, including the receipt of an IRS private letter ruling or an opinion of counsel from a nationally recognized law firm that the exercise of any such exemption should not cause any rent payable to CBI to jeopardize our REIT status.

Partnership Agreement

        Our Partnership Agreement grants CBI certain redemption rights and certain board nomination rights, approval rights over certain change of control transactions and other rights, and to provide for additional voting rights of limited partners of the operating partnership. Pursuant to the Partnership Agreement, CBI has rights to cause the operating partnership to redeem each of CBI's partnership units for cash equal to the then-current market value of one share of our common stock, or, at our election, to exchange CBI's partnership units for shares of our common stock on a one-for-one basis.

Registration Rights

        CBI received registration rights in connection with our IPO to cause us, beginning 14 months after the completion of our IPO, to register shares of our common stock acquired by CBI in connection with the formation transactions or its exercise of redemption/exchange rights under the Partnership Agreement.

Indemnification of Officers and Directors

        We have entered into indemnification agreements with each of our directors that provide for indemnification to the maximum extent permitted by Maryland law.

        To the extent permitted by applicable law, under the Partnership Agreement our operating partnership also indemnifies us, our directors, officers and employees, the general partner and its trustees, officers and employees, employees of the operating partnership and any other persons whom the general partner may designate from and against any and all claims arising from or that relate to the operations of the operating partnership in which any indemnitee may be involved, or is threatened to be involved, as a party or otherwise unless:

  •
  it is established that the act or omission of the indemnitee constituted fraud, intentional harm or gross negligence on the part of the indemnitee;

  •
  the claim is brought by the indemnitee (other than to enforce the indemnitee's rights to indemnification or advance of expenses); or

  •
  the indemnitee is found to be liable to the operating partnership, and then only with respect to each such claim.

Director Relationships

        The Chairman of our Board of Directors is the former President and Chief Executive Officer and previously served as Vice Chairman of the board of directors of CBI. Our Chief Executive Officer was an officer and director of CBI prior to his resignation upon the completion of our IPO. Our nominee for election to the Board of Directors, Lynn A. Wentworth, is a member of the board of directors of CBI, and serves as the chair of its audit committee.

Other Related Party Transactions and Arrangements

        Certain of our directors own a substantial amount of CBI common stock, the value of which is related to the value of common stock of CBI.

        Prior to and in connection with our IPO, CBI retained the law firm of Skadden, Arps, Slate, Meagher & Flom LLP to act as special REIT tax counsel to CBI and us, and we continue to receive occasional legal services in the ordinary course from such firm. Our director, Ms. Hathaway, is married to a partner of the firm. Ms. Hathaway's spouse does not on an individual basis provide services to us or our subsidiaries, whether advisory or supervisory, nor is he compensated based on any work performed by the law firm for us. In addition, all work undertaken by the firm is approved and controlled directly by our General Counsel rather than the Board of Directors, and all engagements are on non-preferential, arms-length terms between us and the law firm. We have also required the law firm to adopt strict separation between work performed for us and Ms. Hathaway's spouse, and we affirm the continuing existence of such structural safeguards on a regular basis. In 2013, we paid to the law firm, inclusive of amounts paid by us for services rendered in connection with the IPO, approximately $0.2 million, which was less than 0.1% of the law firm's revenues. The Board of Directors reviewed this information, and determined that it did not affect the independence of Ms. Hathaway or her ability to serve on our Board of Directors or its committees.

        We lease colocation space in our data centers to Cincinnati Bell Telephone Company LLC ("CBT") and Cincinnati Bell Technology Solutions ("CBTS"), subsidiaries of CBI. The data center colocation agreement with CBT provides for CBT's lease of data center space, power and cooling in our West Seventh Street (7th St.), Kingsview Drive (Lebanon), Knightsbridge Drive (Hamilton) and Industrial Road (Florence) data center facilities for a period of five years. Our data center colocation agreement with CBTS provides for CBTS's lease of data center space, power and cooling in our West Seventh Street (7th St.), Kingsview Drive (Lebanon) and Industrial Road (Florence) data center facilities for a period of five years. Both agreements are renewable for an additional five-year term at market rates. Revenue from these leases was $5.9 million in 2013.

        CBT occupies space in our 229 West Seventh Street facility that is utilized in its network operations. In November 2012, in connection with our purchase of this property, we entered into an agreement to lease this space to CBT for a period of five years, with three renewal options of five years each, plus a proportionate share of building operating costs. Commencing on January 1, 2014, and on January 1 of each year thereafter, such base rent shall increase by 1% of the previous year's base rent. Revenue from these leases was $1.7 million in 2013.

        In November 2012, we entered into agreements to lease office space to CBT at our Goldcoast Drive (Goldcoast) data center facility and to CBTS at our Parkway (Mason) data center facility. The term of these agreements are five years each. Both agreements contain three five-year renewal options at market rates. Revenue from these leases was $0.3 million in 2013

        In November 2012, we entered into a transition services agreement with CBTS where we will continue to provide them with network interface services. The annual fee to be paid by CBTS for these services may decline in future periods as CBTS migrates its network interfaces onto an independent architected and managed CBTS network. These services will be provided on a month-to-month basis, until such time the services in question have been fully transitioned, which we expect may be as long as 24 months. Revenue from such transition services was $0.7 million in 2013.

        As of December 31, 2013, CBTS continues to be the named lessor for two data center customer leases. In 2012, we entered into an agreement with CBTS whereby we perform all obligations of CBTS under these lease agreements. CBTS confers the benefits received under such lease agreements to us and CBTS is granted sufficient usage rights in each of our data centers so that it remains as lessor under each such lease agreement. In addition, CBTS will continue to perform billing and collections on these accounts. Revenue from such leases was $13.1 million in 2013.

        In January 2012, we entered into a transition services agreement with CBTS where CBTS provided us with network support, services calls, monitoring and management, storage and backup and IT systems support. These services are provided on a month-to-month basis, and charges are based on the variable amount of gigabytes managed by CBTS each month. CBTS charges us a rate of $0.56 per gigabyte. We expect that services under this agreement may extend for as long as 36 months. Expenses for such services were $1.3 million in 2013.

        Under the CBT services agreement, CBT provides us with connectivity services for a period of five years related to several of our data center facilities. These services are related to the use of fiber and circuit assets that are currently a part of the CBI network. The annual fees for these services are subject to reduction if we terminate certain services. Expenses for such services were $1.1 million in 2013.

        In November 2012, we also entered into an agreement to lease space at CBT's 209 West Seventh Street facility for a period of five years, with three renewal options of five years each, plus our proportionate share of building operating costs. Commencing on January 1, 2014, and on January 1 of each year thereafter, such base rent shall increase by 1% of the previous year's base rent. Expenses from such lease were $0.1 million in 2013.

        Prior to November 20, 2012, CBI provided various management services, including executive management, cash management, legal, treasury, human resources, accounting, tax, internal audit and risk management services. Our allocated cost for these services was based upon specific identification of costs incurred on our behalf or a reasonable estimate of costs incurred on our behalf, such as relative revenues. In November 2012, we entered into a transition services agreement with CBI pursuant to which CBI will continue to provide certain of these services, on an as needed basis to the operating partnership one year from the date of our initial public offering, provided, however, that the agreement or the provision of a particular service to be provided thereunder may be terminated for convenience by us upon 30 days' prior written notice. The fees for these services are based on actual hours incurred for these services at negotiated hourly rates or a negotiated set monthly fee. Expenses for such services were $0.1 million in 2013.

        Prior to 2013, employees participated in pension, post-retirement, health care, and stock-based compensation plans sponsored by CBI or an affiliate. Our allocated costs for employee benefits was determined by specific identification of the costs associated with our participating employees or based upon the percentage our employees represent of total participants. Allocated expenses to the Company from such arrangements were $0.2 million in 2013.

        Prior to 2013, employees participated in centralized insurance programs managed by CBI, which included coverage for general liability, workers' compensation, automobiles and various other risks. CBI has third-party insurance policies for certain of these risks and is also self-insured within certain limits. CBI's self-insured costs have been actuarially determined based on the historical experience of paid claims. Our allocated cost for participation in these programs was determined on the basis of revenues, headcount or insured vehicles. Allocated expenses to the Company from such arrangements were $0.1 million in 2013.

        The Company pays commissions to CBT and CBTS under a fee agreement for all new leases they attain as CyrusOne's authorized marketing representatives.

        In October 2012, we purchased the property located at 229 West Seventh Street, included as one of our operating facilities, which we had formerly leased from CBT. CBT continues to own the adjacent property that was historically operated together with 229 West Seventh Street as one property. We also executed a reciprocal easement and shared services agreement and a right of first opportunity and refusal agreement with CBT with respect to such properties. Pursuant to the reciprocal easement and shared services agreement, we granted reciprocal easements to each other; CBT has easements for continued use of portions of our building and CBT provides fuel storage, fire suppression and other building services to us; and we provide chilled water, building automation systems related to heating ventilation and air conditioning and other building services to CBT. The shared services agreement is expected to continue for a period of 15 years with five renewal options of five years each. We are responsible for operating and managing the service facilities for both buildings. Each party will bear its own utility costs, as well as property taxes and insurance. Shared building operating costs will be charged to each party on the basis of the actual costs incurred, allocated based on the proportionate share of usage. Each party will also pay the other party less than $0.2 million per year to maintain shared building infrastructure systems. This agreement contains a make-whole provision that requires us to make a payment to CBT if CBT's carrier access revenue declines below $5.0 million per annum as a result of certain actions taken by us that result in circuit disconnections or reductions at CBT. The term of this make-whole provision is approximately four years.

        On November 20, 2012, we also entered into a non-competition agreement with CBI, pursuant to which each party agreed not to enter into each other's lines of business, subject to certain exceptions for a period of four years from such date. Pursuant to the terms of this agreement, we agreed not to directly or indirectly engage in, or have any interest in any entity that engages in, the business of providing telecommunications services in certain areas of Ohio, Kentucky and Indiana in which CBI operates as of such date. We also agreed not to seek, request or apply for any certification or license to provide telecommunications services in such areas during the term of the agreement. CBI agreed not to directly or indirectly engage in, or have any interest in any entity that engages in, the business of constructing and selling, operating or providing data center services in the United States or any foreign jurisdiction in which we operate. However, CBI may continue to offer certain data center services, provided that such services are ancillary to its provision of existing IT services, and CBI does not own, lease or is contracted to own, lease or manage the data center infrastructure of the facility in which such existing IT services are being provided.

        Prior to joining the Company our General Counsel, Mr. Bosse, was a partner in The Law Offices of Thomas W. Bosse, PLLC ("Bosselaw"). Bosselaw performed substantial services for the Company and CBI prior to Mr. Bosse's employment with the Company. In 2013, amounts we paid to Bosselaw for services rendered prior to his employment were $1.6 million, which included a bonus payment by CBI under the CyrusOne Performance Plan as a result of the successful completion of the initial public offering. Bosselaw provided no services to us or CBI after Mr. Bosse became employed with us. See "CBI IPO Bonuses" on pages 42-43 above for a description of the CyrusOne Performance Plan.

        In the ordinary course of its business, the Company periodically pays brokerage commissions to real estate brokerage firms in connection with property transactions and tenant leases. In 2013, the Company paid $1.5 million to Jones Lang LaSalle. Our current director, Roger T. Staubach, who has decided to retire from our Board of Directors effective at the annual meeting, is a principal with Jones Lang LaSalle. Other than in his capacity as director, Mr. Staubach does not on an individual basis provide services to our Company or its subsidiaries, whether advisory or supervisory, nor is he compensated based on any work performed by the firm for our Company. In addition, all work undertaken by the firm is approved and controlled directly by the Company's executive officers rather than the Board of Directors, and all engagements are on non-preferential, arms-length terms between the Company and the firm. In 2013, the fees paid to the firm represented less than 0.3% of the firm's revenues, and were below the thresholds of the NASDAQ listing standards.

Review and Approval of Future Transactions with Related Persons

        The Board of Directors has adopted a policy for the review and approval of related person transactions requiring disclosure under Rule 404(a) of Regulation S-K. The policy provides that the Audit Committee is responsible for reviewing and approving or disapproving all interested transactions, meaning any transaction, arrangement or relationship in which (i) the amount involved may be expected to exceed $120,000 in any fiscal year, (ii) the Company will be a participant and (iii) a related person has a direct or indirect material interest. A "Related Party" means (i) any person who is, or at any time since the beginning of the Company's last fiscal year was, a director or executive officer of the Company or a nominee to become a director of the Company; (ii) any person who is known to be the beneficial owner of more than 5% of any class of the Company's voting securities; (iii) any immediate family member of any of the foregoing persons; and (iv) any firm, corporation or other entity in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest. An "immediate family member" of a Related Party means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Related Party, and any person (other than a tenant or employee) sharing the household of such Related Party. Generally, a potential transaction that may be a Related Party Transaction is brought first to the General Counsel for review. If the General Counsel determines that a potential transaction involves a Related Party Transaction requiring approval under the policy or disclosure under Rule 404(a) of Regulation S-K, the transaction will be brought to the Audit Committee, which will review the transaction under several criteria, including but not limited to the Related Party's interest in the transaction, the benefits to the Company, the availability of commercial alternatives, and whether it is in the best interests of the Company to enter into the transaction. Subject to limited exceptions, the Committee or the Chair of the Audit Committee must approve all Related Party Transactions. Exceptions to the approval requirement include transactions with CBI existing on the date of the Company's initial public offering, and commercial transactions. The Audit Committee of the Board of Directors, pursuant to its written charter, is charged with the responsibility of reviewing and approving any transaction required to be disclosed as a "related party" transaction under applicable law, rules, or regulations, including the rules and regulations of the SEC. The Audit Committee has not adopted any specific procedures for conducting such reviews and considers each transaction in light of the specific facts and circumstances presented.

 STOCKHOLDER PROPOSALS

        Stockholder proposals intended to be presented at the 2015 annual meeting of stockholders must be received by the corporate secretary of the Company no later than November 19, 2014 in order to be considered for inclusion in our proxy statement relating to the 2015 meeting pursuant to Rule 14a-8 under the Exchange Act ("Rule 14a-8").

        Proposals of stockholders intended to be presented at our 2015 annual meeting of stockholders and included in our proxy statement and form of proxy relating to that meeting pursuant to Proxy Rule 14a-8 must be received by us no later than November 19, 2014. Such proposals must comply with the requirements established by the SEC for such proposals. A stockholder who wishes to submit a business proposal at the 2015 annual meeting that is not intended to be included in our proxy statement and form of proxy pursuant to Proxy Rule 14a-8 or who wishes to nominate a director for election at the meeting must, in accordance with our current bylaws, notify us between not earlier than October 20, 2014, and not later than 5:00 p.m., Eastern Time, on November 19, 2015. If the stockholder fails to give timely notice, the nominee or proposal will be excluded from consideration at the meeting. In addition, our current bylaws include other requirements for nomination of candidates for director and proposals of other business with which a stockholder must comply to make a nomination or business proposal.

By Order of the Board of Directors:
THOMAS W. BOSSE Vice President, General Counsel and Secretary

Carrollton, Texas

March 19, 2014

 Exhibit A

CYRUSONE INC.
2014 EMPLOYEE STOCK PURCHASE PLAN

SECTION 1
PURPOSE

        The purpose of the CyrusOne Inc. 2014 Employee Stock Purchase Plan is to provide Employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company at a discount and on a payroll deduction basis. The Plan is intended to qualify as an "employee stock purchase plan" under Code Section 423. The Plan will be construed so as to extend and limit participation in a manner within the requirements of that Code section.

SECTION 2
BACKGROUND

        The Plan was approved by the Board on February 4, 2014, subject to stockholder approval at the May 1, 2014 Annual Stockholders Meeting.

SECTION 3
DEFINITIONS

        As used in the Plan, the following terms, when capitalized, have the following meanings:

          (a)   "Board" means the Company's Board of Directors.

          (b)   "Business Day" means a day that the NASDAQ Global Select Market is open if the Shares are then listed on such exchange.

          (c)   "Code" means the Internal Revenue Code of 1986, as amended.

          (d)   "Committee" means the committee described in Section 11.

          (e)   "Common Stock" means the common stock of the Company, $.01 par value per share, or any stock into which that common stock may be converted.

          (f)    "Company" means CyrusOne Inc., a Maryland corporation, and any successor corporation.

          (g)   "Compensation" means the Participant's gross base wages for the respective period, including salary and commissions where applicable, but does not include items such as bonuses, overtime pay, non-cash compensation and reimbursement of moving, travel, trade or business expenses. The Committee may change the definition of Compensation on a prospective basis.

          (h)   "Contributions" means all amounts credited to the Participant's Payroll Deduction Account.

          (i)    "Designated Subsidiary" means any Subsidiary that has been designated by the Committee from time to time from among a group consisting of the Company and its Subsidiaries as eligible to participate in the Plan as to its eligible Employees.

          (j)    "Effective Date" means May 1, 2014.

          (k)   "Employee" means any person who performs services for, and who is classified as an employee on the payroll records of the Company or a Designated Subsidiary.

          (l)    "Fair Market Value" means, with respect to any date, the closing price of the Common Stock on the NASDAQ Global Select Market on that date or, in the event that the Common Stock is not traded on that date, the closing price on the immediately preceding trading date. If the Common Stock is no longer traded on the NASDAQ Global Select Market, then "Fair Market Value" means, with respect to any date, the fair market value of the Common Stock as determined by the Committee in good faith.

          (m)  "Offering Date" means the first Business Day of each Purchase Period.

          (n)   "Participant" means a participant in the Plan as described in Section 5.

          (o)   "Payroll Deduction Account" means the bookkeeping account established for a Participant in accordance with Section 6.

          (p)   "Plan" means the CyrusOne Inc. 2014 Employee Stock Purchase Plan, as set forth herein, and as amended from time to time.

          (q)   "Purchase Date" means the last Business Day of each Purchase Period.

          (r)   "Purchase Period" means each bi-weekly pay period, commencing on July 1, 2014, or such other period as determined by the Committee; provided, however, that in no event will any Purchase Period be longer than 27 months. No voluntary payroll deductions shall be solicited until after the effective date of a registration statement on Form S-8 filed under the Securities Act of 1933, as amended, covering the shares to be issued under the Plan.

          (s)   "Purchase Price" means the Designated Percent of the Fair Market Value of a Share on the Purchase Date. Until otherwise provided by the Committee, the Designated Percent for purposes of the foregoing sentence is 95%. The Committee may change the Designated Percent for any Purchase Period but in no event shall the Designated Percent be less than 85%.

          (t)    "Share" means a share of Common Stock, as adjusted in accordance with Section 16.

          (u)   "Subsidiary" means a domestic or foreign corporation of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary. The definition of Subsidiary should be interpreted so as to include any entity that would be treated as a "subsidiary corporation" under Code Section 424(f).

SECTION 4
ELIGIBILITY

        (a)    Eligible Employees.    Any person who is an Employee as of an Offering Date in a given Purchase Period will be eligible to participate in the Plan for that Purchase Period, subject to the requirements of Section 5 and the limitations imposed by Code Section 423(b). Notwithstanding the foregoing, the Committee may, on a prospective basis, (i) exclude from participation in the Plan any or all Employees whose customary employment is for not more than 20 hours per week or five months per year, and (ii) impose an eligibility service requirement of up to two years of employment. The Board may also determine that a designated group of highly compensated employees (within the meaning of Code Section 414(q)) are ineligible to participate in the Plan.

        (b)    Five Percent Stockholders.    Notwithstanding any other provision of the Plan, no Employee will be eligible to participate in the Plan if the Employee (or any other person whose stock would be attributed to the Employee pursuant to Code Section 424(d)) owns capital stock of the Company and/or holds outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary or any parent corporation of the Company (within the meaning of Code Section 424(e)).

 SECTION 5
PARTICIPATION

        An Employee may become a Participant in the Plan by completing a payroll deduction authorization form and any other required enrollment documents provided by the Committee or its designee and submitting them to the Committee or its designee in accordance with the rules established by the Committee. The enrollment documents will set forth the amount of the Participant's Compensation, up to 15%, or such other limit as is designated by the Committee including any minimum Contribution percentage, to be paid as Contributions pursuant to the Plan. The Committee may provide for a separate election (or a different percentage) for a specified item or items of pay.

SECTION 6
CONTRIBUTIONS

        (a)    Payroll Deductions.    A Participant's payroll deductions will begin with the first pay period immediately, or as soon as administratively practicable, following the date such Participant submits his or her payroll deduction authorization form and any other required enrollment documents provided by the Committee or its designee, in accordance with Section 5. A Participant's enrollment documents will remain in effect for successive Purchase Periods unless the Participant elects to withdraw from the Plan as provided in Section 9, ceases Contributions pursuant to Section 6(c), or timely submits new enrollment documents to change the rate of payroll deductions for a subsequent Purchase Period in accordance with rules established by the Committee.

        (b)    Payroll Deduction Account.    The Committee will credit the amount of each Participant's Contributions to the Participant's Payroll Deduction Account. A Participant may not make any additional payments to the Participant's Payroll Deduction Account.

        (c)    Changes to Payroll Deductions.    A Participant may increase or reduce the percentage of authorized payroll deductions once each Purchase Period by delivery of a new payroll deduction authorization form to the Committee or its designee. The change will become effective as soon as administratively practicable after receipt. A Participant may cease Contributions to the Plan at any time. Unless the Participant elects to withdraw from the Plan as provided in Section 9, the funds in the Participant's Payroll Deduction Account will not be refunded to the Participant but instead will be used to purchase Shares for the Participant on the Purchase Date.

        (d)    No Interest.    No interest or other earnings will accrue on a Participant's Contributions to the Plan.

SECTION 7
STOCK PURCHASES

        (a)    Automatic Purchase.    On each Purchase Date, each Participant will be deemed, without further action, to have elected to purchase the number of whole, or if in the Committee's discretion fractional, Shares that the Participant's Payroll Deduction Account balance can purchase at the Purchase Price on that Purchase Date. Except as otherwise specified by the Committee, any amounts that are not sufficient to purchase a whole Share will be retained in the Participant's Payroll Deduction Account for the subsequent Purchase Period. Any other amounts remaining in the Participant's Payroll Deduction Account after the Purchase Date will be returned to the Participant.

        (b)    Delivery of Shares.    As soon as practicable after each Purchase Date, the Committee will arrange for the delivery of the Shares purchased by Participants on the Purchase Date. The Committee may permit or require that Shares purchased under the Plan be deposited directly with a provider designated by the Committee. The Committee may require that Shares be retained by the designated provider for a specified period of time and may restrict dispositions during that period, and the

Committee may establish other procedures to permit tracking of disqualifying dispositions of the Shares or to restrict transfer of the Shares.

        (c)    Notice Restrictions.    The Committee may require, as a condition of participation in the Plan, that each Participant agree to notify the Company if the Participant sells or otherwise disposes of any Shares within two years of the Offering Date or one year of the Purchase Date for the Purchase Period in which the Shares were purchased.

        (d)    Stockholder Rights.    A Participant will have no interest or voting right in a Share until a Share has been purchased on the Participant's behalf under the Plan.

SECTION 8
LIMITATION ON PURCHASES

        (a)    Purchase Period Limitation.    Subject to the calendar year limits provided by Section 8(b), the maximum number of Shares that a Participant will have the right to purchase in any Purchase Period is 65 Shares.

        (b)    Calendar Year Limitation.    No right to purchase Shares under the Plan that is intended to qualify under Code Section 423 will be granted to an Employee if such right, when combined with all other rights and options granted under all of the Code Section 423 employee stock purchase plans of the Company, its Subsidiaries or any parent corporation of the Company (within the meaning of Code Section 424(e)), would permit the Employee to purchase Shares with a Fair Market Value (determined at the time the right or option is granted) in excess of $25,000 for each calendar year in which the right or option is outstanding at any time, determined in accordance with Code Section 423(b)(8).

        (c)    Refunds.    As of the first Purchase Date on which this Section limits a Participant's ability to purchase Shares, the Participant's payroll deductions will terminate, and the Participant will receive a refund of the balance in the Participant's Payroll Deduction Account as soon as practicable after the Purchase Date.

SECTION 9
WITHDRAWAL FROM PARTICIPATION

        A Participant may withdraw all, but not less than all, of the Contributions credited to the Participant's Payroll Deduction Account at any time before a Purchase Date by notifying the Committee or its designee of the Participant's election to withdraw, pursuant to rules prescribed by the Committee. If a Participant elects to withdraw, all of the Participant's Contributions credited to the Participant's Payroll Deduction Account will be returned to the Participant and the Participant may not make any further Contributions to the Plan for the purchase of Shares during that Purchase Period. A Participant's voluntary withdrawal during a Purchase Period will not have any effect upon the Participant's eligibility to participate in the Plan during a subsequent Purchase Period.

SECTION 10
EMPLOYMENT TERMINATION

        (a)    Termination of Employment Other Than Death.    If a Participant's employment with the Company or a Designated Subsidiary terminates for any reason other than death, the Participant will cease to participate in the Plan and the Company or its designee will refund the balance in the Participant's Payroll Deduction Account.

        (b)    Ineligible Employee.    In the event of a Participant's death, or the Participant ceases to be an eligible Employee for any reason other than employment termination at any time during a Purchase Period, at the election of the Participant, or the Participant's legal representative in the event of the Participant's death, the Participant's Payroll Deduction Account balance will be (i) distributed to the

Participant, or to the Participant's estate in the event of the Participant's death, or (ii) held until the end of the Purchase Period and applied to purchase Shares in accordance with Section 7.

        (c)    Leaves of Absence.    The Committee may establish rules regarding when leaves of absence will be considered a termination of employment. Notwithstanding the foregoing, where a period of leave exceeds ninety (90) days, a Participant's employment relationship with the Company or a Designated Subsidiary will be deemed to have terminated on the 91st day of such leave unless the Participant's right to reemployment is guaranteed either by statute or contract.

SECTION 11
PLAN ADMINISTRATION

        The Plan will be administered by the Committee, which will be appointed by the Board. The Committee will be the Compensation Committee of the Board unless the Board appoints another committee to administer the Plan. The Board from time to time may fill vacancies on the Committee. Subject to the express provisions of the Plan, the Committee will have the discretionary authority to interpret the Plan; to take any actions necessary to implement the Plan; to prescribe, amend, and rescind rules and regulations relating to the Plan; and to make all other determinations necessary or advisable in administering the Plan. All such determinations will be final and binding upon all persons. The Committee may request advice or assistance or employ or designate such other persons as are necessary for proper administration of the Plan.

        To the extent allowable under applicable law, each member of the Committee and officers and employees of the Company shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense (including, but not limited to, attorneys' fees) that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him provided he gives the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall be in addition to any other rights of indemnification to which such persons may be entitled under the Company's Charter or Amended and Restated Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

SECTION 12
RIGHTS NOT TRANSFERABLE

        Rights under the Plan are not transferable by a Participant and, during the Participant's lifetime, may be exercised only by the Participant.

SECTION 13
RESERVED SHARES

        Subject to adjustments as provided in Section 14, the maximum number of Shares available for purchase on or after the Effective Date is 200,000. Shares issued under the Plan may be Shares that are authorized but unissued or Shares purchased on the open market.

SECTION 14
CAPITAL CHANGES

        (a)    Changes in Capitalization.    In the event of any change affecting the Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, combination or exchange of shares, or other corporate change, or any distributions to common shareholders, including extraordinary cash dividends, then the Committee shall make such substitution or adjustment in the aggregate number or class of shares which may be distributed under the Plan and in the number, class, and price of shares on which the outstanding awards granted under the Plan are based as it determines to be necessary or appropriate in order to prevent the enlargement or dilution of rights under the Plan or under awards granted under the Plan. Any such adjustments shall be made in accordance with the requirements of Sections 423 and 424 of the Code.

        (b)    Merger or Asset Sale.    In the event of a reorganization, merger, or consolidation of the Company with one or more corporations in which the Company is not the surviving corporation (or survives as a direct or indirect subsidiary of such other constituent corporation or its parent), or upon a sale of all or substantially all of the assets or stock of the Company to another corporation, the Committee may take such actions with respect to the Plan as the Committee deems appropriate, including, but not limited to, shortening the Purchase Period then in progress and setting a new Purchase Date, which shall be before the date of the proposed transaction. If the Committee sets a new Purchase Date, the Company shall notify each Participant, at least ten (10) Business Days prior to the new Purchase Date, that the Purchase Date has been changed. The Committee may also terminate the Plan in accordance with Section 16.

        (c)    Dissolution or Liquidation.    In the event of a proposed dissolution or liquidation of the Company, the Committee may take such actions with respect to the Plan as the Committee deems appropriate, including, but not limited to, shortening the Purchase Period then in progress and setting a new Purchase Date, which shall be before the date of the proposed dissolution or liquidation. If the Committee sets a new Purchase Date, the Company shall notify each Participant, at least ten (10) Business Days prior to the new Purchase Date, that the Purchase Date has been changed. The Committee may also terminate the Plan in accordance with Section 16.

SECTION 15
AMENDMENT

        The Committee may at any time, or from time to time, amend the Plan in any respect. The stockholders of the Company, however, must approve any amendment that would increase the number of Shares that may be issued under the Plan (other than an increase merely reflecting a change in capitalization of the Company pursuant to Section 14) or a change in the designation of any corporations (other than a Subsidiary) whose employees become Employees under the Plan.

SECTION 16
PLAN TERMINATION

        The Plan and all rights of Employees under the Plan will terminate: (a) on the Purchase Date on which Participants become entitled to purchase a number of Shares greater than the number of reserved Shares remaining available for purchase as set forth in Section 13, or (b) at any date at the discretion of the Board. In the event that the Plan terminates under circumstances described in (a) above, reserved Shares remaining as of the termination date will be made available for purchase by Participants on the Purchase Date on a pro rata basis based on the amount credited to each Participant's Payroll Deduction Account. Upon termination of the Plan, each Participant will receive the balance in the Participant's Payroll Deduction Account.

SECTION 17
GOVERNMENT REGULATIONS

        The Plan, the grant and exercise of the rights to purchase Shares under the Plan, and the Company's obligation to sell and deliver Shares upon the exercise of rights to purchase Shares, will be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approvals by any regulatory or government agency as may, in the opinion of counsel for the Company, be required or desirable. The Committee may withhold from any payment due under the Plan or take any other action it deems appropriate to satisfy any federal, state or local tax withholding requirements.

SECTION 18
FOREIGN JURISDICTIONS

        The Committee may adopt rules or procedures to accommodate the requirements of local laws of foreign jurisdictions, including rules or procedures relating to the handling of payroll deductions, conversion of local currency, payroll taxes and withholding procedures. The Committee may also adopt rules and procedures applicable to specific Designated Subsidiaries or locations that are not intended to be within the scope of Code Section 423, which may differ from the other provisions of the Plan, subject to the provisions of Section 13.

SECTION 19
GOVERNING LAW

        The Plan will be governed by the laws of Maryland, without regard to that State's choice of law rules.

*** *** *** *** *** *** *** *** *** ***

        The foregoing is hereby acknowledged as being the CyrusOne Inc. 2014 Employee Stock Purchase Plan as adopted by the Board on February 4, 2014 [and approved by the stockholders on May 1, 2014].

CYRUSONE INC.
By:
Its:

 Exhibit B

CYRUSONE
2012 LONG TERM INCENTIVE PLAN

1.    Introduction to Plan.

        1.1    Name and Sponsor of Plan.    The name of this Plan is the CyrusOne 2012 Long Term Incentive Plan, and its sponsor is CyrusOne Inc.

        1.2    Purposes of Plan.    The purposes of the Plan are (i) to further the long term growth of the Company by offering competitive incentive compensation related to long term performance goals to those Employees and directors of the Company who will be responsible for planning and directing such growth, (ii) to reinforce a commonality of interest between CyrusOne's shareholders and the Company's Employees, directors and consultants who participate in the Plan, and (iii) to aid the Company in attracting and retaining Employees, directors and consultants of outstanding abilities and specialized skills.

        1.3    Effective Date and Duration of Plan.

          (a)   The Plan is effective as of the Effective Date.

          (b)   The Plan shall remain in effect thereafter until the earliest of (i) the date on which the Plan is terminated in accordance with section 20 hereof, (ii) the date on which the maximum number of Common Shares which may be issued or paid under or with respect to all of the awards granted under the Plan during the Plan's entire existence (as determined under the other provisions of the Plan) have been issued or paid, or (iii) November 15, 2022. Upon the termination of the Plan, no awards may be granted under the Plan after the date of such termination but any award granted under the Plan on or prior to the date of such termination shall remain outstanding in accordance with the terms of the Plan and the terms of the award.

2.    General Definitions.    For all purposes of the Plan, the following terms shall have the meanings indicated below when used in the Plan, unless the context clearly indicates otherwise.

        2.1   "Applicable Exchange" means any national stock exchange or quotation system on which the Shares may be listed or quoted.

        2.2   "Board" means the Board of Directors of CyrusOne.

        2.3   "Cyrus One" means CyrusOne Inc. (and, except for purposes of determining whether a Change in Control has occurred, any legal successor to CyrusOne Inc. that results from a merger or similar transaction).

        2.4   "Change in Control" means the occurrence of any of the events described in subsection 17.4 hereof.

        2.5   "Code" means the Internal Revenue Code of 1986, as it exists as of the Effective Date and as it may thereafter be amended. A reference to a specific section of the Code shall be deemed to be a reference both (i) to the provisions of such section as it exists as of the Effective Date and as it is subsequently amended, renumbered, or superseded (by future legislation) and (ii) to the provisions of any government regulation that is issued under such section as of the Effective Date or as of a later date.

        2.6   "Committee" means the committee appointed to administer the Plan under the provisions of subsection 3.1 hereof.

        2.7   "Common Shares" means common shares, par value $0.01 per share, of CyrusOne.

        2.8   "Company" means, collectively, (i) CyrusOne, the Operating Partnership, CyrusOne GP and CyrusOne LLC, (ii) each other corporation that is part of a controlled group of corporations (within the meaning of Section 1563(a) of the Code, but determined without regard to Code Section 1563(a)(4) and (e)(3)(C)) that includes CyrusOne, the Operating Partnership, CyrusOne GP or CyrusOne LLC, (iii) each other organization (a partnership, sole proprietorship, etc.) that is under common control (within the meaning of Section 414 of the Code) with CyrusOne, the Operating Partnership, CyrusOne GP or CyrusOne LLC and (iv) any other affiliate of any of the foregoing.

        2.9   "Director" means a non-employee member of the Board.

        2.10 "Effective Date" means November 15, 2012, the date of adoption of the Plan by the Board of Directors of Cincinnati Bell Inc.

        2.11 "Employee" means any person who is employed and classified as an employee by the Company.

        2.12 "Exchange Act" means the Securities Exchange Act of 1934, as it exists as of the Effective Date and as it may thereafter be amended. A reference to a specific section of the Exchange Act shall be deemed to be a reference both (i) to the provisions of such section as it exists as of the Effective Date and as it is subsequently amended, renumbered, or superseded (by future legislation) and (ii) to the provisions of any government regulation or rule that is issued under such section as of the Effective Date or as of a later date.

        2.13 "ISO" means a stock option that qualifies as an incentive stock option within the meaning of Section 422 of the Code.

        2.14 "Nonshare-Based Award" means any award granted under the Plan that by its terms provides for compensation (upon, if applicable, its exercise or the meeting of certain performance goals or other criteria or conditions) based on a dollar amount, regardless of whether the award's compensation may be payable in cash, Common Shares or other property, or a combination thereof. The nonshare-based performance unit form of award provided under the Plan and any other Nonshare-Based Award (e.g., a cash incentive award), but no other form of award that is listed in section 5 hereof, constitute a Nonshare-Based Award.

        2.15 "Operating Partnership" means CyrusOne LP.

        2.16 "Participant" means any Employee, director or consultant (including any prospective Employee, director or consultant) of the Company who is granted an award under the Plan.

        2.17 "Plan" means this document, named the "CyrusOne 2012 Long Term Incentive Plan," as set forth herein and as it may be amended.

        2.18 "Regulation 1.83-3(i)" means Treasury Regulation Section 1.83-3(i) issued by the Department of the Treasury under Section 83 of the Code, as such regulation exists as of the Effective Date and as it is subsequently amended, renumbered, or superseded.

        2.19 "Regulation 1.409A-3" means Treasury Regulation Section 1.409A-3 issued by the Department of the Treasury under Section 409A of the Code, as such regulation exists as of the Effective Date and as it is subsequently amended, renumbered, or superseded. A reference to a specific paragraph of Regulation 1.409A-3 shall be deemed to be a reference to the provisions of such paragraph as it exists as of the Effective Date and as it is subsequently amended, renumbered, or superseded.

        2.20 "Rule 16b-3" means Rule 16b-3 issued by the Securities and Exchange Commission under Section 16 of the Exchange Act, as such rule exists as of the Effective Date and as it is subsequently amended, renumbered, or superseded.

        2.21 "Share-Based Award" means any award granted under the Plan that by its terms provides for issuance or payments (upon, if applicable, its exercise or the meeting of certain performance goals or other criteria or conditions) of fixed numbers of Common Shares or of amounts determined with reference to the fair market value (or the change in fair market value over a period of time) of fixed numbers of Common Shares. Each form of award that is listed in section 5 hereof, except for a nonshare-based performance unit form of award and other Nonshare-Based Awards, constitutes a Share-Based Award.

3.    Administration of Plan.

        3.1    Committee To Administer Plan.    The Plan shall be administered by the Committee. The Committee shall be the Compensation Committee of the Board, unless and until the Board appoints a different committee to administer the Plan. The Committee shall in any event consist of at least three members of the Board (i) who are neither officers nor employees of the Company, (ii) who are non-employee directors within the meaning of Rule 16b-3, and (iii) who are outside directors within the meaning of Section 162(m)(4)(C) of the Code.

        3.2    Committee's Authority.    Subject to the limitations and other provisions of the Plan, the Committee shall have the sole and complete authority:

          (a)   To select, from all of the Employees, directors and consultants of the Company those individuals who shall participate in the Plan;

          (b)   To make awards to Employees, directors and consultants of the Company at such times, in such forms, and in such amounts as it shall determine and to cancel, suspend, or amend any such awards;

          (c)   To impose such limitations, restrictions, and conditions upon awards as it shall deem appropriate;

          (d)   To interpret the Plan and to adopt, amend, and rescind administrative guidelines and other rules and regulations relating to the Plan;

          (e)   To appoint certain Employees to act on its behalf as its representatives (including for purposes of signing agreements which reflect awards granted under the Plan); and

          (f)    To make all other determinations and to take all other actions it deems necessary or advisable for the proper administration of the Plan.

Except to the extent otherwise required by applicable law, the Committee's determinations on any matter within its authority shall be conclusive and binding on the Company, all Participants, and all other parties.

        3.3    Flexibility in Granting Awards.    Notwithstanding any other provision of the Plan which may be read to the contrary, the Committee may set different terms and conditions applicable to each and any award granted under the Plan, even for awards of the same type and even when issued to the same Participant. In addition, and also notwithstanding any other provision of the Plan which may be read to the contrary, the Committee may grant to any Participant for any period any specific type of award available under the Plan without being required to grant to the Participant for such period any other type of award that may be available under the Plan.

        3.4    Delegation of Committee's Authority for Certain Awards.

          (a)   The Committee may delegate to one or more of CyrusOne's executive officers its right to make awards to Employees, directors and consultants of the Company who (i) are not otherwise considered by the Committee to be subject to the requirements of Section 16 of the Exchange Act and (ii) are not expected by the Committee to become covered employees within the meaning of Section 162(m)(3) of the Code.

          (b)   To the extent the Committee's right to make awards to any Employees, directors or consultants of the Company is delegated to any one of CyrusOne's executive officers under the provisions of paragraph (a) of this subsection 3.4, any reference to the Committee in the other provisions of the Plan that concern the making of awards to such individuals, the terms of such awards, and the verification that all conditions applicable to the payment under or the exercise of such awards have been met shall be read to refer to such executive officer as if such person was the Committee.

        3.5    Awards to Directors.    Notwithstanding anything to the contrary contained herein, the Board may, in its discretion, at any time and from time to time, grant awards to Directors or administer the Plan with respect to such awards. In any such case, the Board shall have all the authority and responsibility granted to the Committee herein.

4.    Class of Employees Eligible for Plan.    Awards may be granted under the Plan to Employees, directors or consultants (including any prospective director, employee or consultant) of the Company. As is indicated in section 3 hereof, the specific Employees, directors, and consultants to whom awards will be granted under the Plan, and who thereby will be Participants under the Plan, shall be chosen by the Committee in its sole discretion.

5.    Awards and Their Forms.

          (a)   Awards under the Plan may be granted at any time while the Plan is in effect by the Committee to any Employee, director or consultant of the Company.

          (b)   Any awards granted under the Plan may be made in any one or more of the following forms, each of which shall be deemed to a separate and distinct form of award for all purposes of the Plan: (i) stock options, (ii) stock appreciation rights, (iii) restricted stock, (iv) restricted stock units, (v) performance shares, (vi) share-based performance units, (vii) nonshare-based performance units, (viii) non-restricted stock and (ix) other nonshare-based awards. Nonshare-based performance units and other Nonshare-Based Awards constitute the only forms of awards under the Plan that are Nonshare-Based Awards, and each of the other award forms identified in the immediately preceding sentence constitutes a Share-Based Award form. The subsequent provisions of the Plan provide certain rules and conditions that apply to each of such award forms.

          (c)   Any Common Shares that are to be issued or paid under any award granted under the Plan may consist, in whole or in part, of Common Shares that are authorized but unissued or Common Shares that are treasury shares.

6.    Limits on Shares Subject To and Compensation Payable Under Plan Awards.

        6.1    Limits on Number of Common Shares Available for Issuance Under Plan.

          (a)   Subject to the following provisions of this subsection 6.1 and the provisions of subsections 6.3 and 18.1 hereof, the following limits set forth in subparagraphs (1) through (3) of this subsection 6.1 (which generally involve the maximum number of Common Shares that may be issued or paid under the Plan and its various types of awards during the Plan's entire existence) shall apply to the grant of awards under the Plan. No award may be granted under the Plan to the extent it would cause any of the following limits to be violated.

            (1)   The maximum number of Common Shares which may be issued or paid under or with respect to all of the awards (considered in the aggregate) granted under the Plan during the Plan's entire existence shall be equal to 4,000,000 Common Shares.

            (2)   The maximum number of Common Shares which may be issued or paid under or with respect to all stock options and stock appreciation rights (considered in the aggregate but separately from all other forms of awards listed in section 5 hereof) granted under the Plan during the Plan's entire existence shall be equal to 4,000,000 Common Shares.

            (3)   The maximum number of Common Shares which may be issued or paid under or with respect to all ISOs (considered in the aggregate but separately from all other types of stock options and other forms of awards listed in section 5 hereof) granted under the Plan during the Plan's entire existence shall be equal to 4,000,000 Common Shares.

          (b)   If any portion of a stock appreciation right is settled (paid) upon the exercise of such stock appreciation right portion by the issuance or payment of Common Shares, the total number of Common Shares on which such stock appreciation right portion was based shall be counted as Common Shares issued or paid under the Plan for purposes of any of the limits set forth in paragraph (a) of this subsection 6.1, regardless of the number of Common Shares actually issued or paid to settle such stock appreciation right portion upon its exercise.

          (c)   If any award or portion thereof granted under the Plan is forfeited, expires, or in any other manner terminates without the payment of Common Shares or any other amount or consideration, or is settled other than wholly by delivery of Common Shares (including cash settlement), the maximum number of Common Shares on which such award or portion of an award was based or which could have been paid under the award (i) shall again be available to be issued or paid under the Plan and to be the basis on which other awards may be granted under the Plan and (ii) thus shall not be counted as Common Shares that were issued or paid under the Plan in determining whether any of the limits set forth in paragraph (a) of this subsection 6.1 are met.

          (d)   Any Common Shares that would be issued or paid under an award granted under the Plan but are withheld in payment of any exercise price, purchase price, or tax withholding requirements (in accordance with the provisions of section 19 hereof) (i) shall not again be deemed to be available to be issued or paid under the Plan or to be the basis on which other awards may be granted under the Plan and (ii) thus shall be counted as Common Shares that were issued or paid under the Plan in determining whether any of the limits set forth in paragraph (a) of this subsection 6.1 are met.

        6.2    Annual Common Share and Other Compensation Limits Under Awards Granted Any Participant.

          (a)   Subject to the following provisions of this subsection 6.2 and the provisions of subsections 6.3 and 18.1 hereof, the following limits (which generally involve the maximum number of Common Shares and other compensation on which awards granted to any Participant during a calendar year may be based) (x) set forth in subparagraph (1) of this subsection 6.2 shall apply to the grant of awards under the Plan that are intended to qualify as "qualified performance-based compensation" under Section 162(m) of the Code and (y) set forth in subparagraph (2) of this subsection 6.2 shall apply to the grant of awards under the Plan to any Directors of the Company.

            (1)   (A) The maximum number of Common Shares on which all Share-Based Awards (considered in the aggregate) granted under the Plan to any Participant during each and any calendar year may be based, and the maximum number of Common Shares on which all Share-Based Awards of a specific form listed in section 5 hereof (considered separately from all other forms of Stock-Based Awards listed in section 5 hereof) granted under the Plan to any Participant during each and any calendar year may be based, shall be 500,000 Common Shares.

              (B)  The maximum dollar value of all Nonshare-Based Awards granted under the Plan to any Participant during each and any calendar year shall be $5,000,000.

            (2)   (A) The maximum number of Common Shares on which all Share-Based Awards (considered in the aggregate) granted under the Plan to any Participant who is a Director during each and any calendar year may be based, and the maximum number of Common Shares on which all Share-Based Awards of a specific form listed in section 5 hereof (considered separately from all other forms of Stock-Based Awards listed in section 5 hereof) granted under the Plan to any Participant who is a Director during each and any calendar year may be based, shall be 100,000 Common Shares, provided that, notwithstanding the foregoing, any awards approved by the Committee or the board of directors of Cincinnati Bell Inc. and granted to a Director at the time of CyrusOne's initial public offering shall not count against the limit included in this paragraph (a)(2)(A).

              (B)  The maximum dollar value of all Nonshare-Based Awards granted under the Plan to any Participant who is a Director during each and any calendar year shall be $200,000, provided that, notwithstanding the foregoing, any awards approved by the Committee or the board of directors of Cincinnati Bell Inc. and granted to a Director at the time of the CyrusOne's initial public offering shall not count against the limit included in this paragraph (a)(2)(B).

          (b)   For purposes of applying the Share-Based Award limits set forth in paragraphs (a)(1)(A) and (a)(2)(A) of this subsection 6.2 and for all other purposes of the Plan, the maximum number of Common Shares on which any Share-Based Award granted to a Participant under the Plan or any portion thereof shall be deemed to be based shall be the maximum number of Common Shares that ultimately could, in the event any and all performance goals and other criteria or conditions applicable to the award are met, either be issued or paid under the award or have their fair market value (or the change in their fair market value over a period of time) used to determine the amounts payable under the award, regardless of (i) whether or not the actual payment under such award ends up being based on a lesser number of Common Shares or equal to a percentage above or below 100% of the fair market value (or the change in the fair market value over a period of time) of such maximum number of Common Shares, (ii) whether or not any payment made under such award or portion thereof is made in cash or property other than Common Shares, or (iii) whether or not the award or portion thereof is forfeited, expires, or in any other manner terminates without the payment of Common Shares or other compensation.

          (c)   For purposes of applying the Nonshare-Based Award limits set forth in paragraphs (a)(1)(B) and (a)(2)(B) of this subsection 6.2 and for all other purposes of the Plan, the maximum dollar value of any Nonshare-Based Award granted to a Participant under the Plan or any portion thereof shall be deemed to be the maximum dollar amount of cash (and/or fair market value, determined at the time of payment, of Common Shares or other property) that ultimately could, in the event any and all performance goals and other criteria or conditions applicable to the award are met, be paid to the Participant under the award, regardless of (i) whether or not the actual payment under such award ends up being a lesser dollar amount of cash (and/or fair market value, determined at the time of payment, of Common Shares or other property) or (ii) whether or not the award or portion thereof is forfeited, expires, or in any other manner terminates without the payment of any compensation.

        6.3    Effect of Assumption of Awards in Acquisition.    If any entity is acquired by the Company and the Company assumes certain stock-based awards previously granted by such acquired entity or issues new awards in substitution for such previously granted awards of the acquired entity, then, except to the extent expressly provided by action of the Board, the awards so assumed or issued by the Company shall not be deemed to be granted under the Plan and any Common Shares that are the basis of such assumed or substituted awards shall not affect the number of Common Shares that can be issued or paid under the Plan or the number of Common Shares on which Share-Based Awards granted under the Plan can be based.

7.    Stock Option Awards.    Any awards granted under the Plan in the form of stock options shall be subject to the following terms and conditions of this section 7.

        7.1    Nature of Stock Option.    A stock option means an option to purchase any number of Common Shares, up to a fixed maximum number of Common Shares, in the future at a fixed price (for purposes of this section 7, the "Exercise Price") that applies to the Common Shares to which the purchase relates. Stock options granted under the Plan to any Participant may be ISOs, stock options that are not ISOs, or both ISOs and stock options that are not ISOs.

        7.2    Terms and Conditions of Stock Option To Be Determined by Committee.    Subject to the other provisions of this section 7 and the other sections of the Plan, the terms and conditions of any stock option granted under the Plan shall be determined by the Committee. The grant of a stock option shall be evidenced by a written agreement signed by the Committee or a representative thereof, which agreement shall contain the terms and conditions of the stock option (as set by the Committee). Any such written agreement shall indicate whether or not the applicable stock option is intended to be an ISO (or, if it does not so indicate, the stock option reflected by such written agreement shall be deemed to be a stock option that is not an ISO).

        7.3    Exercise Price of Stock Option.    Unless otherwise prescribed by the Committee to be higher, the Exercise Price with respect to any number of Common Shares that are subject to a stock option granted under the Plan shall be 100% (and may not in any event be less than 100%) of the fair market value of such number of Common Shares (disregarding lapse restrictions as defined in Regulation 1.83-3(i)) on the date the stock option is granted.

        7.4    Expiration of Option.    A stock option granted under the Plan shall not in any event be exercisable after the expiration of ten years after the date on which it is granted (or after any earlier expiration date that is otherwise prescribed for the stock option by the Committee).

        7.5    Procedures for Exercise of Option.

          (a)   With respect to each exercise of a stock option granted under the Plan, written notice of the exercise must be given and the purchase price for the Common Shares being purchased upon the exercise and any taxes required to be withheld upon the exercise must be paid in full at the time of the exercise. The procedures for meeting such requirements shall be established under the provisions of section 19 hereof.

          (b)   As soon as administratively practical after the receipt of the written notice and full payment applicable to the exercise of any stock option granted under the Plan in accordance with the procedures established under the provisions of section 19 hereof, CyrusOne shall deliver to the applicable Participant (or such other person who is exercising the stock option) a certificate or book-entry credit representing each acquired Common Share.

        7.6    Special Limit on Value of ISOs.    If the aggregate fair market value of all Common Shares with respect to which stock options that are intended to be ISOs and that are exercisable for the first time by any Participant during any calendar year (under the Plan and all other plans of the Company) exceeds $100,000 (or, if such limit amount is amended under Section 422 of the Code, such amended limit amount), such stock options (to the extent of such excess) shall be treated as if they were not ISOs. The rule set forth in the immediately preceding sentence shall be applied by taking stock options into account in the order in which they were granted. Also, for purposes of the rules of this subsection 7.6, the fair market value of any Common Shares which are subject to a stock option shall be determined as of the date the option is granted.

        7.7    Ineligibility of Certain Employees for ISOs.    Notwithstanding any other provision of the Plan to the contrary, no person shall be eligible for or granted a stock option under the Plan that is intended to be an ISO if, at the time the stock option is otherwise to be granted, the person owns more than

10% of the total combined voting power of all classes of stock of the Company. For purposes hereof, a person shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers or sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants, and stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries.

8.    Stock Appreciation Right Awards.    Any awards granted under the Plan in the form of stock appreciation rights (for purposes of this section 8, "SARs") shall be subject to the following terms and conditions of this section 8.

        8.1    Nature of SAR.    A SAR means the right, upon any exercise of the SAR, to receive payment of a sum not to exceed the amount, if any, by which the fair market value (determined as of the date on which the SAR is exercised and disregarding lapse restrictions as defined in Regulation 1.83-3(i)) of a number of Common Shares, up to a fixed maximum number of Common Shares, exceeds a fixed price (for purposes of this section 8, the "Exercise Price") of the Common Shares to which the exercise relates. A SAR may be granted free-standing, in relation to a new stock option being granted at the same time as the SAR is granted, or in relation to a stock option both which is not an ISO and which has been granted prior to the grant of the SAR.

        8.2    Terms and Conditions of SAR To Be Determined by Committee.    Subject to the other provisions of this section 8 and the other sections of the Plan, all of the terms and conditions of a SAR shall be determined by the Committee. A SAR granted under the Plan shall be evidenced by a written agreement signed by the Committee or a representative thereof, which agreement shall contain the terms and conditions of the SAR (as set by the Committee).

        8.3    Exercise Price of SAR.    Unless otherwise prescribed by the Committee to be higher, the Exercise Price with respect to any number of Common Shares that are subject to a SAR granted under the Plan shall be 100% (and may not in any event be less than 100%) of the fair market value of such number of Common Shares (disregarding lapse restrictions as defined in Regulation 1.83-3(i)) on the date the SAR is granted.

        8.4    Expiration of SAR.    A SAR granted under the Plan shall not in any event be exercisable after the expiration of ten years after the date on which it is granted (or after any earlier expiration date that is otherwise prescribed for the SAR by the Committee).

        8.5    Coordination of SAR and Option.    Unless otherwise determined by the Committee, any stock option as to which a SAR is related shall no longer be exercisable to the extent the SAR has been exercised and the exercise of a stock option shall cancel any related SAR to the extent of such exercise.

        8.6    Procedures for Exercise of SAR.

          (a)   With respect to each exercise of a SAR granted under the Plan, written notice of the exercise must be given and any taxes required to be withheld upon the exercise must be paid in full at the time of the exercise. The procedures for meeting such requirements shall be established under the provisions of section 19 hereof.

          (b)   As soon as administratively practical after the receipt of the written notice and full payment of taxes applicable to the exercise of any SAR granted under the Plan in accordance with the procedures established under the provisions of section 19 hereof, CyrusOne shall pay the amount to which the applicable Participant (or such other person who is exercising the SAR) is entitled upon the exercise of the SAR in cash, Common Shares or other property, or a combination thereof, as the Committee shall determine and provide in the terms of the award. To the extent that payment is made in Common Shares or other property, the Common Shares or other property shall be valued at its fair market value on the date of exercise of the SAR.

9.    Restricted Stock Awards.    Any awards granted under the Plan in the form of restricted stock shall be subject to the following terms and conditions of this section 9.

        9.1    Nature of Restricted Stock.

          (a)   Restricted stock shall constitute Common Shares that may not be disposed of by the Participant to whom the restricted stock is granted until certain restrictions established by the Committee lapse. Such restrictions may include but not necessarily be limited to restrictions related to service requirements and to the meeting of certain performance goals in all or just certain cases (such as in all cases other than when there occurs a Change in Control or the Participant's termination of employment or service with the Company because of his or her death or disability), as determined by the Committee in its sole discretion. Any restrictions that are imposed under a restricted stock award shall also similarly restrict the ability of the applicable Participant to dispose of other rights issued with respect to such restricted stock.

          (b)   Any restricted stock award granted under the Plan may provide that the satisfaction of certain but not all (or a certain level but not the highest level) of any of the service restrictions, performance goal restrictions, and/or other restrictions applicable to such restricted stock will permit the lapse of the applicable restrictions that restrict the right to dispose of such restricted stock as to a percentage (that is reasonably related to the percentage of all or the highest level of the applicable restrictions imposed under the entire restricted stock award that have been satisfied), but not the maximum number, of the Common Shares reflected by such restricted stock.

        9.2    Terms and Conditions of Restricted Stock To Be Determined by Committee.    Subject to the other provisions of this section 9 and the other sections of the Plan, all of the restrictions and other terms and conditions that apply to any restricted stock awarded under the Plan shall be determined by the Committee. The grant of any restricted stock under the Plan shall be evidenced by a written agreement signed by the Committee or a representative thereof, which agreement shall contain the restrictions and other terms and conditions of the restricted stock (as set by the Committee) and shall be referenced on the certificates representing the Common Shares that constitute such restricted stock.

        9.3    Procedures for Payment of Taxes Upon Vesting of Restricted Stock.    Any taxes required to be withheld upon the lapse of any restrictions applicable to any restricted stock granted under the Plan (and, if applicable, any minimum purchase price for the restricted stock that may be required by applicable law) must be paid in full at the time such restrictions lapse. The procedures for meeting such requirements shall be established under the provisions of section 19 hereof.

        9.4    Right of Participant Under Restricted Stock.    Any Participant who has been granted restricted stock under the Plan shall have, during the period in which restrictions on his or her ability to dispose of such stock apply, all of the rights of a shareholder of CyrusOne with respect to the Common Shares awarded as restricted stock (other than the right to dispose of such shares), including the right to vote the shares and the right to receive any cash or stock dividends, unless the Committee shall otherwise provide in the terms of the applicable restricted stock award and except as may otherwise be provided in subsection 9.5 hereof.

        9.5    Restrictions for Additional Common Shares Issued under Stock Split or Dividend.    Any Common Shares issued with respect to restricted stock as a result of a stock split, stock dividend, or similar transaction shall be restricted to the same extent as the applicable restricted stock, unless otherwise provided by the Committee in the terms of the applicable restricted stock award.

        9.6    Forfeiture of Restricted Stock.    If any restrictions or conditions on a Participant's ability to dispose of any restricted stock granted to him or her are not satisfied in accordance with the terms of such restricted stock, such restricted stock shall be forfeited (subject to such exceptions, if any, as are authorized by the Committee). For instance, if a Participant to whom restricted stock has been granted under the Plan terminates his or her employment or service with the Company during the period in which restrictions on his or her ability to dispose of such stock apply (and prior to the satisfaction of the requirements applicable to such restrictions), such restricted stock shall be forfeited (subject to such exceptions, if any, as are authorized by the Committee as to a termination of employment or service that reflects a retirement, disability, death, or other special circumstances).

10.    Restricted Stock Unit Awards.    Any awards granted under the Plan in the form of restricted stock units (for purposes of this section 10, "RSUs") shall be subject to the following terms and conditions of this section 10.

        10.1    Nature of RSUs.    RSUs are granted with respect to a specified number of Common Shares (or a number of Common Shares determined pursuant to a specified formula) or shall have a value equal to the fair market value of a specified number of Common Shares (or a number of Common Shares determined pursuant to a specified formula). Each RSU represents an unfunded and unsecured promise to deliver Common Shares, cash, other securities, other awards or other property upon the lapse of the restrictions applicable thereto. Such restrictions may include but not necessarily be limited to service requirements and the meeting of certain performance goals in all or just certain cases (such as in all cases other than when there occurs a Change in Control or the Participant's termination of employment or service with the Company because of his or her death or disability), as determined by the Committee in its sole discretion.

        10.2    Terms and Conditions of RSUs To Be Determined by Committee.    Subject to the other provisions of this section 10 and the other sections of the Plan, all of the restrictions and other terms and conditions that apply to any RSU awarded under the Plan shall be determined by the Committee. The grant of any RSU under the Plan shall be evidenced by a written agreement signed by the Committee or a representative thereof, which agreement shall contain the restrictions and other terms and conditions of the RSU (as set by the Committee).

11.    Performance Share and Unit Awards.    Any awards granted under the Plan in the form of performance shares, share-based performance units, and/or nonshare-based performance units (collectively and for purposes of this section 11, "Performance Awards") shall be subject to the following terms and conditions of this section 11.

        11.1    Nature of Performance Award.

          (a)   Any performance share (which, for the avoidance of doubt, includes but is not limited to restricted stock units the vesting of which is subject to meeting certain performance goals) that is granted to a Participant constitutes a right that the Participant will receive a number of Common Shares, up to a fixed maximum number of Common Shares, if and when certain conditions are met. Such conditions may include but not necessarily be limited to: (i) conditions that require that the Participant must either be an employee of, or providing services to, the Company for a specified continuous period of time or terminate employment or service with the Company in special circumstances (including, without limitation, the Participant's retirement, disability, or death); and (ii) conditions related to the meeting of certain performance goals, except that the Committee may provide in the terms of the applicable performance share award that the performance goal conditions otherwise imposed under the award are waived in whole or in part in special circumstances (including, without limitation, when there occurs a Change in Control or the Participant's termination of employment or service with the Company because of his or her death or disability).

          (b)   Any share-based performance unit share (which, for the avoidance of doubt, includes but is not limited to restricted stock units the vesting of which is subject to meeting certain performance goals) that is granted to a Participant constitutes a right that the Participant will receive an amount that is equal to a percent of the fair market value of a number of Common Shares, up to a fixed maximum number of Common Shares, on the date such amount becomes payable under the terms of the unit (or is equal to a percent of the increase in the fair market value of a number of Common Shares, up to a fixed maximum number of Common Shares, from the date of the grant of the unit to the date such amount becomes payable under the terms of the unit) if and when certain conditions are met. Such conditions may include but not necessarily be limited to: (i) conditions that require that the Participant must either be an employee of, or providing services to, the Company for a specified continuous period of time or terminate employment or service with the Company in special circumstances (including, without limitation, the Participant's retirement, disability, or death); and (ii) conditions related to the meeting of certain performance goals, except that the Committee may provide in the terms of the applicable share-based performance unit award that the performance goal conditions otherwise imposed under the award are waived in whole or in part in special circumstances (including, without limitation, when there occurs a Change in Control or the Participant's termination of employment or service with the Company because of his or her death or disability).

          (c)   Any nonshare-based performance unit that is granted to a Participant constitutes a right that the Participant will receive an amount that is equal to a dollar value, not more than a maximum dollar value, if and when certain conditions are met. Such conditions may include but not necessarily be limited to: (i) conditions that require that the Participant must either be an employee of, or providing services to, the Company for a specified continuous period of time or terminate employment or service with the Company in special circumstances (including, without limitation, the Participant's retirement, disability, or death); and (ii) conditions related to the meeting of certain performance goals, except that the Committee may provide in the terms of the applicable nonshare-based performance unit award that the performance goal conditions otherwise imposed under the award are waived in whole or in part in special circumstances (including, without limitation, when there occurs a Change in Control or the Participant's termination of employment or service with the Company because of his or her death or disability).

          (d)   Any performance share, share-based performance unit, and/or nonshare-based performance unit award may provide that the satisfaction of certain but not all (or a certain level but not the highest level) of any of the service conditions, performance goal conditions, and/or other conditions applicable to such award will permit the Participant to receive a percentage (that is reasonably related to the percentage of all or the highest level of the applicable conditions imposed under the entire award that have been satisfied), but not the maximum amount, of the Common Shares or the dollar-denominated amounts that would be payable under such award if all (or the highest level) of the conditions applicable to such award had been met.

        11.2    Terms and Conditions of Performance Award To Be Determined by Committee.    Subject to the other provisions of this section 11 and the other sections of the Plan, all of the restrictions and other terms and conditions that apply to any Performance Award issued under the Plan shall be determined by the Committee. The grant of any Performance Award under the Plan shall be evidenced by a written agreement signed by the Committee or a representative thereof, which agreement shall contain the restrictions and other terms and conditions of the Performance Award (as set by the Committee).

        11.3    Procedures for Payment of Performance Award and of Applicable Taxes.

          (a)   Any taxes required to be withheld upon a Participant becoming entitled to the payment of any Performance Award granted under the Plan (by reason of any of the award's performance goals and/or other conditions being met) must be paid in full at the time such performance goals and/or other conditions are met. The procedures for meeting such requirements shall be established under the provisions of section 19 hereof.

          (b)   As soon as administratively practical after the full payment of taxes applicable to the Performance Award granted under the Plan in accordance with the procedures established under the provisions of section 19 hereof, CyrusOne shall pay the amount to which the applicable Participant (or such other person who is entitled to the benefits of the award) is entitled upon the meeting of such performance goals and/or other conditions and as the Committee shall provide in the terms of the award: (i) in a lump sum or in installments; (ii) to the extent a share-based performance unit or a nonshare-based performance unit is involved, in cash, Common Shares or other property, or a combination thereof; and (iii) to the extent a performance share is involved, in

  Common Shares. To the extent that payment is made in Common Shares or other property, the Common Shares or other property shall be valued at its fair market value on the date as of which the payment is made.

12.    Non-Restricted Stock Awards.    Any awards granted under the Plan in the form of non-restricted stock shall be subject to the following terms and conditions of this section 12.

        12.1    Nature of Non-Restricted Stock and Condition of Grant.    Non-restricted stock shall constitute Common Shares that may, upon grant, be immediately disposed of by the Participant to whom the non-restricted stock is granted (without any special restrictions and conditions).

        12.2    Terms and Conditions of Non-Restricted Stock To Be Determined by Committee.    Subject to the other provisions of this section 12 and the other sections of the Plan, all of the terms and conditions that apply to any non-restricted stock awarded under the Plan shall be determined by the Committee. The grant of any non-restricted stock under the Plan shall be evidenced by a written agreement signed by the Committee or a representative thereof, which agreement shall contain the terms and conditions of the non-restricted stock award (as set by the Committee).

        12.3    Procedures for Payment of Taxes Upon Grant of Non-Restricted Stock.    Any taxes required to be withheld upon the grant of any non-restricted stock award under the Plan (and, if applicable, any minimum purchase price for the stock that may be required by applicable law) must be paid in full at the time of such grant. The procedures for meeting such requirements shall be established under the provisions of section 19 hereof.

13.    Other Awards.    Subject to the provisions of the Plan, the Committee shall have the authority to grant other equity based or equity-related awards and Nonshare-Based Awards (whether, in each case, payable in cash, equity or otherwise) in such amounts and subject to such terms and conditions as the Committee shall determine, provided that any such awards must comply, to the extent deemed desirable by the Committee, with Rule 16b-3 and applicable law.

14.    Fair Market Value of Common Shares.    For purposes of the Plan, the fair market value of a Common Share on any date (for purposes of this section 14, the "subject date") shall be deemed to be the closing price of a Common Share on the Applicable Exchange on the subject date (or, if no trading in any stocks occurred at all on such exchange on the subject date, on the next subsequent date on which trading of stocks occurred on such exchange). Notwithstanding the foregoing, if Common Shares are not listed or traded at all on the Applicable Exchange on the date as of which a Common Share's fair market value for the subject date is to be determined under the terms of the immediately preceding sentence, then the fair market value of a Common Share on the subject date shall be determined by the Committee in good faith pursuant to methods and procedures established by the Committee.

15.    Performance Goals.

        15.1    Criteria for Performance Goals.    To the extent the meeting of performance goals set by the Committee may be a condition to the exercise of or payment under any award granted under the Plan, the performance goals applicable to such award shall be determined by the Committee in its discretion, provided that if such award is intended to qualify as "qualified performance-based compensation" under Section 162(m) of the Code, the Committee shall base such performance goals on, and only on, one or more of the following criteria applicable to the Company:

          (a)   free cash flow (defined as cash generated by operating activities, minus capital expenditures and other investing activities, dividend payments and proceeds from the issuance of equity securities, and proceeds from the sale of assets);

          (b)   operating cash flow;

          (c)   cash available for distribution;

          (d)   earnings before interest, taxes, depreciation, and amortization;

          (e)   earnings per share;

          (f)    funds from operations;

          (g)   adjusted funds from operations;

          (h)   operating efficiency;

          (i)    operating income;

          (j)    total shareholder returns;

          (k)   profit targets;

          (l)    revenue targets;

          (m)  profitability targets as measured by return ratios;

          (n)   working capital;

          (o)   market share (in the aggregate or by segment);

          (p)   portfolio and regional occupancy rates;

          (q)   net income;

          (r)   return on investment or capital;

          (s)   return on assets;

          (t)    return on equity;

          (u)   return on sales;

          (v)   return on development;

          (w)  level or amount of acquisitions.

        15.2    Method By Which Performance Criteria Can Be Measured.

          (a)   Any performance criteria identified in subsection 15.1 hereof that is used to determine the performance goals applicable to an award granted under the Plan shall be measured or determined on the basis of a period of such duration (for purposes of this section 15, a "performance period"), which period may be of any length, but not less than one year or in excess of ten years, as is set by the Committee either prior to the start of such period or within its first 90 days (provided that the performance criteria is not in any event set after 25% or more of the applicable performance period has elapsed) and shall be criteria that will be able to be objectively determined by the Committee.

          (b)   Further, the Committee may provide in the terms of an award granted under the Plan that any factor used to help determine any performance criteria identified in subsection 15.1 hereof shall be taken into account only to the extent it exceeds or, conversely, is less than a certain amount. The Committee may also provide in the terms of an award granted under the Plan that, in determining whether any performance criteria identified in subsection 15.1 hereof has been attained, certain special or technical factors shall be ignored or, conversely, taken into account, in whole or in part, including but not limited to any one or more of the following factors:

            (1)   a gain, loss, income, or expense resulting from changes in generally accepted accounting principles that become effective during the applicable performance period or any previous period;

            (2)   a gain, loss, income, or expense that is extraordinary in nature;

            (3)   an impact of other specified nonrecurring events;

            (4)   a gain or loss resulting from, and the direct expense incurred in connection with, the disposition of a business, in whole or in part, the sale of investments or non-core assets, or discontinued operations, categories, or segments of businesses;

            (5)   a gain or loss from claims and/or litigation and insurance recoveries relating to claims or litigation;

            (6)   an impact of impairment of tangible or intangible assets;

            (7)   an impact of restructuring activities, including, without limitation, reductions in force;

            (8)   an impact of investments or acquisitions made during the applicable performance period or any prior period;

            (9)   a loss from political and legal changes that impact operations, as a consequence of war, insurrection, riot, terrorism, confiscation, expropriation, nationalization, deprivation, seizure, business interruption, or regulatory requirements;

            (10) retained and uninsured losses from natural catastrophes;

            (11) currency fluctuations;

            (12) an expense relating to the issuance of stock options and/or other stock-based compensation;

            (13) an expense relating to the early retirement of debt; and/or

            (14) an impact of the conversion of convertible debt securities.

  Each of the adjustments described in this paragraph (b) shall be determined in accordance with generally accepted accounting principles and standards, unless another objective method of measurement is designated by the Committee.

          (c)   In addition, any performance criteria identified in subsection 15.1 hereof, and any adjustment in the factors identified in paragraph (b) of this subsection 15.2 that are used to determine any such performance criteria, (i) may be measured or determined for CyrusOne, for any organization other than CyrusOne that is part of the Company, for the entire Company in the aggregate, or for any group of corporations or organizations that are included in the Company and (ii) may be measured and determined in an absolute sense and/or in comparison to the analogous performance criteria of other publicly traded companies (that are selected for such comparison purposes by the Committee).

        15.3    Verification That Performance Goals and Other Conditions Are Met.    To the extent any payment under, or any exercise of, an award granted under the Plan requires the meeting of any performance goals and/or any other conditions that have been set by the Committee, the Committee shall verify that such performance goals and/or such other conditions have been met before such payment or exercise is permitted.

        15.4    Discretion.    Except as otherwise permitted by Section 162(m) of the Code, in no event shall any discretionary authority granted to the Committee by the Plan be used to, with respect to any Performance Award that is intended to qualify as "qualified performance-based compensation" under Section 162(m) of the Code, (1) grant or provide payment in respect of a Performance Award for a performance period if the performance criteria identified in subsection 15.1 hereof that is used to determine the performance goals for such performance period have not been attained and (2) increase a Performance Award for any Participant at any time after the first 90 days of the performance period (or, if shorter, the maximum period allowed under Section 162(m) of the Code) or (3) increase the amount of a Performance Award above the maximum amount payable under subsection 6.2(a) hereof.

16.    Nonassignability of Awards.    Except as may be required by applicable law, no award granted under the Plan to a Participant may be assigned, transferred, pledged, or otherwise encumbered by the Participant otherwise than by will, by designation of a beneficiary to take effect after the Participant's death, or by the laws of descent and distribution. Each award shall be exercisable during the Participant's lifetime only by the Participant (or, if permissible under applicable law, by the Participant's guardian or legal representative).

17.    Provisions Upon Change in Control.

        17.1    Effect of Change in Control on Awards.    In the event a Change in Control occurs on or after the Effective Date, then, unless otherwise prescribed by the Committee in the terms of an applicable award, and unless provision is made in connection with the Change in Control for (a) assumption of awards previously granted under the Plan or (b) substitution of such awards for new awards covering stock of a successor corporation or its "parent corporation" (as defined in Section 424(e) of the Code) or "subsidiary corporation" (as defined in Section 424(f) of the Code) with appropriate adjustments as to the number and kinds of shares and the exercise prices, if applicable, (i) all outstanding stock options and stock appreciation rights granted under the Plan to a Participant shall immediately become exercisable in full upon the date of the Change in Control, (ii) the restrictions still then in force and applicable to any Common Shares awarded as restricted stock under the Plan to a Participant or to any other Nonshare-Based Award shall immediately lapse upon the date of the Change in Control, (iii) all outstanding restricted stock units shall be deemed to have vested upon the date of the Change in Control, and the Common Shares (or cash, as applicable) subject thereto shall be delivered no later than 10 days following the Change in Control and (iv) any performance share, share-based performance unit, and nonshare-based performance unit granted under the Plan to a Participant shall become payable, at the maximum payment amount that was attainable under such award if all performance goals and other criteria or conditions applicable to the award were satisfied, on the date of the Change in Control and as if the date of the Change in Control were the last day of the applicable performance period.

        17.2    Cashout of Stock Options and Stock Appreciation Rights.    In addition, unless the Committee shall otherwise prescribe in the terms of a stock option or stock appreciation right that was awarded under the Plan, in the event of a Change in Control the Committee shall have discretion to cause a cash payment to be made to the person who then holds such stock option or stock appreciation right, in lieu of the right to exercise such stock option or stock appreciation right or any portion thereof, provided (i) that such stock option or stock appreciation right is still outstanding as of the Change in Control and (ii) that the aggregate fair market value (on the date of the Change in Control) of the Common Shares that are subject to such stock option or stock appreciation right exceeds the aggregate exercise price of such Common Shares under such stock option or stock appreciation right. In the event the Committee exercises its discretion to cause such cash payment to be made, the amount of such cash payment shall be equal to the amount by which (i) the aggregate fair market value (on the date of the Change in Control) of the Common Shares that are subject to such stock option or stock appreciation right exceeds (ii) the aggregate exercise price of such Common Shares under such stock option or stock appreciation right.

        17.3    Cashout of Restricted Stock Units, Performance Shares, Share-Based Performance Units, Nonshare-Based Performance Units and other Nonshare-Based Awards.    Further, unless the Committee shall otherwise prescribe in the terms of an applicable restricted stock unit, performance share, share-based performance unit, nonshare-based performance unit or other Nonshare-Based Award that was awarded under the Plan and that would otherwise be payable in Common Shares, in the event of a Change in Control the Committee shall have discretion to cause the payment of such restricted stock unit, performance share, share-based performance unit, nonshare-based performance unit or other Nonshare-Based Award to be made in cash instead of Common Shares. In the event the Committee exercises its discretion to cause such cash payment to be made, the amount of such cash payment shall be equal to the aggregate fair market value, on the date of the Change in Control, of the Common Shares that would otherwise then be payable under such restricted stock unit, performance share, share-based performance unit, nonshare-based performance unit or other Nonshare-Based Award.

        17.4    Definition of Change in Control.    For purposes of the Plan, a "Change in Control" shall, with respect to any award granted under the Plan, have the meaning set forth in the terms of the award (provided, however, that, except in the case of a transaction similar to the transaction described in paragraph (d) of this subsection 17.4, any such specified Change in Control shall not occur until the consummation or effectiveness of the event or transaction that is identified in the award as a Change in Control, rather than upon the announcement, commencement, shareholder approval, or other potential occurrence of the event or transaction that, if completed, would result in the Change in Control); except that, if there is no definition of a Change in Control set forth in the terms of the award, then "Change in Control" shall mean the occurrence of any one of the events described in the following paragraphs of this subsection 17.4.

          (a)   A majority of the Board as of any date not being composed of Incumbent Directors. For purposes of this subsection 17.4, as of any date, the term "Incumbent Director" means any individual who is a director of CyrusOne as of such date and either: (i) who was a director of CyrusOne at the beginning of the 24-consecutive-month period ending on such date; or (ii) who became a CyrusOne director subsequent to the beginning of such 24-consecutive-month period and whose appointment, election, or nomination for election was approved by a vote of at least two-thirds of the CyrusOne directors who were, as of the date of such vote, Incumbent Directors (either by a specific vote or by approval of the proxy statement of CyrusOne in which such person is named as a nominee for director). It is provided, however, that no individual initially appointed, elected, or nominated as a director of CyrusOne as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board or Cincinnati Bell Inc. or any of its affiliates shall ever be deemed to be an Incumbent Director.

          (b)   Any "person," as such term is defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act, being or becoming "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of CyrusOne representing 20% or more of the combined voting power of CyrusOne's then outstanding securities eligible to vote for the election of the Board (for purposes of this subsection 17.4, the "CyrusOne Voting Securities"). It is provided, however, that the event described in this paragraph (b) shall not be deemed to be a Change in Control if such event results from any of the following: (i) the acquisition of any CyrusOne Voting Securities by the Company, (ii) the acquisition of any CyrusOne Voting Securities by any employee benefit plan (or related trust) sponsored or maintained by the Company, (iii) the acquisition of any CyrusOne Voting Securities by any underwriter temporarily holding securities pursuant to an offering of such securities, (iv) a Non-Qualifying Transaction (as defined in paragraph (c) of this subsection 17.4), (v) the acquisition of any CyrusOne Voting Securities by any entity owned, directly or indirectly, by the shareholders of CyrusOne in substantially the same proportions as their ownership of the CyrusOne Voting

  Securities or (vi) the acquisition of any CyrusOne Voting Securities by Cincinnati Bell Inc. or any of its affiliates.

          (c)   The consummation of a merger, consolidation, statutory share exchange, or similar form of corporate transaction involving the Company (for purposes of this paragraph (c), a "Reorganization") or sale or other disposition of all or substantially all of the assets of the Company to an entity that is not an affiliate of the Company (for purposes of this paragraph (c), a "Sale"), that in each case requires the approval of CyrusOne's shareholders under the law of CyrusOne's jurisdiction of organization, whether for such Reorganization or Sale (or the issuance of securities of CyrusOne in such Reorganization or Sale), unless immediately following such Reorganization or Sale:

            (1)   more than 60% of the total voting power (in respect of the election of directors, or similar officials in the case of an entity other than a corporation) of (i) the entity resulting from such Reorganization or the entity which has acquired all or substantially all of the assets of the Company (for purposes of this paragraph (c) and in either case, the "Surviving Entity"), or (ii) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of more than 50% of the total voting power (in respect of the election of directors, or similar officials in the case of an entity other than a corporation) of the Surviving Entity (for purposes of this paragraph (c), the "Parent Entity"), is represented by CyrusOne Voting Securities that were outstanding immediately prior to such Reorganization or Sale (or, if applicable, is represented by shares into which such CyrusOne Voting Securities were converted pursuant to such Reorganization or Sale), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such CyrusOne Voting Securities among the holders thereof immediately prior to the Reorganization or Sale;

            (2)   no person (other than (i) any employee benefit plan sponsored or maintained by the Surviving Entity or the Parent Entity or the related trust of any such plan or (ii) Cincinnati Bell Inc. or any of its affiliates) is or becomes the beneficial owner, directly or indirectly, of 20% or more of the total voting power (in respect of the election of directors, or similar officials in the case of an entity other than a corporation) of the outstanding voting securities of the Parent Entity (or, if there is no Parent Entity, the Surviving Entity); and

            (3)   at least a majority of the members of the board of directors (or similar officials in the case of an entity other than a corporation) of the Parent Entity (or, if there is no Parent Entity, the Surviving Entity) following the consummation of the Reorganization or Sale were, at the time of the approval by the Board of the execution of the initial agreement providing for such Reorganization or Sale, Incumbent Directors (any Reorganization or Sale which satisfies all of the criteria specified in subparagraphs (1), (2), and (3) of this paragraph (c) being deemed to be a "Non-Qualifying Transaction" for purposes of this subsection 17.4).

          (d)   The shareholders of CyrusOne approving a plan of complete liquidation or dissolution of CyrusOne unless such liquidation or dissolution is a Non-Qualifying Transaction.

        Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 20% of the CyrusOne Voting Securities as a result of the acquisition of CyrusOne Voting Securities by CyrusOne which reduces the number of CyrusOne Voting Securities outstanding; provided that, if after such acquisition by CyrusOne such person becomes the beneficial owner of additional CyrusOne Voting Securities that increases the percentage of outstanding CyrusOne Voting Securities beneficially owned by such person, a Change in Control shall then occur.

18.    Adjustments.

        18.1    Adjustments for Certain Dividends, Stock Splits, and Other Corporate Transactions.

          (a)   In the event of any change affecting the Common Shares by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, combination or exchange of shares, or other corporate change, or any distributions to common shareholders, including extraordinary cash dividends, then, subject to the provisions of paragraph (b) of this subsection 18.1, the Committee shall make such substitution or adjustment in the aggregate number or class of shares which may be distributed under the Plan and in the number, class, and exercise price or other price of shares on which the outstanding awards granted under the Plan are based as it determines to be necessary or appropriate in order to prevent the enlargement or dilution of rights under the Plan or under awards granted under the Plan.

          (b)   The Committee shall not take any action under the provisions of paragraph (a) of this subsection 18.1 with respect to any specific award granted under the Plan to the extent it determines that such action would otherwise cause such award to become subject to the requirements of Code Section 409A when such award would not be subject to such requirements in the absence of such adjustment.

        18.2    Adjustments To Correct Errors or Omissions.    The Committee shall be authorized to correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any award granted under the Plan in the manner and to the extent it shall determine is needed to reflect the intended provisions of the Plan or that award or to meet any law that is applicable to the Plan (or the provisions of any law which must be met in order for the normal tax consequences of the award to apply).

19.    Procedures For Satisfying Payment and Withholding Requirements.

        19.1    Committee May Develop Payment/Withholding Procedures.    The Committee may, in its discretion, establish procedures governing the exercise of, lapse of restrictions under, and/or payment of any award granted under the Plan and to compel under such procedures that, to the extent applicable under such award, any purchase price for Common Shares being obtained under such award and/or taxes required to be withheld by the terms of such award or under applicable law (with any such purchase price and/or tax withholding requirements being referred to in this section 19 as the "payment/withholding requirements") be paid in full. The Committee may provide for different rules as to the satisfying of the payment/withholding requirements with respect to each type of award granted under the Plan and even among awards of the same type that are granted under the Plan. The Committee's procedures applicable to the satisfaction of any payment/withholding requirements that apply to an award granted under the Plan may, in the discretion of the Committee, include commonly accepted electronic or telephonic notices given via the internet or an interactive voice response system to a third-party broker which is designated by the Committee to facilitate and/or administer the exercise or payment of any awards granted under the Plan.

        19.2    Default Payment/Withholding Procedures.    Unless the Committee otherwise prescribes in the written agreement by which an award is granted under the Plan, any Participant to whom an award under the Plan is granted (or, if applicable, such other person who is exercising or receiving a payment under the award) may, in his or her sole discretion, satisfy the payment/withholding requirements that apply to such award by using any one or more of the following methods or any combination of the following methods:

          (a)   by making a payment to the Company of an amount in cash (which, for purposes of the Plan, shall be deemed to include payment in U.S. currency or by certified check, bank draft, cashier's check, or money order) equal to the amount of such payment/withholding requirements;

          (b)   by making a payment to the Company in Common Shares which are previously owned by the Participant (or such other person) and have a fair market value on the date of payment equal to the amount of such payment/withholding requirements;

          (c)   by having CyrusOne retain Common Shares which are otherwise being purchased or paid under the award and have a fair market value on the date of payment equal to the amount of such payment/withholding requirements; and/or

          (d)   by having CyrusOne retain an amount of cash that is payable under the award and equal to the amount of such payment/withholding requirements.

        19.3    Limitation on Common Shares Used to Meet Payment/Withholding Requirements.    Notwithstanding any other provisions of subsections 19.1 and 19.2 hereof, Common Shares may not be used in payment by the Participant for satisfying any payment/withholding requirements that apply to an award granted under the Plan either (i) if the Common Shares being used in payment are being purchased upon exercise of the applicable award and the award is an ISO or (ii) if the Common Shares being used in payment both were previously acquired by the Participant through the exercise of a prior ISO and have been held by the Participant for less than two years from the date of grant of the prior ISO or less than one year from the date of the prior transfer of such Common Shares to him or her.

        19.4    Right of Company To Retain Amount To Meet Payment/Withholding Requirements If Requirements Are Not Otherwise Met.    If any Participant (or other person) who is responsible for satisfying any payment/withholding requirements that apply to an award granted under the Plan otherwise fails to satisfy such payment/withholding requirements under the procedures or other rules set forth in the foregoing provisions of this section 19, the Company shall have the right to retain from such award or the payment thereof (or from any other amount that is payable as compensation to the Participant or such other person), as appropriate, a sufficient number of Common Shares or cash otherwise applicable to the award (or otherwise applicable to such other compensation amount) in order to satisfy such payment/withholding requirements.

20.    Amendment or Termination of Plan and Amendment of Awards.

        20.1    Right of Board To Amend or Terminate Plan.    Subject to the provisions of subsection 1.3(b) hereof but notwithstanding any other provision hereof to the contrary, the Board may amend or terminate the Plan or any portion or provision thereof at any time, provided that no such action shall materially impair the rights of a Participant with respect to a previously granted Plan award without the Participant's consent. Notwithstanding the foregoing, the Board may not in any event, without the approval of CyrusOne's shareholders, adopt an amendment to the Plan which shall: (i) increase the total number of Common Shares which may be issued during the existence of the Plan; (ii) increase the total number of Common Shares which may be subject to or issued under ISOs granted during the existence of the Plan; (iii) change the class of persons eligible to become Participants under the Plan; or (iv) make any other change in the Plan that is required by applicable law, the rules of the Applicable Exchange or Section 162(m) of the Code if the plan is intended to be a stockholder-approved Plan for purposes of Section 162(m) of the Code, to be approved by CyrusOne's shareholders in order to be effective.

        20.2    Rules When Shareholder Approval for Amendment Is Required.    If approval of CyrusOne's shareholders is required to a Plan amendment pursuant to the provisions of subsection 20.1 hereof, then such approval must comply with all applicable provisions of CyrusOne's corporate charter, bylaws and regulations, and any applicable state law prescribing a method and degree of shareholder approval required for issuance of Common Shares. If the applicable state law fails to prescribe a method and degree in such cases, then such approval must be made by a method and degree that would be treated as adequate under applicable state law in the case of an action requiring shareholder approval of an amendment to the Plan.

        20.3    Right of Committee To Amend Awards.    The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate any award granted under the Plan, prospectively or retroactively; provided that, except as set forth in the Plan, unless otherwise provided by the Committee in the terms of such award, no such action shall materially impair the rights of any Participant with respect to a previously granted Plan award without the Participant's consent. Notwithstanding the foregoing, in no event may any award granted under the Plan (i) be amended to decrease the exercise price or other similar price applicable thereto, (ii) be cancelled at a time when its exercise price or other similar price exceeds the fair market value of the underlying Common Shares in exchange for another award under any other equity-compensation plan or any cash payment or (iii) be subject to any action that would be treated, for accounting purposes, as a "repricing" of such award, unless such amendment, cancellation or action is approved by the Company's shareholders (with such approval meeting the same conditions described in subsection 20.2 hereof as to the approval of a Plan amendment). For the avoidance of doubt, an adjustment to the exercise price or other similar price applicable to an award granted under the Plan that is made in accordance with section 17 hereof or paragraph (a) of subsection 18.1 hereof shall not be considered a reduction in exercise price or other similar price or "repricing" of such award.

21.    Miscellaneous.

        21.1    Section 83(b) Election.    A Participant may, with respect to any award granted to him or her under the Plan with respect to which an election could be made under Section 83(b) of the Code (generally to include in his or her gross income for Federal income tax purposes in the year the award is transferred to him or her the amounts specified in such Code section), make such election provided that (i) the terms and conditions of such award fail to prohibit the Participant making such election and (ii) the Participant provides written notice to the Committee of such election, and satisfies any tax withholding requirements that are then applicable to the award because of his or her election under Code Section 83(b), within ten days after he or she has filed a written notice of such election with the Internal Revenue Service (as well as meeting all other notice and additional requirements for such election that are required by Section 83(b) of the Code).

        21.2    Requirement of Notification Upon Disqualifying Disposition Under Section 421(b) of the Code.    If any Participant shall make any disposition of Common Shares delivered pursuant to the exercise of an ISO under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions) or any successor provision of the Code, such Participant shall notify the Company of such disposition within ten days of such disposition.

        21.3    Deferrals of Award Payments.    The Committee may, in its discretion and if performed in accordance with the terms and conditions of an award granted under the Plan or under any plan maintained by CyrusOne, permit Participants to elect to defer the payment otherwise required under all or part of any award granted under the Plan. Such deferral shall not be permitted by the Committee unless such deferral meets all of the conditions of Section 409A of the Code.

        21.4    No Right To Employment.    Nothing contained in the Plan or any award granted under the Plan shall confer on any Participant any right to be continued in the employment of, or service with, the Company or interfere in any way with the right of the Company to terminate the Participant's employment or service at any time and in the same manner as though the Plan and any awards granted under the Plan were not in effect.

        21.5    No Advance Funding of Plan Benefits.    All payments required to be made under awards granted under the Plan shall be made by the Company out of its general assets. In this regard, the Plan shall not be funded and the Company shall not be required to segregate any assets to reflect any awards granted under the Plan. Any liability of the Company to any person with respect to any award granted under the Plan shall be based solely upon the contractual obligations that apply to such award, and no such liability shall be deemed to be secured by any pledge of or other lien or encumbrance on any property of the Company.

        21.6    Plan Benefits Generally Not Part of Compensation for Other Company Benefit Plans.    Any payments or other benefits provided to a Participant with respect to an award granted under the Plan shall not be deemed a part of the Participant's compensation for purposes of any termination or severance pay plan, or any other pension, profit sharing, or other benefit plan, of the Company unless such plan expressly or clearly indicates that the payments or other benefits provided under an award granted under the Plan shall be considered part of the Participant's compensation for purposes of such plan or unless applicable law otherwise requires.

        21.7    No Issuance of Common Shares Unless Securities Laws Permit Issuance.    Notwithstanding any other provision of the Plan to the contrary, in no event shall CyrusOne be obligated to issue or deliver any Common Shares under the Plan in connection with an award granted under the Plan unless and until CyrusOne determines that such issuance or delivery will not constitute a violation of the provisions of any applicable law (or regulation issued under such law) or the rules of any securities exchange on which Common Shares are listed and will not be subject to restrictions not generally applicable to Common Shares. In addition, with respect to any Participant who is subject to the requirements of Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable requirements of Rule 16b-3. To the extent any provision of the Plan or an award granted under the Plan or action by the Committee fails to so comply, it shall be deemed to be null and void to the extent permitted by law or deemed advisable by the Committee.

        21.8    Awards To Employees of CyrusOne Affiliate May Be Made In Shares of Subsidiary.    Notwithstanding any other provision of the Plan, any award granted under the Plan to an Employee, director or consultant who is, at the time of the grant of the award, an employee, director or consultant of a corporation (other than CyrusOne) that is part of a controlled group of corporations (within the meaning of Section 1563(a) of the Code, but determined without regard to Sections 1563(a)(4) and (e)(3)(C) of the Code) that includes CyrusOne may be based on common shares of such other corporation. In such case, all of the provisions of the Plan, including the Common Share limits set forth in section 6 hereof, shall apply to such award in the same manner as if such other corporation's common shares were Common Shares.

        21.9    Recoupment of Awards.    Any written agreement containing the terms and conditions of awards made under the Plan may (i) provide for recoupment by the Company of all or any portion of an award if the Company's financial statements are required to be restated due to noncompliance with any financial reporting requirement under the Federal securities laws or (ii) include restrictive covenants, including non-competition, non-disparagement and confidentiality conditions or restrictions, that the Participant must comply with during employment or service by the Company or for a specified period thereafter as a condition to the Participant's receipt or retention of all or any portion of an award. This subsection 21.9 shall not be the Company's exclusive remedy with respect to such matters.

        21.10    No Limit on Other Compensation Arrangements.    Nothing contained in the Plan shall prevent the Company from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, shares, other types of equity-based awards (subject to stockholder approval if such approval is required) and cash incentive awards, and such arrangements may be either generally applicable or applicable only in specific cases.

        21.11    Section 409A.

          (a)   It is intended that the provisions of the Plan comply with Section 409A of the Code, and all provisions of the Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code.

          (b)   No Participant or the creditors or beneficiaries of a Participant shall have the right to subject any deferred compensation (within the meaning of Section 409A of the Code) payable under the Plan to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to any Participant or for the benefit of any Participant under the Plan may not be reduced by, or offset against, any amount owing by any such Participant to the Company or any of its affiliates.

          (c)   If, at the time of a Participant's separation from service (within the meaning of Section 409A of the Code), (A) such Participant shall be a specified employee (within the meaning of Section 409A of the Code and using the identification methodology selected by the Company from time to time) and (B) the Company shall make a good faith determination that an amount payable pursuant to an award constitutes deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then the Company shall not pay such amount on the otherwise scheduled payment date but shall instead pay it on the first business day after such six-month period. Such amount shall be paid without interest, unless otherwise determined by the Committee, in its discretion, or as otherwise provided in any applicable employment agreement between the Company and the relevant Participant.

          (d)   Notwithstanding any provision of the Plan to the contrary, in light of the uncertainty with respect to the proper application of Section 409A of the Code, the Company reserves the right to make amendments to any award as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code. In any case, a Participant shall be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on such Participant or for such Participant's account in connection with an award (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any of its affiliates shall have any obligation to indemnify or otherwise hold such Participant harmless from any or all of such taxes or penalties.

        21.12    Applicable Law.    Except to the extent preempted by any applicable Federal law, the Plan shall be subject to and construed in accordance with the laws of the State of Maryland.

        21.13    Severability.    If any provision of the Plan or any award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any person or award, or would disqualify the Plan or any award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the award, such provision shall be construed or deemed stricken as to such jurisdiction, person or award and the remainder of the Plan and any such award shall remain in full force and effect.

        21.14    Counterparts and Headings.    The Plan may be executed in any number of counterparts, each of which shall be deemed an original. The counterparts shall constitute one and the same instrument, which shall be sufficiently evidenced by any one thereof. Headings used throughout the Plan are for convenience only and shall not be given legal significance.

 Exhibit C

CYRUSONE
2013 SHORT TERM INCENTIVE PLAN

(As adopted effective as of November 15, 2012)

1.    Introduction to Plan.

        1.1    Name and Sponsor of Plan.    The name of this Plan is the CyrusOne 2013 Short Term Incentive Plan, and its sponsor is CyrusOne Inc.

        1.2    Purposes of Plan.    The purposes of this Plan are (i) to further the growth of the Company by offering Key Employees of the Company competitive incentive compensation related to annual company and individual performance goals and (ii) to aid the Company in attracting and retaining Key Employees of outstanding abilities.

        1.3    Effective Date and Duration of Plan.

          (a)   The Plan is effective as of the Effective Date.

          (b)   The Plan shall remain in effect thereafter until the date on which the Plan is terminated in accordance with section 13 hereof. Upon the termination of the Plan, no awards may be granted under the Plan after the date of such termination but any award granted under the Plan on or prior to the date of such termination shall remain outstanding in accordance with the terms of the Plan and the terms of the award.

2.    General Definitions.    For all purposes of the Plan and in addition to other definitions of terms that are contained in other sections of the Plan, the following terms shall have the meanings indicated below when used in the Plan, unless the context clearly indicates otherwise.

        2.1   "Board" means the Board of Directors of CyrusOne.

        2.2   "CEO" means, as of any point in time, the person then designated by CyrusOne as its Chief Executive Officer.

        2.3   "Change in Control" means the occurrence of any of the events described in subsection 10.2 hereof.

        2.4   "Code" means the Internal Revenue Code of 1986, as it exists as of the Effective Date and as it may thereafter be amended. A reference to a specific section of the Code shall be deemed to be a reference both (i) to the provisions of such section as it exists as of the Effective Date and as it is subsequently amended, renumbered, or superseded (by future legislation) and (ii) to the provisions of any government regulation that is issued under such section as of the Effective Date or as of a later date.

        2.5   "Committee" means the committee appointed to administer the Plan under the provisions of subsection 3.1 hereof.

        2.6   "Company" means, collectively, (i) CyrusOne, (ii) each other corporation that is part of a controlled group of corporations (within the meaning of Section 1563(a) of the Code, but determined without regard to Sections 1563(a)(4) and (e)(3)(C) of the Code) that includes CyrusOne, and (iii) each other organization (a partnership, sole proprietorship, etc.) that is under common control (within the meaning of Section 414(b) of the Code) with CyrusOne.

        2.7   "CyrusOne" means CyrusOne Inc. (and, except for purposes of determining whether a Change in Control has occurred, any legal successor to CyrusOne Inc. that results from a merger or similar transaction).

        2.8   "CyrusOne Tax Year" means any tax year of CyrusOne for Federal income tax purposes. As of the Effective Date and until changed by CyrusOne, a CyrusOne Tax Year is a calendar year.

        2.9   "Effective Date" means November 15, 2012, the date of adoption of this Plan by the Board of Directors of Cincinnati Bell Inc.

        2.10 "Key Employee" means any person who is both (i) employed and classified as an employee by the Company and (ii) an officer of the Company subject to the disclosure requirements of Section 16 of the Exchange Act.

        2.11 "Exchange Act" means the Securities Exchange Act of 1934, as it exists as of the Effective Date and as it may thereafter be amended. A reference to a specific section of the Exchange Act shall be deemed to be a reference both (i) to the provisions of such section as it exists as of the Effective Date and as it is subsequently amended, renumbered, or superseded (by future legislation) and (ii) to the provisions of any government regulation or rule that is issued under such section as of the Effective Date or as of a later date.

        2.12 "Participant" means a person who, as a Key Employee, was granted an award under the Plan.

        2.13 "Plan" means this document, named the "CyrusOne 2013 Short Term Incentive Plan," as set forth herein and as it may be amended.

3.    Administration of Plan.

        3.1    Committee To Administer Plan.    The Plan shall be administered by the Committee. The Committee shall be the Compensation Committee of the Board, unless and until the Board appoints a different committee to administer the Plan. The Committee shall in any event consist of at least three members of the Board (i) who are neither officers nor employees of the Company and (ii) who are outside directors within the meaning of Section 162(m)(4)(C)(i) of the Code.

        3.2    Committee's Authority.    Subject to the limitations and other provisions of the Plan, the Committee shall have the sole and complete authority:

          (a)   to select, from all of the Key Employees, those Key Employees who shall participate in the Plan;

          (b)   to make awards to Key Employees at such times, in such forms, and in such amounts as it shall determine and to cancel, suspend, or amend any such awards;

          (c)   to impose such limitations, restrictions, and conditions upon awards as it shall deem appropriate;

          (d)   to interpret the Plan and to adopt, amend, and rescind administrative guidelines and other rules and regulations relating to the Plan;

          (e)   to appoint certain employees of the Company to act on its behalf as its representatives (including for purposes of signing agreements which reflect awards granted under the Plan); and

          (f)    to make all other determinations and to take all other actions it deems necessary or advisable for the proper administration of the Plan.

Except to the extent otherwise required by applicable law, the Committee's determinations on any matter within its authority shall be conclusive and binding on the Company, all Participants, and all other parties.

        3.3    Flexibility in Granting Awards.    Notwithstanding any other provision of the Plan that may be read to the contrary, the Committee may set different terms and conditions applicable to each and any award granted under the Plan, even when issued to the same Participant, and there is no obligation that the awards made with respect to any CyrusOne Tax Year must contain the same terms and conditions for all Participants or any group of Participants.

        3.4    Board Approval Needed for CEO Awards.    Notwithstanding the foregoing provisions of this section 3, any award set by the Committee for issuance to the Key Employee who is the CEO must be approved by the Board in order to become effective.

4.    Class of Key Employees Eligible for Plan.    Awards may be granted under the Plan to, and only to, Key Employees. As is indicated in section 3 hereof, the specific Key Employees to whom awards will be granted under the Plan, and who thereby will be Participants under the Plan, shall be chosen by the Committee in its sole discretion.

5.    Awards.

        5.1    CyrusOne Tax Year Awards.    Awards may be granted under the Plan at any time while the Plan is in effect by the Committee to any Key Employee or Key Employees (with any person who, as a Key Employee, is granted an award under the Plan being referred to herein as a Participant). Any award granted under the Plan to a Participant shall be made with respect to a specific CyrusOne Tax Year (for all purposes of the Plan, the award's "Award Year") and shall be composed of one or more parts. The grant of any award under the Plan to a Participant with respect to any CyrusOne Tax Year shall not entitle the Participant to an award for any subsequent CyrusOne Tax Year.

        5.2    Award Parts and Payment of Award Amount.

          (a)   As is indicated in subsection 5.1 hereof, any award granted under the Plan to a Participant shall be composed of one or more parts. Each part of an award granted under the Plan to a Participant shall be referred to herein, for all purposes of the Plan, as an "award part" and shall, subject to the following subsections of this section 5 and the provisions of section 8 hereof, provide for an amount to be paid to the Participant if and only if either Company performance goals or individual performance goals are determined to have been met in accordance with rules described in the following subsections of this section 5 and in sections 6 and 7 hereof.

          (b)   Further, subject to the following subsections of this section 5 and the provisions of section 7 and subsection 14.1 hereof, the total amount to be paid by reason of any award granted to a Participant under the Plan shall equal the sum of the amounts, if any, payable under each award part of the award and shall be paid in a lump sum, in cash or in equity-based awards, as determined by the Committee, to the Participant after the end of the award's Award Year but no later than the 15th day of the third month of the CyrusOne Tax Year that next follows the award's Award Year. Any equity-based awards granted to the Participant in payment of any award granted under the Plan shall be subject to the terms of the CyrusOne 2012 Long Term Incentive Plan (or any successor plan) and any applicable award agreement evidencing such equity-based awards. With respect to any award granted under the plan that is intended to qualify as "qualified performance-based compensation" under Section 162(m) of the Code, the equivalent value of any equity-based awards shall be determined in accordance with a methodology specified by the Committee within the first 90 days of the relevant Award Year (or, if shorter, within the maximum period allowed under Section 162(m) of the Code).

        5.3    Determination of Amount Payable under Award.

          (a)   Any award granted under the Plan to a Participant shall indicate a target payment amount (for all purposes of the Plan, the award's "Target") and assign a percent of the award's Target to each award part of the award (with the percent of the award's Target so assigned to any such award part being referred to herein, for all purposes of the Plan, as such award part's "Target Share").

          (b)   Subject to the other provisions of this section 5, the amount payable under an award that relates to any award part of the award shall be equal to such award part's Target Share if certain (or a certain level) of the Company performance goals or the individual performance goals (as the case may be) applicable to the award part are determined to be met and may also specify a payment amount more or less than such Target Share if additional or fewer (or if a higher or lower level) of the performance goals applicable to the award part are determined to be met.

        5.4    Discretion To Reduce Award Amount.

          (a)   Notwithstanding the foregoing subsections of this section 5 and with respect to any award granted under the Plan to a Participant, the Committee (or, when the award was granted to the CEO, the Board) may, prior to any payment being made under the award and in its sole and unrestricted discretion and for any reason (including its determination of the Participant's performance of his or her duties for the Company), reduce the amount that is otherwise payable under the award by reason of any award part of the award that determines an amount payable based on satisfaction of Company performance goals.

          (b)   The Committee (or, when the applicable award is granted to the CEO, the Board) may set, in the terms of an award granted under the Plan to a Participant, a limit on the reduction that can be made under this subsection 5.4 to the amount otherwise payable under the award by reason of any award part that determines an amount payable based on satisfaction of Company performance goals.

          (c)   Except as otherwise permitted by Section 162(m) of the Code, the discretion granted the Committee (or, if applicable, the Board) under this subsection 5.4 shall not in any manner allow it to, with respect to any award or award part that is intended to qualify as "qualified performance-based compensation" under Section 162(m) of the Code, (i) grant or provide payment in respect of any award part that determines an amount payable based on satisfaction of Company performance goals if the performance criteria identified in subsection 6.1 hereof that is used to determine the performance goals for such performance period have not been attained, (ii) increase the amount that would otherwise be payable under any award granted under the Plan by reason of any award part that determines an amount payable based on satisfaction of Company performance goals after the first 90 days of the performance period (or, if shorter, the maximum period allowed under Section 162(m) of the Code) or (iii) increase the amount of any award part that determines an amount payable based on satisfaction of Company performance goals above the maximum amount payable under subsection 5.7 hereof.

        5.5    Effect on Award Amount of Mid-Year Eligibility, Retirement, Death, Disability, or Leave of Absence.    Notwithstanding the foregoing subsections of this section 5, if a situation that is described in any of the following paragraphs of this subsection 5.5 applies to a Participant to whom an award is granted under the Plan, then the amount that is payable under the award shall be deemed to be equal to the product obtained by multiplying (i) the amount that would otherwise be payable under the award based on all of the foregoing subsections of this section 5 (without regard to the provisions of this subsection 5.5) by (ii) a fraction, the numerator of which is equal to the difference between the total number of days in the award's Award Year and the number of days that are to be excluded from such fraction's numerator pursuant to whichever of the following paragraphs of this subsection 5.5 are applicable to the Participant and the denominator of which is the total number of days in such Award Year.

          (a)   If the Participant becomes a Key Employee during but after the first day of the award's Award Year, and/or if the Participant ceases to be a Key Employee during but prior to the last day of the award's Award Year because of his or her retirement or death, then the numerator of the fraction referred to above shall exclude the number of the days in such Award Year on which the Participant is not a Key Employee. For all purposes of the Plan, a Participant's "retirement" shall be deemed to have occurred only if the Participant ceases to be an employee of the Company after either (i) both attaining age 60 and completing at least ten years of continuous service as an employee with the Company or (ii) completing at least 30 years of continuous service as an employee with the Company.

          (b)   If the Participant receives disability benefits under the Company's Sickness and Accident Disability Benefits Plan or any similar type of disability plan of the Company for more than 90 days of the award's Award Year, the numerator of the fraction referred to above shall exclude the number of the days in the period of such Award Year for which disability benefits are payable to the Participant under such plan.

          (c)   If the Participant is on a leave of absence (approved by the Company) for more than three months of the award's Award Year, the numerator of the fraction referred to above shall exclude the number of the days in such Award Year on which the Participant is on such leave of absence.

        5.6    Employment Requirements for Receipt of Award Amount.    Notwithstanding the foregoing subsections of this section 5, a Participant to whom an award has been granted under the Plan shall not in any event be entitled to receive any amount by reason of the award unless he or she both:

          (a)   either (i) is an employee of the Company on the last day of the award's Award Year or (ii) had his or her employment with the Company end during such Award Year because of his or her disability (for which the Participant will be entitled to receive or has received disability benefits under the Company's Sickness and Accident Disability Benefits Plan or any similar type of disability plan), his or her retirement (as defined in subsection 5.5(a) hereof), or his or her death; and

          (b)   has had at least three months of active service for the Company during the award's Award Year (not including any time the Participant was absent from active service during such Award Year by reason of any leave of absence or for any other reason, including an absence on account of disability).

        5.7    Maximum Amount of Award.    Notwithstanding any other provision of the Plan to the contrary, the amount payable to a Participant by reason of any award (including all of its award parts) that is granted to the Participant under the Plan with respect to any CyrusOne Tax Year shall not in any event exceed $3,000,000.

        5.8    Award Agreements.    Each award granted under the Plan to a Participant (and the terms of such award) may be evidenced in such manner as the Committee determines, including but not limited to written resolutions of the Committee or an agreement, notice, or similar document that is provided in any manner to the Participant.

6.    Company Performance Goals.

        6.1    Criteria for Company Performance Goals.    To the extent the meeting of "Company performance goals" set by the Committee may be a condition to an amount being determined with respect to an award part of an award granted under the Plan, the performance goals applicable to such award shall be determined by the Committee in its discretion, provided that if such award or award part is intended to qualify as "qualified performance-based compensation" under Section 162(m) of the Code, the Committee shall base such Company performance goals on, and only on, one or more of the following criteria applicable to the Company:

          (a)   free cash flow (defined as cash generated by operating activities, minus capital expenditures and other investing activities, dividend payments and proceeds from the issuance of equity securities, and proceeds from the sale of assets);

          (b)   operating cash flow;

          (c)   cash available for distribution;

          (d)   earnings before interest, taxes, depreciation, and amortization;

          (e)   earnings per share;

          (f)    funds from operations;

          (g)   adjusted funds from operations;

          (h)   operating efficiency;

          (i)    operating income;

          (j)    total shareholder returns;

          (k)   profit targets;

          (l)    revenue targets;

          (m)  profitability targets as measured by return ratios;

          (n)   working capital;

          (o)   market share (in the aggregate or by segment);

          (p)   portfolio and regional occupancy rates;

          (q)   net income;

          (r)   return on investment or capital;

          (s)   return on assets;

          (t)    return on equity;

          (u)   return on sales;

          (v)   return on development;

          (w)  level or amount of acquisitions.

        6.2    Method By Which Performance Criteria Can Be Measured.

          (a)   Any performance criteria identified in subsection 6.1 hereof that is used to determine the Company performance goals applicable to an award part of an award granted under the Plan shall be measured or determined on the basis of the award's Award Year, shall be set by the Committee either prior to the start of such year or within its first 90 days (provided that the performance criteria is not in any event set after 25% or more of the applicable Award Year has elapsed) and shall be criteria that will be able to be objectively determined by the Committee.

          (b)   Further, the Committee may provide in the terms of an award granted under the Plan that any factor used to help determine any performance criteria identified in subsection 6.1 hereof shall be taken into account only to the extent it exceeds or, conversely, is less than a certain amount. The Committee may also provide in the terms of an award granted under the Plan that, in determining whether any performance criteria identified in subsection 6.1 hereof has been attained, certain special or technical factors shall be ignored or, conversely, taken into account, in whole or in part, including but not limited to any one or more of the following factors:

            (1)   a gain, loss, income, or expense resulting from changes in generally accepted accounting principles that become effective during the award's Award Year;

            (2)   a gain, loss, income, or expense that is extraordinary in nature;

            (3)   an impact of other specified nonrecurring events;

            (4)   a gain or loss resulting from, and the direct expense incurred in connection with, the disposition of a business, in whole or in part, the sale of investments or non-core assets, or discontinued operations, categories, or segments of businesses;

            (5)   a gain or loss from claims and/or litigation and insurance recoveries relating to claims or litigation;

            (6)   an impact of impairment of tangible or intangible assets;

            (7)   an impact of restructuring activities, including, without limitation, reductions in force;

            (8)   an impact of investments or acquisitions made during the applicable Award Year;

            (9)   a loss from political and legal changes that impact operations, as a consequence of war, insurrection, riot, terrorism, confiscation, expropriation, nationalization, deprivation, seizure, business interruption, or regulatory requirements;

            (10) retained and uninsured losses from natural catastrophes;

            (11) currency fluctuations;

            (12) an expense relating to the issuance of stock options and/or other stock-based compensation;

            (13) an expense relating to the early retirement of debt; and/or

            (14) an impact of the conversion of convertible debt securities.

  Each of the adjustments described in this paragraph (b) shall be determined in accordance with generally accepted accounting principles and standards, unless another objective method of measurement is designated by the Committee.

          (c)   In addition, any performance criteria identified in subsection 6.1 hereof, and any adjustment in the factors identified in paragraph (b) of this subsection 6.2 that are used to determine any such performance criteria, may: (i) be measured or determined for CyrusOne, for any organization other than CyrusOne that is part of the Company, for the entire Company in the aggregate, or for any group of corporations or organizations that are included in the Company; and (ii) be measured and determined in an absolute sense and/or in comparison to the analogous performance criteria of other publicly traded companies (that are selected for such comparison purposes by the Committee).

        6.3    Verification That Company Performance Goals Are Met.    In order for any amount to become payable under the Plan when such amount is attributable to an award part of an award granted under the Plan that required the meeting of any Company performance goals, the Committee shall and must verify that such Company performance goals have been met by the latest date by which such amount must be paid under the other provisions of the Plan.

        6.4    Award Parts Intended To Constitute Performance-Based Compensation.    To the extent any amount that becomes payable under an award granted under the Plan is attributable to an award part of such award the payment of which is subject solely to the achievement of Company performance goals and that otherwise meets the requirements of Section 162(m)(4)(c) of the Code and the applicable regulations thereunder, such amount is intended to constitute "qualified performance-based compensation," within the meaning of Treasury Regulations Section 1.162-27(c) as issued under Code Section 162(m), and thereby, to be able to be deductible by the Company for Federal income tax purposes without regard to the deduction limits of Section 162(m)(1) of the Code.

7.    Individual Performance Goals.    To the extent the meeting of "individual performance goals" may be a condition to an amount being determined with respect to an award part of an award granted under the Plan to a Participant, the Committee may base such individual performance goals on any criteria it determines is appropriate for judging the performance of the Participant in fulfilling his or her duties for the Company. Such individual performance goals may be set at any time by the Committee, including after the end of the Award Year applicable to the award, and can be criteria that is either objectively or subjectively determinable by the Committee. When the applicable award is issued to the CEO, the Board shall have final approval as to the determination of whether the CEO has met any such individual performance goals. For the avoidance of doubt, any award part, the payment of which is subject to the meeting of individual performance goals, is not intended to constitute "qualified performance-based compensation" under Section 162(m) of the Code.

8.    Beneficiary Rules.

        8.1    Payment to Beneficiary.    Notwithstanding any of the foregoing provisions of the Plan, if a Participant is entitled to receive a payment under any award granted to him or her under the Plan by reason of the foregoing provisions of the Plan, but he or she dies before such payment is made to him or her, then such payment shall be made to the Participant's beneficiary (as determined under the provisions of subsection 8.2 hereof) at the same time as such payment would be made if the Participant had not died. No beneficiary of a Participant shall be entitled to any amount under the Plan that is greater than the amount to which the Participant is entitled under the foregoing provisions of the Plan.

        8.2    Beneficiary Designation.    For purposes of the Plan, a Participant's "beneficiary" shall mean the person(s), trust(s), and/or other entity(ies) whom or which the Participant designates as his or her beneficiary for the purposes of the Plan in any writing or form which is signed by the Participant and acceptable to the Committee, provided that such writing or form is filed with the Committee prior to the Participant's death. The determination of a Participant's beneficiary under the Plan shall also be subject to the following paragraphs of this subsection 8.2.

          (a)   If the Participant names more than one person, trust, and/or other entity as part of his or her beneficiary with respect to the Plan, each person, trust, and other entity designated as part of the Participant's beneficiary shall be entitled to an equal share of any amount payable to the Participant's beneficiary under any award granted under the Plan (unless the Participant otherwise designates in the writing or form by which he or she names his or her beneficiary for purposes of the Plan).

          (b)   The Participant may revoke or change his or her beneficiary designation by signing and filing with the Committee at any time prior to his or her death a new writing or form acceptable to the Committee.

          (c)   Notwithstanding the foregoing provisions of this subsection 8.2, if no beneficiary designation of the Participant has been filed with the Committee prior to his or her death, or if the Committee in good faith determines either that any beneficiary designation made by the Participant prior to his or her death is for any reason not valid or enforceable under applicable law or that there is a valid question as to the legal right of the designated beneficiary to receive the applicable payment, then the applicable payment shall be paid to the estate of the Participant (in which case none of the Company, the Committee, or any of their personnel, agents, or representatives shall have any further liability to anyone with respect to such payment).

9.    Nonassignability of Awards.    Except as may be required by applicable law, no award granted under the Plan or any part thereof may be assigned, transferred, pledged, or otherwise encumbered by a Participant otherwise than by designation of a beneficiary under the provisions of section 8 hereof.

10.    Provisions Upon Change in Control.

        10.1    Effect of Change in Control on Awards.    In the event a Change in Control occurs on or after the Effective Date, then, unless otherwise prescribed by the Committee in the terms of an applicable award, the following paragraphs of this subsection 10.1 shall apply notwithstanding any other provision of the Plan to the contrary.

          (a)   The amount payable under any award that was granted under the Plan with respect to the CyrusOne Tax Year that immediately precedes the CyrusOne Tax Year in which the Change in Control occurs shall, if such amount has not yet been paid (or if such amount has not been determined) by the date of the Change in Control, be paid within five business days after the date of such Change in Control (and, if the amount of such award has not yet been determined by the date of the Change in Control, its amount shall be deemed to be equal to the award's Target).

          (b)   A pro rata portion of any award granted under the Plan with respect to the CyrusOne Tax Year in which the Change in Control occurs shall be paid within five business days after the date of the Change in Control, with the pro rata portion of such award being deemed to be equal to such award's Target multiplied by a fraction, the numerator of which shall equal the number of full and partial months (including the month in which the Change in Control occurs) since the first day of the CyrusOne Tax Year in which the Change in Control occurs and the denominator of which shall equal the number of months in such CyrusOne Tax Year.

        10.2    Definition of Change in Control.    For purposes of the Plan, a "Change in Control" shall, with respect to any award granted under the Plan, have the meaning set forth in the terms of the award (provided, however, that, except in the case of a transaction similar to the transaction described in paragraph (d) of this subsection 10.2, any such specified Change in Control shall not occur until the consummation or effectiveness of the event or transaction that is identified in the award as a Change in Control, rather than upon the announcement, commencement, shareholder approval, or other potential occurrence of the event or transaction that, if completed, would result in the Change in Control); except that, if there is no definition of a Change in Control set forth in the terms of the award, then "Change in Control" shall mean the occurrence of any one of the events described in the following paragraphs of this subsection 10.2.

          (a)   A majority of the Board as of any date not being composed of Incumbent Directors. For purposes of this subsection 10.2, as of any date, the term "Incumbent Director" means any individual who is a director of CyrusOne as of such date and either: (i) who was a director of CyrusOne at the beginning of the 24-consecutive-month period ending on such date; or (ii) who became a CyrusOne director subsequent to the beginning of such 24-consecutive-month period and whose appointment, election, or nomination for election was approved by a vote of at least two-thirds of the CyrusOne directors who were, as of the date of such vote, Incumbent Directors (either by a specific vote or by approval of the proxy statement of CyrusOne in which such person is named as a nominee for director). It is provided, however, that no individual initially appointed, elected, or nominated as a director of CyrusOne as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board or Cincinnati Bell Inc. or any of its affiliates shall ever be deemed to be an Incumbent Director.

          (b)   Any "person," as such term is defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act, being or becoming "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of CyrusOne representing 20% or more of the combined voting power of CyrusOne's then outstanding securities eligible to vote for the election of the Board (for purposes of this subsection 10.2, the "CyrusOne Voting Securities"). It is provided, however, that the event described in this paragraph (b) shall not be deemed to be a Change in Control if such event results from any of the following: (i) the acquisition of any CyrusOne Voting Securities by the Company, (ii) the acquisition of any CyrusOne Voting Securities by any employee benefit plan (or related trust) sponsored or maintained by the Company, (iii) the acquisition of any CyrusOne Voting Securities by any underwriter temporarily holding securities pursuant to an offering of such securities, (iv) a Non-Qualifying Transaction (as defined in paragraph (c) of this subsection 10.2), (v) the acquisition of any CyrusOne Voting Securities by any entity owned, directly or indirectly, by the shareholders of CyrusOne in substantially the same proportions as their ownership of the CyrusOne Voting Securities or (vi) the acquisition of any CyrusOne Voting Securities by Cincinnati Bell Inc. or any of its affiliates.

          (c)   The consummation of a merger, consolidation, statutory share exchange, or similar form of corporate transaction involving the Company (for purposes of this paragraph (c), a "Reorganization") or sale or other disposition of all or substantially all of the assets of the Company to an entity that is not an affiliate of the Company (for purposes of this paragraph (c), a "Sale"), that in each case requires the approval of CyrusOne's shareholders under the law of CyrusOne's jurisdiction of organization, whether for such Reorganization or Sale (or the issuance of securities of CyrusOne in such Reorganization or Sale), unless immediately following such Reorganization or Sale:

            (1)   more than 60% of the total voting power (in respect of the election of directors, or similar officials in the case of an entity other than a corporation) of (i) the entity resulting from such Reorganization or the entity which has acquired all or substantially all of the assets of the Company (for purposes of this paragraph (c) and in either case, the "Surviving Entity"), or (ii) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of more than 50% of the total voting power (in respect of the election of directors, or similar officials in the case of an entity other than a corporation) of the Surviving Entity (for purposes of this paragraph (c), the "Parent Entity"), is represented by CyrusOne Voting Securities that were outstanding immediately prior to such Reorganization or Sale (or, if applicable, is represented by shares into which such CyrusOne Voting Securities were converted pursuant to such Reorganization or Sale), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such CyrusOne Voting Securities among the holders thereof immediately prior to the Reorganization or Sale;

            (2)   no person (other than (i) any employee benefit plan sponsored or maintained by the Surviving Entity or the Parent Entity or the related trust of any such plan or (ii) Cincinnati Bell Inc. or any of its affiliates) is or becomes the beneficial owner, directly or indirectly, of 20% or more of the total voting power (in respect of the election of directors, or similar officials in the case of an entity other than a corporation) of the outstanding voting securities of the Parent Entity (or, if there is no Parent Entity, the Surviving Entity); and

            (3)   at least a majority of the members of the board of directors (or similar officials in the case of an entity other than a corporation) of the Parent Entity (or, if there is no Parent Entity, the Surviving Entity) following the consummation of the Reorganization or Sale were, at the time of the approval by the Board of the execution of the initial agreement providing for such Reorganization or Sale, Incumbent Directors (any Reorganization or Sale which satisfies all of the criteria specified in subparagraphs (1), (2), and (3) of this paragraph (c) being deemed to be a "Non-Qualifying Transaction" for purposes of this subsection 10.2).

          (d)   The shareholders of CyrusOne approving a plan of complete liquidation or dissolution of CyrusOne unless such liquidation or dissolution is a Non-Qualifying Transaction.

        Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 20% of the CyrusOne Voting Securities as a result of the acquisition of CyrusOne Voting Securities by CyrusOne which reduces the number of

CyrusOne Voting Securities outstanding; provided that, if after such acquisition by CyrusOne such person becomes the beneficial owner of additional CyrusOne Voting Securities that increases the percentage of outstanding CyrusOne Voting Securities beneficially owned by such person, a Change in Control shall then occur.

11.    Adjustments.    The Committee shall be authorized to correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any award granted under the Plan in the manner and to the extent it shall determine is needed to reflect the intended provisions of the Plan or that award or to meet any law that is applicable to the Plan (or the provisions of any law which must be met in order for the normal tax consequences of the award to apply).

12.    Withholding.    The Company shall retain from the payment of any award granted under the Plan a sufficient amount of cash applicable to the award to satisfy all withholding tax obligations that apply to the payment.

13.    Amendment or Termination of Plan.

        13.1    Right of Board To Amend or Terminate Plan.    Subject to the provisions of subsection 1.3(b) hereof but notwithstanding any other provision hereof to the contrary, the Board may amend or terminate the Plan or any portion or provision thereof at any time, provided that no such action shall materially impair the rights of a Participant with respect to a previously granted Plan award without the Participant's consent. Notwithstanding the foregoing, the Board may not in any event, without the approval of CyrusOne's shareholders, adopt an amendment to the Plan which shall make any change in the Plan that is required by applicable law to be approved by CyrusOne's shareholders in order to be effective.

        13.2    Rules When Shareholder Approval for Amendment Is Required.    If approval of CyrusOne's shareholders is required to a Plan amendment pursuant to the provisions of subsection 13.1 hereof, then such approval must comply with all applicable provisions of CyrusOne's corporate charter, bylaws and regulations and any applicable state law. If the applicable state law fails to prescribe a method and degree in such cases, then such approval must be made by a method and degree that would be treated as adequate under applicable state law in the case of an action requiring shareholder approval of an amendment to the Plan.

        13.3    Right of Committee to Amend Awards.    The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate any award granted under the Plan, prospectively or retroactively; provided that, except as set forth in the Plan, unless otherwise provided by the Committee in the terms of such award, no such action shall materially impair the rights of any Participant with respect to a previously granted Plan award without the Participant's consent.

14.    Miscellaneous.

        14.1    Deferrals of Award Payments.    The Committee may, in its discretion and if performed in accordance with the terms and conditions of an award granted under the Plan or of any plan maintained by CyrusOne, permit Participants to elect to defer the payment otherwise required under all or part of any award granted under the Plan. Such deferral shall not be permitted by the Committee unless such deferral terms and conditions meet all of the conditions of Section 409A of the Code.

        14.2    No Right To Employment.    Nothing contained in the Plan or any award granted under the Plan shall confer on any Participant any right to be continued in the employment of the Company or interfere in any way with the right of the Company to terminate the Participant's employment at any time and in the same manner as though the Plan and any awards granted under the Plan were not in effect.

        14.3    No Advance Funding of Plan Benefits.    All payments required to be made under awards granted under the Plan shall be made by the Company out of its general assets. In this regard, the Plan shall not be funded and the Company shall not be required to segregate any assets to reflect any awards granted under the Plan. Any liability of the Company to any person with respect to any award granted under the Plan shall be based solely upon the contractual obligations that apply to such award, and no such liability shall be deemed to be secured by any pledge of or other lien or encumbrance on any property of the Company.

        14.4    Plan Benefits Generally Not Part of Compensation for Other Company Benefit Plans.    Any payments or other benefits provided to a Participant with respect to an award granted under the Plan shall not be deemed a part of the Participant's compensation for purposes of any termination or severance pay plan, or any other pension, profit sharing, or other benefit plan, of the Company unless such plan expressly or clearly indicates that the payments or other benefits provided under an award granted under the Plan shall be considered part of the Participant's compensation for purposes of such plan or unless applicable law otherwise requires.

        14.5    Recoupment of Awards.    Any written agreement containing the terms and conditions of awards made under the Plan may (i) provide for recoupment by the Company of all or any portion of an award if the Company's financial statements are required to be restated due to noncompliance with any financial reporting requirement under the Federal securities laws or (ii) include restrictive covenants, including non-competition, non-disparagement and confidentiality conditions or restrictions, that the Participant must comply with during employment or service by the Company or for a specified period thereafter as a condition to the Participant's receipt or retention of all or any portion of an award. This subsection 14.5 shall not be the Company's exclusive remedy with respect to such matters.

        14.6    Section 409A.

          (a)   It is intended that the provisions of the Plan comply with Section 409A of the Code, and all provisions of the Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code.

          (b)   No Participant or the creditors or beneficiaries of a Participant shall have the right to subject any deferred compensation (within the meaning of Section 409A of the Code) payable under the Plan to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to any Participant or for the benefit of any Participant under the Plan may not be reduced by, or offset against, any amount owing by any such Participant to the Company or any of its affiliates.

          (c)   If, at the time of a Participant's separation from service (within the meaning of Section 409A of the Code), (A) such Participant shall be a specified employee (within the meaning of Section 409A of the Code and using the identification methodology selected by the Company from time to time) and (B) the Company shall make a good faith determination that an amount payable pursuant to an Award constitutes deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then the Company shall not pay such amount on the otherwise scheduled payment date but shall instead pay it on the first business day after such six-month period. Such amount shall be paid without interest, unless otherwise determined by the Committee, in its discretion, or as otherwise provided in any applicable employment agreement between the Company and the relevant Participant.

          (d)   Notwithstanding any provision of the Plan to the contrary, in light of the uncertainty with respect to the proper application of Section 409A of the Code, the Company reserves the right to make amendments to any award as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code. In any case, a Participant shall be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on such Participant or for such Participant's account in connection with an award (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any of its affiliates shall have any obligation to indemnify or otherwise hold such Participant harmless from any or all of such taxes or penalties.

        14.7    Applicable Law.    Except to the extent preempted by any applicable Federal law, the Plan shall be subject to and construed in accordance with the laws of the State of Maryland.

        14.8    Severability.    If any provision of the Plan or any award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any person or award, or would disqualify the Plan or any award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the award, such provision shall be construed or deemed stricken as to such jurisdiction, person or award and the remainder of the Plan and any such award shall remain in full force and effect.

        14.7    Counterparts and Headings.    The Plan may be executed in any number of counterparts, each of which shall be deemed an original. The counterparts shall constitute one and the same instrument, which shall be sufficiently evidenced by any one thereof. Headings used throughout the Plan are for convenience only and shall not be given legal significance.

www.envisionreports.com/CONE Step 1: Go to www.envisionreports.com/CONE to view the materials. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Vote by Internet • Go to www.envisionreports.com/CONE • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Stockholder Meeting Notice 01S4UD + + Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholders Meeting to be Held on May 1, 2014 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at: Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 10, 2014 to facilitate timely delivery. . IMPORTANT ANNUAL MEETING INFORMATION 1234 5678 9012 345 NNNNNNNNNNNN NNNNNNNNN NNNNNN C 1234567890 C O Y 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________

Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. g Internet – Go to www.envisionreports.com/CONE. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. g Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. g Email – Send email to investorvote@computershare.com with “Proxy Materials CyrusOne Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 10, 2014. . Stockholder Meeting Notice The Company’s Annual Meeting of Stockholders will be held on May 1, 2014 at The W Hotel Dallas, 2440 Victory Park Lane, Dallas, TX 75219, at 11:00 a.m. Central Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all nominees, and FOR Proposals 2, 3, 4 and 5. 1. The election of nine directors; 2. The approval of our 2014 Employee Stock Purchase Plan; 3. The Approval of the material terms of the performance goals under our 2012 Long-Term Incentive Plan for purposes of Internal Revenue Code Section 162(m); 4. The Approval of the material terms of the performance goals under our 2013 Short-Term Incentive Plan for purposes of Internal Revenue Code Section 162(m); and 5. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending on December 31, 2014. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. 01S4UD

CyrusOne
Built for Tomorrow. Ready Today.

IMPORTANT ANNUAL MEETING INFORMATION

Annual Meeting Proxy Card

1. The Election of Directors

Nominee	For	Withhold	Nominee	For	Withhold	Nominee	For	Withhold
01 - Gary J. Wojtaszek	☐	☐	02 - John F. Cassidy	☐	☐	03 - William E. Sullivan	☐	☐
04 - T. Tod Nielsen	☐	☐	05 - Alex Shumate	☐	☐	06 - Melissa E. Hathaway	☐	☐
07 - David H. Ferdman	☐	☐	08 - Lynn A. Wentworth	☐	☐	09 - John W. Gamble	☐	☐

1 U P X 1 9 2 0 0 8 2

01S4TD

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01S4TD 1 U PX + q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Annual Meeting Proxy Card . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below B Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + A Proposals — The Board recommends a vote FOR all nominees, and FOR Proposals 2, 3, 4 and 5. For Against Abstain For Against Abstain 2. The Approval of our 2014 Employee Stock Purchase Plan 01 - Gary J. Wojtaszek 04 - T. Tod Nielsen 07 - David H. Ferdman 02 - John F. Cassidy 05 - Alex Shumate 08 - Lynn A. Wentworth 03 - William E. Sullivan 06 - Melissa E. Hathaway 09 - John W. Gamble 1. The Election of Directors For Withhold For Withhold For Withhold IMPORTANT ANNUAL MEETING INFORMATION 3. The Approval of the material terms of the performance goals under our 2012 Long-Term Incentive Plan for purposes of Internal Revenue Code Section 162(m) 5. The Ratification of Deloitte & Touche LLP as our independent registered public accounting firm for 2014 4. The Approval of the material terms of the performance goals under our 2013 Short-Term Incentive Plan for purposes of Internal Revenue Code Section 162(m) MMMMMMMMMMMM 1 9 2 0 0 8 2 MMMMMMMMM

q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q . Notice of 2014 Annual Meeting of Stockholders 11:00 a.m. Central Time 2440 Victory Park Lane, Dallas, TX 75219 Proxy Solicited by Board of Directors for Annual Meeting – May 1, 2014 Gary J. Wojtaszek, Kimberly H. Sheehy, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of CyrusOne Inc. to be held on May 1, 2014 at 11:00 a.m., Central Time, or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees, and FOR Proposals 2, 3, 4 and 5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side.) Proxy — CyrusOne Inc.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01S4SD 9 4 D V + Annual Meeting Proxy Card . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + Change of Address — Please print your new address below. Comments — Please print your comments below. B Non-Voting Items A Proposals — The Board recommends a vote FOR all nominees, and FOR Proposals 2, 3, 4 and 5. For Against Abstain 3. The Approval of the material terms of the performance goals under our 2012 Long-Term Incentive Plan for purposes of Internal Revenue Code Section 162(m) For Against Abstain 2. The Approval of our 2014 Employee Stock Purchase Plan Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. 01 - Gary J. Wojtaszek 04 - T. Tod Nielsen 07 - David H. Ferdman 02 - John F. Cassidy 05 - Alex Shumate 08 - Lynn A. Wentworth 03 - William E. Sullivan 06 - Melissa E. Hathaway 09 - John W. Gamble 1. The Election of Directors For Withhold For Withhold For Withhold IMPORTANT ANNUAL MEETING INFORMATION 5. The Ratification of Deloitte & Touche LLP as our independent registered public accounting firm for 2014 4. The Approval of the material terms of the performance goals under our 2013 Short-Term Incentive Plan for purposes of Internal Revenue Code Section 162(m) MMMMMMMMMMMM MMMMMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 MMMMMMM 1 9 2 0 0 8 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 J N T C123456789 qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on May 1, 2014. Vote by Internet • Go to www.envisionreports.com/CONE • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

. Notice of 2014 Annual Meeting of Stockholders 11:00 a.m. Central Time 2440 Victory Park Lane, Dallas, TX 75219 Proxy Solicited by Board of Directors for Annual Meeting – May 1, 2014 Gary J. Wojtaszek, Kimberly H. Sheehy, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of CyrusOne Inc. to be held on May 1, 2014 at 11:00 a.m., Central Time, or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees, and FOR Proposals 2, 3, 4 and 5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side.) Proxy — CyrusOne Inc. qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q

QuickLinks

QUESTIONS AND ANSWERS
PROPOSAL 1: ELECTION OF DIRECTORS
  The Board of Directors
  Biographical Information Regarding Executive Officers Who Are Not Directors
  Corporate Governance Profile
  Board of Directors
  Board Leadership
  Director Independence
  Board Meetings
  Board Committees
  Role of the Board in Risk Oversight
  Nomination of Directors
  Compensation Committee Interlocks and Insider Participation
  Board Compensation for 2013
2013 Director Compensation Table
  Corporate Governance Matters
  Communication with the Board of Directors, Independent Directors and the Audit Committee
PROPOSAL 2: APPROVAL OF THE CYRUSONE INC. 2014 EMPLOYEE STOCK PURCHASE PLAN
  Summary of the ESPP
  Federal Income Tax Consequences to the Company and to Participants
  Benefits to Named Executive Officers and Others
PROPOSAL 3: APPROVAL OF THE MATERIAL TERMS OF THE PERFORMANCE GOALS UNDER THE CYRUSONE 2012 LONG TERM INCENTIVE PLAN FOR PURPOSES OF INTERNAL REVENUE CODE SECTION 162(m)
  General
  Material Terms of Performance Goals
  Effect of Proposal
  Summary of the Plan
  Certain Federal Tax Aspects of Plan
  Awards
PROPOSAL 4: APPROVAL OF THE MATERIAL TERMS OF THE PERFORMANCE GOALS UNDER THE CYRUSONE 2013 SHORT TERM INCENTIVE PLAN FOR PURPOSES OF INTERNAL REVENUE CODE SECTION 162(m)
  General
  Material Terms of Performance Goals
  Effect of Proposal
  Summary of the Short Term Incentive Plan
  Equity Compensation Plan Information
PROPOSAL 5: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
  Fee Disclosure
AUDIT COMMITTEE REPORT
EXECUTIVE COMPENSATION
  Summary Compensation Table
  Outstanding Equity Awards at 2013 Fiscal Year-End
  Potential Payments Upon Termination of Employment or Change in Control
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
  Aggregate Consideration and Issuance of Equity Interests to CBI
  Partnership Agreement
  Registration Rights
  Indemnification of Officers and Directors
  Director Relationships
  Other Related Party Transactions and Arrangements
  Review and Approval of Future Transactions with Related Persons
STOCKHOLDER PROPOSALS
Exhibit A
CYRUSONE INC. 2014 EMPLOYEE STOCK PURCHASE PLAN
SECTION 1 PURPOSE
SECTION 2 BACKGROUND
SECTION 3 DEFINITIONS
SECTION 4 ELIGIBILITY
SECTION 5 PARTICIPATION
SECTION 6 CONTRIBUTIONS
SECTION 7 STOCK PURCHASES
SECTION 8 LIMITATION ON PURCHASES
SECTION 9 WITHDRAWAL FROM PARTICIPATION
SECTION 10 EMPLOYMENT TERMINATION
SECTION 11 PLAN ADMINISTRATION
SECTION 12 RIGHTS NOT TRANSFERABLE
SECTION 13 RESERVED SHARES
SECTION 14 CAPITAL CHANGES
SECTION 15 AMENDMENT
SECTION 16 PLAN TERMINATION
SECTION 17 GOVERNMENT REGULATIONS
SECTION 18 FOREIGN JURISDICTIONS
SECTION 19 GOVERNING LAW
Exhibit B
CYRUSONE 2012 LONG TERM INCENTIVE PLAN
Exhibit C
CYRUSONE 2013 SHORT TERM INCENTIVE PLAN (As adopted effective as of November 15, 2012)